SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[x]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials

NIC Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
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____________________________________________________________________________________
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____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
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____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

NIC INC.
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061

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Notice of Annual Meeting of Shareholders
To Be Held May 5, 2009
_________________

Date:	May 5, 2009
Time:	10:00 a.m. CDT
Place:	Sheraton Overland Park Hotel at the Convention Center,
6100 College Boulevard, Overland Park, Kansas 66211

     At the Annual Meeting of Shareholders, of NIC Inc. (the "Company") you will be asked to:

1.	Elect the Company's nominees as directors;

2.	Consider and vote upon a proposed plan of conversion to cause the reincorporation of the Company from the State of Colorado to the State of Delaware;

3.	Consider and vote upon a proposal to include provisions in the Company's Delaware certificate of incorporation authorizing an additional 20,000,000 shares of capital stock designated as "blank check" preferred stock;

4.	Consider and vote upon a proposed amendment to the 2006 Amended and Restated Stock Option and Incentive Plan;

5.	Consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the year ending December 31, 2009;

6.	Consider and vote upon a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes for approval of the matters referenced above at the Annual Meeting; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

     Shareholders of record at the close of business on March 9, 2009 are entitled to vote at the Annual Meeting. We hope that you will vote your shares as soon as possible. You may vote by timely mailing a proxy card or you may vote your shares by timely returning the voter instruction form provided by your bank, broker or other nominee. You may also vote by Internet, by telephone or in person at the Annual Meeting before the deadline provided in the proxy card. Please review the instructions for the various voting options which are provided on the proxy card.

By Order of the Board of Directors

William F. Bradley, Jr.
Secretary
March [ ], 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 5, 2009: The Proxy Statement and Annual Report to Shareholders are available to you at http://materials.proxyvote.com/62914B.

PRELIMINARY COPY, SUBJECT TO COMPLETION
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PROXY STATEMENT
_________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NIC Inc., a Colorado corporation ("NIC" or the "Company"), for NIC's Annual Meeting of Shareholders, or any adjournment or postponement thereof, to be held at the Sheraton Overland Park Hotel at the Convention Center, 6100 College Boulevard, Overland Park, Kansas 66211 on Tuesday, May 5, 2009 at 10:00 a.m., local time. The Board of Directors encourages you to read this Proxy Statement and to vote on the matters to be considered at the Annual Meeting.

     The Company will pay the cost of soliciting proxies. NIC may supplement the mailed proxy solicitations by additional communications, which may include communications by mail, fax, telephone or personal delivery, but no additional compensation will be paid to directors, officers or employees for such solicitation. The Company will request brokers, banks and other nominees who hold shares of NIC common stock ("Common Stock") in their names to furnish proxy materials to beneficial owners of the shares and will reimburse such brokers, banks and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

     The Company has retained [_____], a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Annual Meeting at an anticipated cost not to exceed $[___], plus reimbursement of reasonable-out-of-pocket expenses for such items as mailing, copying, phone calls, faxes and other related items. In addition, the Company has agreed to indemnify [____] against certain losses arising out of that firm's proxy soliciting services on the Company's behalf.

     The Company's Annual Report on Form 10-K and Summary Annual Report to Shareholders for 2008 (collectively, the "Annual Report to Shareholders") are being mailed to the shareholders with the Proxy Statement. The Annual Report to Shareholders is not incorporated in this Proxy Statement and is not to be deemed part of the proxy soliciting materials.

     Definitive copies of these proxy materials were first mailed to our shareholders entitled to vote on or about March [ ], 2009.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 5, 2009: The Proxy Statement and Annual Report to Shareholders are available to you at http://materials.proxyvote.com/62914B.

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TABLE OF CONTENTS
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EMPLOYMENT AGREEMENTS AND SEVERANCE PAYMENTS	54

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	58

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	59

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	59

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	60

OTHER BUSINESS	62

APPENDICES

Appendix A	Plan of Conversion
Appendix B-1	Form of Delaware Certificate of Incorporation (if Proposal No. 3 is Approved)
Appendix B-2	Form of Delaware Certificate of Incorporation (if Proposal No. 3 is Not Approved)
Appendix C	Form of Delaware Bylaws
Appendix D	Summary Comparison of Shareholder Rights before and after the Reincorporation
Appendix E	NIC Inc. 2006 Amended and Restated Stock Option and Incentive Plan (as proposed to be amended)

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VOTING PROCEDURES AND RELATED MATTERS
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Your vote is very important.

     You can vote your shares at the Annual Meeting if you are present in person or represented by proxy.

Who can vote?

     Shareholders of record as of the close of business on March 9, 2009 (also referred to as the Record Date) are entitled to vote. On that date, approximately [     ] shares of Common Stock were outstanding and eligible to vote.

How many votes do I have?

     On each matter presented at the Annual Meeting, you are entitled to one vote for each share of Common Stock owned by you at the close of business on the Record Date.

What is the difference between holding shares as a shareholder of record and a beneficial owner?

     Most NIC shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by NIC. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting, or to vote by Internet or telephone. We have enclosed a proxy card for you to use.

     Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting, unless you obtain a proxy from your broker, bank or other nominee and present it to the inspector of elections at the Annual Meeting with your ballot. Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

How do I vote?

     If you are a shareholder of record, you may vote by telephone, on the Internet, by mail or by attending the Annual Meeting and voting by ballot in person, each as described below. If you hold shares beneficially in street name, you may vote by returning the voter instruction form to your broker, bank or other nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction form provided by your broker, bank or other nominee.

     Internet Voting. To vote by Internet, follow the instructions on your proxy card that instruct you to vote at www.proxyvote.com up until 11:59 p.m., Eastern time, on the day before the Annual Meeting date. Most NIC shareholders who hold shares beneficially in street name may vote by accessing the website specified on the voting instruction form provided by their brokers, banks or other nominees. Please check the voting instruction form for Internet voting availability.

     Telephone Voting. To vote by telephone, follow the instructions on your proxy card that instruct you to vote by calling the number specified on the proxy card up until 11:59 p.m., Eastern time, on the day before the Annual Meeting date. Most NIC shareholders who hold shares beneficially in street name may vote by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or other nominees. Please check the voting instruction form for telephone voting availability.

     Voting By Mail. Shareholders not wishing to vote electronically on the Internet or by telephone, or whose voting instruction form does not reference Internet or telephone voting information, should follow these instructions for voting by mail. Shareholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxies submitted by mail must be received no later than the day before the Annual Meeting date to ensure that they are counted. NIC shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction form provided by their brokers, banks or other nominees and mailing them in the accompanying pre-addressed envelopes.

     Voting in Person. Shareholders of record of Common Stock may also vote their shares in person at the Annual Meeting. However, if your shares are held beneficially in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker, bank or other nominee) and bring it with you to the Annual Meeting. Signing and returning your proxy card or submitting your vote on the Internet or by telephone does not affect your right to vote in person at the Annual Meeting.

How will my votes be counted?

     If you timely return your properly signed proxy card or voting instruction form, the shares they represent will be voted in accordance with your instructions. If you timely return your properly signed proxy card or voting instruction form, but do not mark selections, the related shares will be voted: FOR the election of the nominees named herein as directors; FOR the approval of the proposed plan of conversion to cause the reincorporation of the Company from the State of Colorado to the State of Delaware; FOR the approval of the proposed inclusion in the Company's Delaware certificate of incorporation of provisions authorizing an additional 20,000,000 shares of capital stock designated as "blank check" preferred stock; FOR the approval of the amendment to the 2006 Amended and Restated Stock Option and Incentive Plan; FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the year ending December 31, 2009; and FOR the approval of the grant of discretionary authority to the persons named as proxies to vote to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes for approval of the foregoing matters at the Annual Meeting.

     If you are a beneficial owner and hold your shares in street name through a broker, bank or other nominee and do not return the voting instruction form, the broker, bank or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers, banks and other nominees have the discretion to vote on "routine" matters, such as the uncontested election of directors and the ratification of the selection of accounting firms, but do not have discretion to vote on matters that are not considered "routine." The proposals relating to the reincorporation, the "blank check" preferred stock, the amendment of the 2006 Amended and Restated Stock Option and Incentive Plan and the grant of discretionary authority for the adjournment of the Annual Meeting are not considered routine matters. Consequently, if you do not provide your broker, bank or other nominee with your voting instructions for any one of these proposals, the broker, bank or other nominee cannot vote your shares on that proposal, which is referred to as a "broker non-vote."

     The enclosed proxy card or voting instruction form also grants the proxy holders discretionary authority to vote on any other business that may properly come before the meeting as well as any procedural matters.

What vote is required?

     Business cannot be conducted at the Annual Meeting unless a quorum is present. In order to have a quorum, a majority of the shares of Common Stock that are outstanding and entitled to vote at the meeting must be represented in person or by proxy. If there are not sufficient votes in attendance at the Annual Meeting in person or by proxy to constitute a quorum for approval of any matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum.

     Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting and the director nominees who receive the most votes will be elected. Pursuant to our Bylaws, the Board has set the number of directors that shall constitute the Board at seven, effective as of the date of the Annual Meeting. The affirmative vote of the holders of a majority of the votes cast on the proposal will be required to approve the proposed amendment to the 2006 Amended and Restated Stock Option and Incentive Plan and to ratify the appointment of the independent registered public accountants. The affirmative vote of the holders of a majority of all the outstanding shares of Common Stock entitled to vote thereon is required to approve the proposals relating to the reincorporation and "blank check" preferred stock. In order for shareholders to approve the adjournment of the Annual Meeting, such approval requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting, whether or not a quorum exists.

How are abstentions and broker non-votes counted?

     Abstentions or withhold votes and broker non-votes will be counted to determine whether there is a quorum present. Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting, with the nominees obtaining the most votes being elected. Because there is no minimum vote required for the election of directors, abstentions or withhold votes and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Pursuant to our Bylaws, the Board has set the number of directors that shall constitute the Board at seven, effective as of the date of the Annual Meeting.

     Abstentions are counted in determining the total number of votes cast with respect to a proposal that requires a majority of votes cast and, therefore, will have the same effect as a vote against the proposals to approve the proposed amendment to the 2006 Amended and Restated Stock Option and Incentive Plan and to ratify the appointment of the independent registered public accountants. Broker non-votes are not counted in determining the number of votes cast with respect to a proposal that requires a majority of votes cast and, therefore, will not affect the outcome of the voting on these proposals.

     The affirmative vote of the holders of a majority of all the outstanding shares of Common Stock entitled to vote thereon is required to approve the proposals relating to the reincorporation and "blank check" preferred stock. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, abstentions and broker non-votes will have the same effect as a vote against these proposals.

     Because approval by shareholders of the proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting, abstentions will have the same effect as voting against that proposal. A failure to attend the Annual Meeting in person together with a failure to submit a proxy will have no effect with respect to the adjournment proposal. Because brokers do not have discretionary authority to vote on proposals presented at the Annual Meeting, broker non-votes will not count as votes for or against the proposal to adjourn the meeting.

What are the Board of Directors' Recommendations?

     The Board of Directors recommends that you vote all of your shares:

1.	FOR the election of the seven nominees named herein for director;

2.	FOR the approval of the proposed plan of conversion to cause the reincorporation of the Company from the State of Colorado to the State of Delaware;

3.	FOR the approval of the proposed inclusion in the Company's Delaware certificate of incorporation of provisions authorizing an additional 20,000,000 shares of capital stock designated as "blank check" preferred stock;

4.	FOR the approval of the amendment to the 2006 Amended and Restated Stock Option and Incentive Plan;

5.	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the year ending December 31, 2009; and

6.	FOR the approval of the grant of discretionary authority to the persons named as proxies to vote to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes for approval of the matters referenced above at the Annual Meeting.

May I revoke my proxy?

     If you are a shareholder of record, you may revoke your proxy by:

  delivering to [_____], our proxy solicitor, a written notice bearing a date later than the proxy stating that you would like to revoke your proxy;

  completing, executing and delivering to [____] a new, later dated proxy card for the same shares;

  logging onto the Internet website specified on your proxy card in the same manner you would do to submit your proxy electronically or by calling the telephone number specified on your proxy card (in each case if you are eligible to do so) prior to the deadline specified on the proxy card and following the instructions on the proxy card; or

  attending the Annual Meeting and voting in person. Your attendance alone will not revoke your proxy.

     Any written notice of revocation or subsequent proxy should be delivered to [____] or hand delivered to [____], Attention: [____], at [____], no later than the day before the Annual Meeting date to ensure that it is counted.

     If you are the beneficial owner of shares held in "street name" by your broker, bank or other nominee and you have instructed such broker, bank or other nominee to vote your shares, you must follow directions received from such broker, bank or other nominee to change those instructions.

Who are the proxies who will vote my shares at the Annual Meeting if I timely return my proxy card?

     The Company has designated Harry H. Herington, the Company's Chairman of the Board and Chief Executive Officer, and William F. Bradley, Jr., the Company's Chief Operating Officer, General Counsel and Secretary, with full power of substitution, to vote the authorized proxies during the Annual Meeting.

Who will assist in the distribution of proxy materials and tabulate the vote?

     The Company has retained Broadridge Investor Communication Services to assist in the distribution of proxy materials and tally the vote. The inspectors of election appointed for the Annual Meeting will certify the results.

Is my vote confidential?

     It is the Company's policy to maintain the confidentiality of proxy cards, ballots and voting tabulations that identify individual shareholders, except where disclosure is mandated by law and in other limited circumstances.

Where can I find the voting results of the Annual Meeting?

     Voting results will be included in the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2009.

Why did I receive only one set of proxy materials when there are several shareholders at my address?

     If you and other residents at your mailing address own shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker, bank or nominee. This practice is called "householding." If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your broker, bank or other nominee will have sent one copy of our Annual Report to Shareholders and Proxy Statement to your address. You may revoke your consent to householding at any time by contacting your broker, bank or other nominee. If you did not receive an individual copy of our Annual Report to Shareholders and Proxy Statement, we will send copies to you if you contact us at 25501 West Valley Parkway, Suite 300, Olathe, Kansas 66061, (877) 234-3468, Attention: Corporate Secretary. If you and other residents at your address have been receiving multiple copies of our Annual Report to Shareholders and Proxy Statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

Who can help answer my questions?

     If you have any questions about the matters proposed in this Proxy Statement or the procedures for voting your shares, you should contact:

[_________]
[_________]
[_________]
Banks and brokers call collect: (__)[____]
All others call toll-free: (__)[_____]

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STRUCTURE AND PRACTICES OF THE
BOARD OF DIRECTORS
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     NIC's business and affairs are managed under the direction of the Board of Directors. Currently, there are eight directors: Harry H. Herington; John L. Bunce, Jr.; Art N. Burtscher; Daniel J. Evans; Jeffery S. Fraser; Ross C. Hartley; Alexander C. Kemper; and Pete Wilson. All of the directors, except John L. Bunce, Jr., are standing for election and their biographies appear on pages [_] to [_]. Pursuant to our Bylaws, the Board has set the number of directors that shall constitute the Board at seven, effective as of the date of the Annual Meeting.

CORPORATE GOVERNANCE PRINCIPLES AND PRACTICES AND CODE OF BUSINESS CONDUCT AND ETHICS

     The Board of Directors has adopted Corporate Governance Principles and Practices that address the practices of the Board and, together with the Articles of Incorporation, Bylaws and Board Committee charters provide the framework for governance of NIC. The Company has also adopted a Code of Business Conduct and Ethics, which applies to all employees, including the Chief Executive Officer and the Chief Financial Officer. The Principles and Practices and the Code of Business Conduct and Ethics are available on the Company's website at www.nicusa.com/html/info/investor/governance.html. If you would like to receive a copy of the Principles and Practices or the Code of Business Conduct and Ethics, send your request in writing to the Corporate Secretary, NIC Inc., 25501 West Valley Parkway, Suite 300, Olathe, Kansas 66061.

MEETINGS OF THE BOARD

     In 2008, the NIC Board of Directors had four regularly scheduled meetings, and special meetings were held as necessary, for a total of six meetings. Each of the incumbent directors attended over 75% of the meetings of the Board and the committees to which the director was assigned, except that Mr. Bunce attended less than 75% of the Board and committee meetings to which he was assigned. The directors, in the aggregate, attended 94% of the Board meetings. In addition, management and the directors communicate informally on a variety of topics, including suggestions for Board or committee agenda items, recent developments, and other matters of interest to the directors. The Board has access to management at all times. Directors standing for election are encouraged to attend the Annual Meeting of Shareholders. Five of the eight directors standing for election at the 2008 Annual Meeting of Shareholders attended the meeting.

INDEPENDENCE

     The Board evaluates the independence of each director in accordance with applicable laws and regulations, the listing standards of the NASDAQ and the criteria set forth in NIC's Corporate Governance Principles and Practices. These standards include evaluating material relationships with NIC, if any, to the best of each director's knowledge, including vendor, supplier, consulting, legal, banking, accounting, charitable and family relationships. Based on the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has determined for the calendar year 2009 that all of the directors, except Jeffery S. Fraser and Harry H. Herington, are independent as required by applicable laws and regulations, by the listing standards of the NASDAQ and by the Corporate Governance Principles and Practices. The Board has also assessed the independence of the members of the Audit, Compensation and Corporate Governance and Nominating Committees based on applicable laws and regulations, the listing standards of the NASDAQ and the Corporate Governance Principles and Practices and has found all members of those committees to be independent. The Board's findings are included in the discussion of the committees below.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     A shareholder who would like to communicate directly with the Board, a committee of the Board or with an individual director, should send the communication to:

NIC Inc.
Board of Directors [or committee name or director's name, as appropriate]
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061

     Also, shareholders can contact the Board of Directors at board@nicusa.com.

     NIC will forward all such shareholder correspondence to the Board, committee or individual director, as appropriate. This process has been approved by the independent directors of NIC.

COMMITTEES OF THE BOARD

     As described below, there are three standing committees of the Board. Each committee's activities are governed by a charter that is available on the Company's website at www.nicusa.com/html/info/investor/governance.html, or by sending your request in writing to the Corporate Secretary, NIC Inc., 25501 West Valley Parkway, Suite 300, Olathe, Kansas 66061.

     The table below shows the members of each Committee of the Board:

Audit	Compensation	Corporate Governance and
Committee	Committee	Nominating Committee
Art N. Burtscher, Chairperson	Daniel J. Evans, Chairperson	Alexander C. Kemper, Chairperson
John L. Bunce, Jr.	John L. Bunce, Jr.	John L. Bunce, Jr.
Daniel J. Evans	Art N. Burtscher	Art N. Burtscher
Alexander C. Kemper	Alexander C. Kemper	Daniel J. Evans
Pete Wilson	Pete Wilson	Pete Wilson

The Audit Committee

     The Audit Committee oversees management's responsibility for the integrity of the Company's accounting and financial reporting and systems of internal controls. The Committee also oversees the performance of the independent registered public accountants and the Company's compliance with legal and regulatory requirements. The Audit Committee met seven times during 2008 and the members of the Committee, in the aggregate, attended 89% of the Committee meetings. The report of the Audit Committee is included in this Proxy Statement starting on page [_].

     The Board of Directors has determined that all of the members of the Audit Committee are independent as required by applicable laws and regulations, the listing standards of NASDAQ and the Corporate Governance Principles and Practices. The Board of Directors has determined that one member of the Committee, Mr. Burtscher, qualifies as an "audit committee financial expert."

The Compensation Committee

     The Compensation Committee is responsible for the establishment and oversight of the Company's executive compensation program. It is the responsibility of the Committee to review, recommend and approve changes to the Company's compensation policies and benefits programs and to otherwise ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Committee establishes the compensation levels of the Company's Chief Executive Officer and the Company's other executive officers, and reviews and makes recommendations to the Board regarding the level and form of the Company's director compensation. The Committee also administers the Company's stock plans, including the 2006 Amended and Restated Stock Option and Incentive Plan, the 1999 Stock Option Plan of SDR Technologies, Inc. and the 1999 Employee Stock Purchase Plan. Finally, the Committee performs other duties related to compensation that the Board from time to time may assign. The Compensation Committee held five meetings in 2008 and the members of the Committee, in the aggregate, attended 88% of the Committee meetings. The Board of Directors has determined that all of the members of the Committee are independent as required by applicable laws and regulations, the listing standards of NASDAQ and the Corporate Governance Principles and Practices.

     The Compensation Committee may delegate any of its responsibilities to sub-committees and may delegate day-to-day administration of incentive and employee benefit plans to appropriate Company personnel. In addition, upon occasion the Board of Directors has escalated a matter from the Compensation Committee to the full Board of Directors for action. The executive officers receive assignments from the Compensation Committee, for example, researching compensation levels for employees, executives or directors at companies in comparable industries or of comparable size in terms of number of employees, annual revenues or market capitalization. In addition, the Compensation Committee from time to time may receive suggestions from the executive officers regarding compensation levels of employees or others if the executive officers believe that such levels need to be reexamined. The Compensation Committee also tasks the executive team with the first, and subsequent, drafts of the incentive compensation plan each year and with drafting revisions based upon Committee guidance.

     The Committee has the authority to retain and terminate any compensation consultant used to assist in the evaluation of executive officer compensation. From time to time, and as recently as 2007 as further discussed below, the executive team with the approval of the Committee has used an external compensation consultant, Mercer Human Resource Consulting, to assess the Company's management compensation structure, including executive compensation, and to perform peer review analysis among other public companies engaged in the information technology services industries with similar annual revenues, number of employees, market capitalization and other financial metrics. In 2008, as further discussed below, the executive team with the approval of the Committee engaged Semler Brossy Consulting Group, an external compensation consultant, to undertake a similar analysis with respect to the compensation of the Company's directors.

The Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee met five times in 2008 and the members of the Committee, in the aggregate, attended 88% of the Committee meetings. The Board of Directors has determined that all of the members of the Committee are independent as required by applicable laws and regulations, the listing standards of NASDAQ and the Corporate Governance Principles and Practices. The Committee focuses on two primary areas: corporate governance and nomination of directors.

     The Committee provides oversight and guidance to the Board of Directors to ensure that the membership, structure, policies, and practices of the Board and its committees facilitate the effective exercise of the Board's role in the governance of the Company. The Committee reviews and evaluates the policies and practices with respect to the size, composition, independence and functioning of the Board and its committees and reflects those policies and practices in Corporate Governance Principles and Practices, which can be found on the Company's website.

NOMINATION OF DIRECTORS

     The Corporate Governance and Nominating Committee evaluates the qualifications of candidates for election as directors. In exploring potential candidates for directors, the Committee considers individuals recommended by members of the Committee, other directors, members of management, shareholders and self-nominated individuals. In reviewing the renomination of incumbent directors, the Committee also considers their participation at meetings, their understanding of NIC's business and the environment within which the Company operates, their attendance, and their independence and relationships, if any, with the Company.

     The Board has determined that a majority of the Board members are independent directors. Each nominee for director is an existing director standing for re-election. The Committee will consider Board nominees recommended by shareholders in accordance with the procedures in the Bylaws. The Bylaws require that a shareholder who wishes to nominate an individual for election as a director at the Company's Annual Meeting of Shareholders must give the Company advance written notice no later than 90 days prior to the anniversary date of the Annual Meeting, or February 4, 2010, in connection with next year's Annual Meeting, and provide specified information. These requirements include, among other things, the nominee's name, address, principal occupation and written consent. Shareholders may request a copy of the Bylaw requirements from:

Corporate Secretary
NIC Inc.
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061

     NIC did not receive any shareholder proposals for Board nominees by this year's deadline, February 5, 2009.

     If Proposal No. 2 is approved, and the Company reincorporates from the State of Colorado to the State of Delaware, the Board of Directors intends to adopt bylaws for the resulting Delaware corporation, in substantially the form attached hereto as Appendix C. Those bylaws require that a shareholder who wishes to nominate an individual for election as a director at the Company's Annual Meeting of Shareholders must give the Company advance written notice no earlier than 120 days prior to the anniversary date of the Annual Meeting, or January 5, 2010, and no later than 90 days prior to the anniversary date of the Annual Meeting, or February 4, 2010, in connection with next year's Annual Meeting, in accordance with the applicable provisions of the bylaws.

DIRECTOR COMPENSATION

     In 2005, the Board approved a compensation program (the "Former Program") for directors for service on the Board. This program was in place through May 2008, at which time the Board approved a new compensation program (the "Current Program"), as further discussed below.

The Former Program

     Under the Former Program, each director received an annual retainer in the amount of $15,000, plus $1,000 for attendance at each quarter's Board meetings. Directors also received compensation for serving on committees. The Chairperson of the Audit Committee received an additional $5,000 annually, and each member of the Audit Committee received an additional $2,000 annually. The Chairperson of the Compensation Committee and the Corporate Governance and Nominating Committee each received an additional $2,500 annually, and the other members of those committees received an additional $1,000 annually per committee. For service on the Board in 2006, each director also received non-qualified options to purchase 10,000 shares of Common Stock, which vest in four equal annual installments, commencing on the first anniversary of the grant date, and which were priced as of the close of the market on the date of grant. These option grants were made in November 2005. For service on the Board in 2007, each director was additionally granted a restricted stock award in October 2006 of 4,000 shares of Common Stock, which vests in four equal annual installments, commencing on the first anniversary of the grant date. In addition, upon first joining the Board, any new director received an award of restricted stock with an equivalent fair market value of $25,000 on the date of the award.

The Current Program

     In 2008, the Compensation Committee directed senior management to conduct a competitive assessment of the compensation program for the Company’s Board of Directors and to develop comprehensive program recommendations going forward. In 2007, management engaged Mercer to conduct a similar assessment of the Company's executive compensation program, as further discussed under the Compensation Discussion and Analysis section starting on page [ ] of this Proxy Statement. The senior consultant with Mercer most familiar with the 2007 executive compensation study was employed by Semler Brossy Consulting Group ("SBCG") in 2008. Management, with the approval of the Committee, engaged SBCG in 2008 to review the Company's Board compensation program, provide critical feedback and assess Board compensation within the context of peer group comparisons.

     For the 2008 Board compensation study, SBCG used the same peer group of companies that it used for the 2007 executive compensation study. In that study, SBCG considered several factors, such as industry focus, business characteristics and operational complexity, to develop an appropriate peer group of companies in the internet & software services, application software, and information technology consulting industries that were appropriately-sized in terms of number of employees, market capitalization and asset base, with annual revenues used as a secondary criterion. The 14 members of the peer group were as follows:

Bankrate (RATE) CyberSource (CYBS) ePlus (PLUS.PK) Goldleaf Financial Solutions (GFSI) Imergent (IIG) Keynote Systems (KEYN) Omniture (OMTR)	Online Resources (ORCC) Perficient (PRFT) S1 (SONE) SupportSoft (SPRT) Tier Technologies (TIER) Vocus (VOCS) WebMD Health (WBMD)

     SBCG’s study indicated that the structure and components of the Former Program were in line with peer group practices. However, compensation levels (both cash and equity) were significantly below the peer group median; NIC’s director compensation was the lowest of the peer companies, at roughly half of the peer median. SBCG’s recommendations to bring director compensation up to peer group median were to:

  significantly increase the annual cash retainer to more closely align with market;

  significantly increase the pay for committee service;

  shift from share-denominated annual equity grants to dollar-denominated annual equity grants to more closely align with market median pay; and

  position equity to account for the majority of total annual compensation.

     From a cash compensation standpoint, the end product of the SBCG study included the following changes to the Former Program:

  an increase in the annual cash retainer for directors from $15,000 to $24,000;

  an increase in the annual cash retainer premium paid for committee chairs from $5,000 to $10,000 for the Audit Committee and from $2,500 to $5,000 for the Corporate Governance and Nominating Committee and the Compensation Committee; and

  an increase in the annual cash retainer premium paid for committee members from $2,000 to $5,000 for the Audit Committee and from $1,000 to $2,500 for the Corporate Governance and Nominating Committee and the Compensation Committee.

     Board meeting attendance fees remained at $1,000 per meeting. These changes increased the average annual cash compensation per director for directors serving on committees from $24,000 to $40,000 annually, and for directors not serving on committees from $19,000 to $28,000 annually.

     From an equity compensation standpoint, the Current Program provides for an annual grant of service-based restricted stock (with equal vesting over four years) with a grant date fair value of $60,000.

     The Current Program raised total annual average compensation per director for directors serving on committees from $51,000 to $100,000 annually, and for directors not serving on committees from $45,000 to $88,000 annually. This resulted in a ratio of equity to cash compensation of approximately 60% to 40%, which is in line with SBCG’s recommendation of a preponderance of total value coming from equity compensation.

     Under the Current Program, directors who are also executive officers of the Company no longer receive compensation for service on the Board of Directors. Therefore Mr. Herington is not listed in the Director Compensation table below.

     All directors are eligible to participate in the Company's 2006 Amended and Restated Stock Option and Incentive Plan. Non-employee directors are not eligible to participate in the Company's Employee Stock Purchase Plan. Directors are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at meetings.

     The following table provides information on the compensation of non-employee directors, other than Jeffery S. Fraser, in 2008. Mr. Fraser was Chief Executive Officer of the Company until February 4, 2008, when he retired as Chief Executive Officer. Mr. Fraser's compensation for 2008 as both a named executive officer and director is included under the Compensation Tables beginning on page [_] of this Proxy Statement. Mr. Fraser continues to serve as a non-employee director of the Company.

Director Compensation (1)

	Fees Earned
	or Paid in	Stock Awards	Option Awards	All Other	Total
Name	Cash ($)	($) (2)	($) (2)	Compensation	($)
(a)	(b)	(c)	(d)	(g)	(h)
John L. Bunce, Jr.(3)	36,000	21,806	32,021	1,750	91,577
Art N. Burtscher(4)	43,000	21,806	32,021	1,750	98,577
Daniel J. Evans(5)	40,500	21,806	25,001	1,750	89,057
Ross C. Hartley(6)	28,000	21,806	17,982	16,434	84,222
Alexander C. Kemper(7)	40,500	22,403	—	907	63,810
Pete Wilson(8)	38,000	21,806	22,661	1,750	84,217
____________________

(1)	The Non-equity Incentive Plan Compensation and Change in Pension Value and Nonqualified Deferred Compensation Earnings columns have been omitted from the Director Compensation table because the Company does not provide director compensation in any of these categories.

(2)	Amounts reported in the Stock Awards and Option Awards columns consist of the dollar amount of compensation cost recognized in the Company's 2008 consolidated financial statements as prescribed by Statement of Financial Accounting Standards ("SFAS") No. 123R (revised 2004), "Share-Based Payment." These amounts include compensation cost recognized in the Company's 2008 consolidated financial statements with respect to unvested stock option and restricted stock awards granted in previous fiscal years and in 2008. However, these amounts do not include an estimate of forfeitures related to service-based vesting conditions, and assume that the non-employee director will perform the requisite service to vest in the award. For additional information relating to the Company's adoption of SFAS No. 123R on January 1, 2006, including assumptions made in the valuation of stock options and restricted stock awarded to the directors, refer to Note 11 in the Notes to Consolidated Financial Statements included in the Company's Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March [16], 2009.

(3)	All Other Compensation for Mr. Bunce consists of a dividend equivalent of $0.25 per share on 7,000 unvested shares of restricted stock paid by the Company in February 2008.

At December 31, 2008, Mr. Bunce directly owned the following unvested restricted stock awards and stock options to purchase Common Stock:

	(i)	2,000 unvested restricted shares, which vest in two equal annual installments beginning on October 19, 2009;

	(ii)	4,000 unvested restricted shares, which vest in four equal annual installments beginning on February 4, 2009;

	(iii)	8,065 unvested restricted shares, which vest in four equal annual installments beginning on May 6, 2009;

	(iv)	55,000 options, exercisable at $4.15 per share, all of which are currently exercisable; and

	(v)	10,000 options, exercisable at $6.16 per share, 7,500 of which are currently exercisable and 2,500 of which become exercisable on November 8, 2009.

(4)	All Other Compensation for Mr. Burtscher consists of a dividend equivalent of $0.25 per share on 7,000 unvested shares of restricted stock paid by the Company in February 2008.

At December 31, 2008, Mr. Burtscher directly owned the following unvested restricted stock awards and stock options to purchase Common Stock:

	(i)	2,000 unvested restricted shares, which vest in two equal annual installments beginning on October 19, 2009;

	(ii)	4,000 unvested restricted shares, which vest in four equal annual installments beginning on February 4, 2009;

	(iii)	8,065 unvested restricted shares, which vest in four equal annual installments beginning on May 6, 2009;

	(iv)	55,000 options, exercisable at $4.15 per share, all of which are currently exercisable; and

	(v)	10,000 options, exercisable at $6.16 per share, 7,500 of which are currently exercisable and 2,500 of which become exercisable on November 8, 2009.

(5)	All Other Compensation for Governor Evans consists of a dividend equivalent of $0.25 per share on 7,000 unvested shares of restricted stock paid by the Company in February 2008.

At December 31, 2008, Governor Evans directly owned the following unvested restricted stock awards and stock options to purchase Common Stock:

	(i)	2,000 unvested restricted shares, which vest in two equal annual installments beginning on October 19, 2009;

	(ii)	4,000 unvested restricted shares, which vest in four equal annual installments beginning on February 4, 2009;

	(iii)	8,065 unvested restricted shares, which vest in four equal annual installments beginning on May 6, 2009;

	(iv)	20,000 options, exercisable at $4.15 per share, all of which are currently exercisable; and

	(v)	10,000 options, exercisable at $6.16 per share, 7,500 of which are currently exercisable and 2,500 of which become exercisable on November 8, 2009.

(6)	All Other Compensation for Mr. Hartley consists of a dividend equivalent of $0.25 per share on 7,000 unvested shares of restricted stock paid by the Company in February 2008 and health and dental insurance premiums paid by the Company totaling $14,684.

At December 31, 2008, Mr. Hartley directly owned the following unvested restricted stock awards and stock options to purchase Common Stock:

	(i)	2,000 unvested restricted shares, which vest in two equal annual installments beginning on October 19, 2009;

	(ii)	4,000 unvested restricted shares, which vest in four equal annual installments beginning on February 4, 2009;

	(iii)	8,065 unvested restricted shares, which vest in four equal annual installments beginning on May 6, 2009;

	(iv)	12,500 options, exercisable at $4.15 per share, all of which are currently exercisable; and

	(v)	10,000 options, exercisable at $6.16 per share, 7,500 of which are currently exercisable and 2,500 of which become exercisable on November 8, 2009.

(7)	All Other Compensation for Mr. Kemper consists of a dividend equivalent of $0.25 per share on 3,628 unvested shares of restricted stock paid by the Company in February 2008.

At December 31, 2008, Mr. Kemper directly owned the following unvested restricted stock awards:

	(i)	2,721 unvested restricted shares, which vest in three equal annual installments beginning on November 5, 2009;

	(ii)	4,000 unvested restricted shares, which vest in four equal annual installments beginning on February 4, 2009; and

	(iii)	8,065 unvested restricted shares, which vest in four equal annual installments beginning on May 6, 2009.

(8)	All Other Compensation for Governor Wilson consists of a dividend equivalent of $0.25 per share on 7,000 unvested shares of restricted stock paid by the Company in February 2008.

At December 31, 2008, Governor Wilson directly owned the following unvested restricted stock awards and stock options to purchase Common Stock:

	(i)	2,000 unvested restricted shares, which vest in two equal annual installments beginning on October 19, 2009;

	(ii)	4,000 unvested restricted shares, which vest in four equal annual installments beginning on February 4, 2009;

	(iii)	8,065 unvested restricted shares, which vest in four equal annual installments beginning on May 6, 2009;

	(iv)	17,500 options, exercisable at $4.15 per share, all of which are currently exercisable; and

	(v)	10,000 options, exercisable at $6.16 per share, 7,500 of which are currently exercisable and 2,500 of which become exercisable on November 8, 2009.

     The Board determined the terms and conditions of any such option or restricted stock awards, including those that apply upon the termination of a non-employee director's service as a Board member.

EMPLOYEE COMPLAINT PROCEDURES FOR ACCOUNTING AND AUDITING MATTERS

     The Board has adopted Employee Complaint Procedures for Accounting and Auditing Matters for all employees, which can be found on the Company's website. This document contains procedures for the Audit Committee to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

_________________

REPORT OF THE AUDIT COMMITTEE
_________________

     In the performance of its oversight function, the Audit Committee has considered and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the year ended December 31, 2008 and the effectiveness of the Company's internal control over financial reporting as of December 31, 2008.

     In addition, the Committee has discussed with management and the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board ("PCAOB"). Finally, the Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

     The members of the Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm.

     Based upon the reports and discussions described in this report, in reliance on management and the independent registered public accounting firm, and subject to the limitations of our role, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements referred to above in the Company's Annual Report on Form 10-K.

Respectfully submitted,

The Audit Committee
Art N. Burtscher (Chairperson)
John L. Bunce, Jr.
Daniel J. Evans
Alexander C. Kemper
Pete Wilson

_________________

ELECTION OF DIRECTORS
(ITEM 1 ON PROXY CARD)
_________________

     The Board of Directors currently consists of eight directors. Pursuant to our Bylaws, the Board has set the number of directors that shall constitute the Board at seven, effective as of the date of the Annual Meeting. Each of the nominees listed below is an incumbent director whose nomination to serve for a one-year term was recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors. John L. Bunce, Jr. is not standing for reelection. The seven nominees receiving the most votes will be elected. Abstentions and broker non-votes have no effect on the election. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and shareholders may not cumulate their votes in the election of directors.

     Each nominee has consented to stand for election and the Board does not anticipate that any nominee will be unavailable to serve. However, if any nominee becomes unavailable to serve at the time of the Annual Meeting, the Board of Directors may provide for a lesser number of directors or designate substitute nominees. If substitute nominees are designated, the persons named in the enclosed proxy will vote proxies for the remaining nominees and any substitute nominees, unless otherwise instructed by a shareholder.

     If you wish to vote for or withhold your vote from all nominees, please mark the corresponding box on your proxy card. If you do not wish your shares to be voted for a particular nominee, you should note that nominee's name in the exception space provided on the proxy card. The following biographies provide information about each nominee's principal occupation and business experience, age, and other directorships, as well as current NIC Board committee memberships.

     The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, recommends a vote FOR each of the nominees.

Name	Age	Position
Harry H. Herington	49	Chairman of the Board and Chief Executive Officer
Art N. Burtscher	58	Lead Director
Daniel J. Evans	83	Director
Jeffery S. Fraser	49	Director and Chairman Emeritus
Ross C. Hartley	61	Director
Alexander C. Kemper	43	Director
Pete Wilson	75	Director

     Harry H. Herington became the Company's Chief Executive Officer in February 2008 and became the Chairman of the Board in May 2008. He was elected to the Board of Directors in October 2006. Mr. Herington served as President from May 2006 until February 2008 and as Chief Operating Officer from May 2002 until October 2006. In addition, he served as the Company's Executive Vice President--Portal Operations from January 1999 through April 2002. He served as one of the Company's directors from May 1998 to February 1999. He has also served as President of NICUSA, Inc., a wholly-owned subsidiary of the Company, since 1998. Mr. Herington serves as a director of Connected Nation, a non-profit organization that is expanding broadband access in underserved areas. Mr. Herington holds a B.A. degree from Wichita State University in Kansas and a J.D. degree from the University of Kansas School of Law.

     Art N. Burtscher has served as one of the Company's directors since 2004, and was elected Lead Director in February 2008. He chairs the Audit Committee. Mr. Burtscher has served as Chairman of McCarthy Group Advisors, L.L.C., an Omaha-based investment advisory firm, since 2004. From 2000 to 2004, he was President of McCarthy Group Asset Management. He has more than 30 years of financial services experience, including 13 years as President of Great Western Bank. Mr. Burtscher currently serves on the boards of directors of NovaStar Financial, Great Western BanCorp., AmeriSphere Multi-Family Finance, L.L.C., Landscapes Unlimited, Inc. and the Silverstone Group. He graduated from Fort Hays State University in Kansas with a B.S. in Business Administration and is a graduate of the School of Mortgage Banking.

     Daniel J. Evans has served as one of the Company's directors since 1998. He chairs the Compensation Committee. Governor Evans is the chairman of and has served as a consultant for Daniel J. Evans Associates Consulting, a consulting company in the State of Washington, since May 1989. Governor Evans currently serves as a director of Costco Wholesale Corporation and Archimedes Technology Group. He also served as a U.S. Senator for the State of Washington from September 1983 to January 1989 and as the Governor of the State of Washington from January 1965 to January 1977. Governor Evans holds a B.S. and an M.S. in civil engineering from the University of Washington.

     Jeffrey S. Fraser, one of the Company's founders, served as Chairman of the Board from the Company's formation in 1992 until May 2008 and was voted the honorary title of Chairman Emeritus by the Board in May 2008. Mr. Fraser served as Chief Executive Officer from May 2002 until his retirement in February 2008, and previously held that position from January 1992 until November 1999. Additionally, from August 1991 to September 1998, he founded and served as President and Chief Executive Officer of the Company's first portal subsidiary, Kansas Information Consortium. Mr. Fraser holds a B.S. in human resource management and an M.S. in information systems from Friends University in Wichita, Kansas.

     Ross C. Hartley, one of the Company's founders, has served as one of the Company's directors since the Company's formation in 1992. Mr. Hartley also served as President of The Hartley Insurance Group, a group of independent insurance agencies in Kansas, from 1974 to 2000. Mr. Hartley retired from all active work in 2000 and since that time has managed his own investments. He also serves as a director of Empire District Electric Company, a public utility located in Joplin, Missouri. Mr. Hartley holds a B.S. in mathematics from Baker University in Baldwin City, Kansas and a J.D. degree from the University of Kansas School of Law.

     Alexander C. Kemper has served as one of the Company's directors since his election to the Board in November 2007. He chairs the Corporate Governance and Nominating Committee. Mr. Kemper is the chairman of the board of Kansas City-based The Collectors Fund, a private equity fund focused on alternative asset classes. He founded Perfect Commerce Inc., an application service provider for Internet sourcing and procurement tools and related professional services, and served as chairman and chief executive officer from 2000 to 2006. Before founding Perfect Commerce, Kemper was the chairman of the board and CEO of UMB Bank, N.A. and CEO of UMB Financial Corp., a Nasdaq-traded financial services company with assets of more than $8 billion. He is an active angel and venture investor and currently serves on the corporate boards of UMB Financial Corp., Efficient Finance, SipVine and SCD Probiotics. Mr. Kemper holds a B.A. degree from Northwestern University.

     Pete Wilson has served as one of the Company's directors since 1999. Governor Wilson served as Governor of the State of California from 1991 until 1999. Prior to serving as Governor of California, Governor Wilson served in the U.S. Senate for eight years, representing the State of California. He has also served as the mayor of San Diego, California. Governor Wilson is a principal at Bingham Consulting Group, a business consulting firm. Governor Wilson is also a director of The Irvine Company and serves on the Thomas Weisel Partners board of advisors, and is a director of U.S. TelePacific Corp. He is Chair of the National World War II Museum, a Distinguished Visiting Fellow of the Hoover Institution at Stanford University, serves as a Trustee of the Ronald Reagan Presidential Foundation, the Richard Nixon Library and birthplace, The California Justice Legal Foundation, and is a director and founder of the California Mentoring Foundation. Governor Wilson is also a member of the Defense Policy Board (advisory to the Secretary of Defense) and the Board of Directors of the California State Chamber of Commerce. He is a member and the Founding Chair of the Southern California Leadership Council. He received his undergraduate degree from Yale University and his law degree from Boalt Hall (University of California at Berkeley). After graduating from Yale, Governor Wilson spent three years in the Marine Corps as an infantry officer.

     The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, recommends a vote FOR the election of Messrs. Herington, Burtscher, Evans, Fraser, Hartley, Kemper and Wilson.

_________________

REINCORPORATION OF THE COMPANY
FROM COLORADO TO DELAWARE
(ITEM 2 ON PROXY CARD)
_________________

OVERVIEW

     On February 3, 2009, the Company's Board of Directors unanimously approved and recommends that shareholders approve the reincorporation of the Company from Colorado to Delaware (the "Reincorporation"). The Company intends to effect the Reincorporation by converting into a Delaware corporation in compliance with the Delaware General Corporation Law (the "DGCL") and the Colorado Business Corporation Act (the "CBCA") pursuant to the plan of conversion to be approved by the shareholders.

     The Board of Directors believes that the Reincorporation in Delaware will give the Company a greater measure of flexibility in corporate governance than is currently available under Colorado law, and will help the Company attract and retain its directors and officers as well as enhance access to the capital markets. The Company's Board of Directors also believes Delaware's corporate laws are generally more modern, flexible, highly developed and more predictable than Colorado's corporate laws, and better suited than Colorado law to protect shareholders' interests in the event of an unsolicited takeover attempt. Delaware corporate laws are also periodically revised to be responsive to the changing legal and business needs of corporations. In addition, the specialization and experience of the Delaware Chancery Court with corporate legal matters enables it to issue decisions more promptly and with more predictable results than courts of other states, which facilitates effective corporate decision-making. For these reasons, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company.

     Shareholders are urged to read the Proxy Statement carefully, including the related Appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. Appendix D hereto provides a detailed comparison of the material differences in shareholder rights between the CBCA and DGCL and related differences in the governing documents before and after the Reincorporation. This summary is subject to and qualified in its entirety by the plan of conversion that will be entered into by the Company to effect the Reincorporation, in substantially the form attached hereto as Appendix A (the "Plan of Conversion"). At the effective time of the conversion, the Company would file with the Delaware Secretary of State a certificate of incorporation that would govern the Company as a Delaware corporation, in substantially the form attached hereto as Appendix B-1, if Proposal No. 3 authorizing the "blank check" preferred stock is approved, or Appendix B-2, if Proposal No. 3 is not approved (each, the "Delaware Certificate"). In addition, the Board of Directors would adopt bylaws for the resulting Delaware corporation, in substantially the form attached hereto as Appendix C (the "Delaware Bylaws"). Copies of the Articles of Incorporation of the Company filed in Colorado, as amended to date (the "Colorado Articles"), and the Bylaws of the Company, as amended to date (the "Colorado Bylaws"), are filed as exhibits to our periodic reports and are also available for inspection at the principal office of the Company. Copies will be sent to shareholders free of charge upon written request to the Corporate Secretary, NIC Inc., 25501 West Valley Parkway, Suite 300, Olathe, Kansas 66061.

MECHANICS OF THE REINCORPORATION

     The process of converting the Company to a Delaware corporation calls for the Delaware Certificate and a certificate of conversion to be filed with the Delaware Secretary of State and a statement of conversion to be filed with the Colorado Secretary of State at approximately the same time desired for the conversion to take effect.

THE PLAN OF CONVERSION

     The Company intends to effect the Reincorporation pursuant to the Plan of Conversion. The Plan of Conversion provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of the Company, and all property owned by the Company, all debts due to the Company, as well as all other causes of action belonging to the Company, remaining vested in the Delaware-incorporated Company. The Company would remain as the same entity following the conversion with the same federal tax identification number, and the subsidiaries of the Company would be the subsidiaries of the Delaware-incorporated Company.

     At the effective time of the Reincorporation (the "Effective Time"), the Company will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Because of differences between the CBCA and the DGCL, as well as differences between the Company's charter (i.e., the Delaware Certificate compared to the Colorado Articles) and bylaws before and after the Reincorporation, the Reincorporation will effect some changes in the rights of the Company's shareholders. Appendix D hereto provides a detailed comparison of the material differences in shareholder rights before and after the Reincorporation.

     The individuals serving as directors of the Company immediately prior to the Reincorporation would be the directors of the Delaware-incorporated Company, and will continue to serve for the term of their respective elections to the Company's Board, and the individuals serving as executive officers of the Company immediately prior to the Reincorporation will continue to serve as executive officers of the Delaware-incorporated Company, without a change in title or responsibilities.

     In the event the Reincorporation is approved, upon the Effective Time, each outstanding share of the Company's Common Stock will automatically be converted into one share of common stock of the resulting Delaware corporation. In addition, each outstanding option to purchase shares of the Company's Common Stock will be converted into an option to purchase the same number of shares of common stock of the resulting Delaware corporation with no other changes in the terms and conditions of such options. The Company's other employee benefit arrangements including, but not limited to, equity incentive plans with respect to issued unvested restricted stock, will be assumed by the resulting Delaware corporation upon the terms and subject to the conditions specified in such plans.

     Certificates currently issued for shares in the Company will automatically represent shares in the resulting Delaware corporation upon completion of the Reincorporation, and shareholders will not be required to exchange stock certificates as a result of the Reincorporation.

     The Reincorporation will not result in a change in the name of the Company. Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of the Company's current employees, including management. The consolidated financial condition and results of operations of the Company immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. The Reincorporation will not result in a change in the trading status of the Company's Common Stock, which will continue to trade on the NASDAQ Global Select Market under the symbol "EGOV." In addition, the Reincorporation will not affect any of the Company's material contracts with any third parties and the Company's rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation.

     If the Reincorporation is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the statement of conversion filed with the Secretary of State of Colorado and the certificate of conversion and the Delaware Certificate filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Colorado Secretary of State and the Delaware Secretary of State. If the Reincorporation is approved, it is anticipated that the Board will cause the Reincorporation to be effected as promptly as reasonably possible following such approval. However, the Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Reincorporation, whether before or after the approval by the Company's shareholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

PRINCIPAL REASONS FOR THE REINCORPORATION

     The Board of Directors believes that any direct benefit that the DGCL provides to a corporation indirectly benefits the shareholders, who are the owners of the Company. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

  Delaware law's greater predictability, flexibility and responsiveness to corporate needs;

  the specialization and experience of the Delaware Chancery Court with corporate legal matters enables it to issue decisions more promptly and with more predictable results than courts of other states, which facilitates effective corporate decision-making;

  the enhanced ability of Delaware corporations to attract and retain qualified independent directors;

  enhanced anti-takeover protection; and

  potentially greater ability of Delaware corporations to access capital markets.

Predictability, Flexibility and Responsiveness of Delaware Law

     The DGCL is generally acknowledged to be the most advanced and flexible corporate statute in the country. The Delaware General Assembly annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses. Delaware's well-established body of case law construing Delaware law has evolved over the last century and provides businesses with a greater predictability than most, if not all, other jurisdictions provide.

     In addition, Delaware has established a special court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively, with a relatively high level of experience, sophistication and understanding. Appeals from the Court of Chancery are heard directly by the Delaware Supreme Court. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

     The Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas of law that no Colorado court has yet considered. Because the U.S. judicial system is based largely on legal precedents, the abundance of Delaware case law serves to enhance the relative clarity and predictability of many areas of corporate law, which the Board believes will offer added advantages to the Company by allowing the board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

     Moreover, businesses incorporated in Delaware enjoy the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware.

Enhanced Ability to Attract and Retain Directors

     The Board believes that reincorporation in Delaware will enhance the Company's ability to attract and retain directors. The majority of public corporations are domiciled in Delaware. Many board candidates already are familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of the Company. As a result, the Board believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, most of whom are already incorporated in Delaware, to retain the Company's current directors and attract and retain new directors.

Enhanced Anti-Takeover Protection

     While the Company is currently unaware of any hostile attempts to acquire control of the Company, it believes that Delaware law is better suited than Colorado law to protect shareholders' interests in the event of an unsolicited takeover attempt. Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board under the business judgment rule, and the related enhanced scrutiny standard of judicial review, with respect to unsolicited takeover attempts. See "Anti-Takeover Implications," below, and "Summary Comparison of Shareholder Rights before and after the Reincorporation," attached hereto as Appendix D.

Enhanced Access to Capital

     In the opinion of the Board, underwriters and other securities professionals may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL. Securities professionals are also more willing to assist Delaware corporations in capital raising programs due, in part, to the fact that such professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdiction, even when the corporate laws of such jurisdictions are comparable to those of Delaware. By way of illustration, over 90% of the IPOs in 2007 were made by Delaware corporations and none of them were by Colorado corporations. Similarly, investors, particularly those outside of the United States, will recognize Delaware law as a "standard" domicile for the corporation, and may therefore be more likely to invest in the Company's securities. Corporations domiciled in Delaware also tend to enjoy a greater following among institutional holders for this same reason.

POSSIBLE NEGATIVE CONSIDERATIONS

     While the Company's Board believes that the foregoing benefits and advantages of reincorporation in Delaware are significant, you may find the reincorporation disadvantageous for several reasons. Delaware law has been criticized by some commentators and institutional shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. As discussed below, under "Anti-Takeover Implications," the DGCL, Delaware Certificate and Delaware Bylaws contain provisions that may restrict or discourage takeover attempts, may render less likely a takeover opposed by the Board and may make removal of the Board or management more difficult. For these reasons, the interests of the Board of Directors, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders.

     In addition, the Company will be required to pay an annual franchise tax in Delaware that is not currently required in Colorado. The Company estimates that after the Reincorporation, the Company's annual franchise tax in Delaware would initially be between $13,000 and $15,000. If Proposal No. 3 is approved, the estimated amount of annual franchise tax would be slightly higher, approximately $16,000, due to the addition of 20,000,000 authorized shares of "blank check" preferred stock.

     The Board of Directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

ANTI-TAKEOVER IMPLICATIONS

     The DGCL, Delaware Certificate and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can be opportunistically timed and unfairly priced to take advantage of an artificially depressed stock price, such as in the current economic environment. Takeover attempts can also be coercively structured, can seriously disrupt the business and management of a corporation and generally present to the shareholder the risk of terms that may be less than favorable to all of the shareholders than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize shareholder value. Accordingly, the Delaware Certificate and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

     The Company's current Colorado Articles and Colorado Bylaws already include some provisions that may deter hostile takeover attempts, such as elimination of cumulative voting, and a requirement that any vacancy on the Board, including a vacancy resulting from an increase in number of directors, be filled by the majority vote of the directors. Such provisions will also be included in the Delaware Certificate and Delaware Bylaws following the Reincorporation. The Colorado Bylaws also include a provision that allows shareholders to act only by unanimous written consent, which, in the context of a publicly-held corporation, practically eliminates the right of shareholders to act by written consent. The Delaware Certificate will include a provision denying the right to shareholders to act by written consent, which has the same substantive effect as requiring unanimous written consent. In addition, the Delaware Bylaws will provide that special meetings of shareholders may be called only by the Board of Directors or upon the request of the holders of a majority of outstanding shares entitled to vote at the meeting. Under Colorado law, special meetings may be called by the Board of Directors or the holders of at least 10% of outstanding shares entitled to be voted at the meeting. The Delaware Bylaws will also include expanded advance notice requirements for director nominations and shareholder proposals, require a majority of directors to approve a change in the number of directors and provide for supermajority requirements for the amendment of certain provisions in the Delaware Bylaws as further described in Appendix D. If shareholders approve Proposal No. 3, the Delaware Certificate would authorize the issuance of 20,000,000 shares of "blank check" preferred stock, which can be used for, among other things, protecting against a hostile takeover. See Proposal No. 3, below, for a fuller description of the blank check preferred stock.

     In addition, the DGCL also contains provisions that may have anti-takeover implications that are not present in the CBCA. Section 203 of the DGCL, from which the Company will not opt out, restricts certain "business combinations" with "interested shareholders" for three years following the date that a person or entity becomes an interested shareholder, unless the Company's Board approves the business combination or other requirements are met. However, the Company's current Colorado Articles include a provision substantially similar to Section 203 of the DGCL. See "Summary Comparison of Shareholder Rights before and after the Reincorporation," attached hereto as Appendix D.

     The DGCL also prevents shareholders from submitting amendments to a corporation's certificate of incorporation directly to shareholders, without the approval from the board of directors. The Board of Directors believes that requiring the Board to adopt proposed amendments to the Delaware Certificate is an appropriate balancing of the rights of individual shareholders and the risks to the Company and shareholders as a whole from hostile bidders. Hostile bidders can use proposed amendments to the Delaware Certificate to strip away takeover defenses and increase the pressure on the Board to relent before it can establish a competitive bidding process or carefully consider strategic alternatives. Relying on the fact that a certain percentage of outstanding shares must approve any matter proposed does not fully protect the Company and its shareholders as a whole. In the event of a hostile bid, a significant percentage of outstanding shares are likely to be acquired by arbitrageurs who will vote in favor of any proposal that will allow them to reap a short-term profit, notwithstanding whether the proposal is in the best long-term interests of all of the shareholders.

     Provisions in the DGCL, Delaware Certificate and Delaware Bylaws could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company that is opposed by the Board of Directors. Because these provisions may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual director has a personal interest in these provisions that may differ from those of the shareholders. However, the Board believes that the primary purpose of these provisions is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of its short and long-term benefits and other strategic opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to negotiate effectively terms that would maximize the benefits to the Company and its shareholders.

     The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions of the DGCL, and those included in the Delaware Certificate and Delaware Bylaws, outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with attracting and retaining skilled and experienced outside directors and enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, flexibility and predictability of Delaware law and Delaware courts, make the proposed Reincorporation beneficial to the Company, its management and its shareholders.

     The inclusion of these anti-takeover provisions in the Delaware Certificate and Delaware Bylaws does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to address hostile takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors.

INTERESTS OF THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS IN THE REINCORPORATION

      In considering the recommendations of the Board, the Company's shareholders should be aware that certain of the Company's directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of the Company's shareholders generally. For instance, the reincorporation in Delaware may be of benefit to the Company's directors and officers by reducing the director's potential personal liability and increasing the scope of permitted indemnification, by strengthening directors' ability to resist a takeover bid, and in other respects. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of the proposal.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The following discussion summarizes the material United States federal income tax consequences of the Reincorporation that are expected to apply generally to holders of the Company's Common Stock. This summary is based upon current provisions of the Internal Revenue Code ("IRC"), existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

     This summary only applies to a common shareholder of the Company that is a "U.S. person," defined to include:

  a citizen or resident of the United States;

  a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia);

  an estate the income of which is subject to United States federal income taxation regardless of its source;

  a trust if either (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; or

  any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

     A holder of Company Common Stock other than a "U.S. person" as so defined is, for purposes of this discussion, a "non-U.S. person." If a partnership holds Company Common Stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Company Common Stock, you should consult your tax advisor.

     This summary assumes that holders of Company Common Stock hold their shares of Common Stock as capital assets within the meaning of Section 1221 of the IRC (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Reincorporation that may be relevant to particular holders, including holders:

  who are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non-U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

  who are subject to the alternative minimum tax provisions of the IRC;

  who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

  who hold their shares as qualified small business stock within the meaning of Section 1202 of the IRC; or

  who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

     In addition, the following discussion does not address the tax consequences of the Reincorporation under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Reincorporation, whether or not they are in connection with the Reincorporation. Accordingly, holders of Company Common Stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Reincorporation in light of their personal circumstances and the consequences of the Reincorporation under state, local and foreign tax laws.

     The Company believes that the Reincorporation of the Company from Colorado to Delaware will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the IRC. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the IRC and subject to the qualifications and assumptions described in this proxy statement: (i) holders of Company Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (ii) the aggregate tax basis of shares of the resulting Delaware corporation's common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of Company Common Stock converted therefor, and (iii) the holding period of the shares of the resulting Delaware corporation's common stock received in the Reincorporation will include the holding period of the shares of Company Common Stock converted therefor.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION'S POTENTIAL TAX EFFECTS. HOLDERS OF COMPANY COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

ACCOUNTING CONSEQUENCES

     We believe that there will be no material accounting consequences for us resulting from the Reincorporation because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of the Company, which previously have been reported to the SEC on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this Proxy Statement, will be treated as the financial statements of the Delaware-incorporated Company.

REGULATORY APPROVAL

      To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the statement of conversion with the Secretary of State of Colorado and the filing of the certificate of conversion and Delaware Certificate with the Secretary of State of Delaware.

NO DISSENTERS' RIGHTS

      The Reincorporation will not create dissenters' rights under the CBCA because shares of the Company's Common Stock will continue to be listed on the NASDAQ Global Select Market, which qualifies as a stock exchange under the CBCA, and therefore the conversion is an exempt transaction. The Company will not independently provide shareholders with any dissenters' rights.

EFFECT OF VOTE FOR THE REINCORPORATION

      A vote in favor of the Reincorporation proposal is a vote to approve the Plan of Conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws.

     In Proposal No. 3, the Company is proposing to include provisions in the Delaware Certificate which authorize the addition of 20,000,000 shares of capital stock designated as "blank check" preferred stock in connection with the Reincorporation proposal. A separate vote on Proposal No. 3 is required in order to satisfy the proxy rules of the U.S. Securities and Exchange Commission.

     If Proposal No. 2 to reincorporate in Delaware is approved, and Proposal No. 3 is approved, the Delaware Certificate will include the provisions authorizing the preferred stock. This form of Delaware Certificate will be adopted in substantially the form attached hereto as Appendix B-1. If Proposal No. 2 to reincorporate in Delaware is approved, but Proposal No. 3 is not approved, the Delaware Certificate will exclude the provisions authorizing the preferred stock and the Company will reincorporate in Delaware under its current capital structure. This form of Delaware Certificate will be adopted in substantially the form attached hereto as Appendix B-2.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

      If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Colorado and be subject to the Colorado Articles and Colorado Bylaws with its current capital structure.

      The Board of Directors recommends a vote FOR the Reincorporation of the Company from Colorado to Delaware.

_________________

INCLUSION OF "BLANK CHECK" PREFERRED STOCK
PROVISIONS IN DELAWARE CHARTER
(ITEM 3 ON PROXY CARD)
_________________

OVERVIEW

     In connection with the proposed Reincorporation, the Board of Directors has unanimously approved and recommends that shareholders approve the proposal to include in the Company's Delaware Certificate a provision increasing the aggregate authorized number of the Company's shares of capital stock from 200,000,000 to 220,000,000, and authorizing the issuance of up to 20,000,000 shares of preferred stock. The authorized preferred stock will be "blank check" preferred stock (described below). The Board has determined that having "blank check" preferred stock would provide flexibility with respect to future corporate financing transactions.

     Although the CBCA, like the DGCL, permits the authorization and issuance of "blank check" preferred stock, the Company's Colorado Articles do not authorize the Company to issue any preferred stock. If this Proposal No. 3 is approved, and Proposal No. 2 is approved to reincorporate the Company in Delaware, the Delaware Certificate will be adopted in the form attached hereto as Appendix B-1, which includes the provision increasing the aggregate number of shares of capital stock and authorizing the issuance of the "blank check" preferred stock. If this Proposal No. 3 is not approved, and Proposal No. 2 is approved to reincorporate the Company in Delaware, the Delaware Certificate will be adopted in the form attached hereto as Appendix B-2, which excludes the provision increasing the authorized shares and authorizing the "blank check" preferred stock.

     Under the terms of the blank check preferred stock, the Board would be empowered, with no need for further shareholder approval, to issue preferred stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. The Board will be permitted to issue the Company preferred stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital.

     Shares of Company preferred stock could be issued publicly or privately, in one or more series, and each series of blank check preferred stock could rank senior to the Company's common stock with respect to dividends and liquidation rights. There are no present plans, understandings or agreements for, and the Company is not engaged in any negotiations that will involve, the issuance of blank check preferred stock.

POTENTIAL EFFECT OF BLANK CHECK PREFERRED STOCK

     Even though not intended by the Board, the possible overall effect of the existence of blank check preferred stock on the holders of the Company's Common Stock may include the dilution of their ownership interests in the Company, the continuation of the current management of the Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for shares of Common Stock. Upon the conversion into Company Common Stock of shares of blank check preferred stock issued with conversion rights, if any, the voting power and percentage ownership of holders of the Company's Common Stock would be diluted and such issuances could have an adverse effect on the market price of the Company's Common Stock. The blank check preferred stock could also be used in connection with the implementation by the Board of Directors of a shareholder rights plan, sometimes referred to as a "poison pill." For example, a class or series of the blank check preferred stock could be designated that would be convertible into Company Common Stock upon the acquisition by a third party of a specified percentage of the Company's voting stock.

     Additionally, the issuance of shares of blank check preferred stock with certain rights, preferences and privileges senior to those held by the Company's Common Stock could diminish the rights of holders of Company common stock to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company. If shares of blank check preferred stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company.

     These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to common shareholders. Moreover, the issuance of blank check preferred stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to shareholders generally. If shares of blank check preferred stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or blank check preferred stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the common stockholders. The ability of the Board, without any additional shareholder approval, to issue shares of the Company preferred stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device.

     The authorization of blank check preferred stock in the Delaware Certificate does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to address hostile takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors.

     The Board believes that the financial flexibility offered by blank check preferred stock outweighs any of its disadvantages. To the extent issuance of blank check preferred stock may have anti-takeover effects, such issued preferred stock may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction and other strategic alternatives with adequate time and flexibility in order to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of blank check preferred stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the best interests of its shareholders.

     The Board of Directors recommends a vote FOR the inclusion of the blank check preferred stock provisions in the Delaware Charter.

_________________

AMENDMENT OF THE
2006 AMENDED AND RESTATED STOCK OPTION
AND INCENTIVE PLAN
(ITEM 4 ON PROXY CARD)
_________________

OVERVIEW

     On February 3, 2009, the Board of Directors of the Company adopted, subject to the approval of the Company's shareholders, an amendment to the 2006 Amended and Restated Stock Option and Incentive Plan (the "Plan") to increase the number of shares of Common Stock which may be issued under the Plan from 9,286,754 shares to 14,286,754 shares.

     The Plan was adopted in 2006 to amend and restate (but not increase the number of shares subject to) the 2004 Stock Option Plan, which had been adopted in 2004 to amend and restate (but not increase the number of shares subject to) the 1998 Stock Option Plan. There are 9,286,754 shares of Common Stock reserved for issuance under the Plan, which has not been increased since May 1999. Since inception of the Plan in May 1998 through December 31, 2008, stock option exercises and restricted stock vestings have totaled 6,983,617 shares. At December 31, 2008, options to purchase 425,058 shares of Common Stock and unvested restricted share awards totaling 1,091,014 shares were outstanding, and 801,748 shares of Common Stock were available for grants of awards under the Plan.

     The Company's Board of Directors believes the amendment to increase the number of shares of Common Stock issuable under the Plan is necessary to ensure that a sufficient reserve of shares is available for future grants of awards under the Plan. The Company believes that the Plan is an important component of its executive compensation program and that the Company's long-term success is dependent upon its ability to attract, retain and motivate employees of high caliber and potential. The Company believes that increased ownership of Common Stock by executives and key employees increases shareholder value by more closely aligning the interests of executives and key employees with the interests of shareholders, encouraging greater focus on the Company's long-term growth and profitability and the performance of the Company's Common Stock. The closing price of NIC common stock on the Nasdaq Global Select Market on [_____] [_], 2009, as reported by the Wall Street Journal, was $[__] per share.

SUMMARY OF THE PLAN

     The following summary of the Plan is qualified in its entirety by reference to the text of the Plan as proposed to be amended, a copy of which is attached as Appendix E to this Proxy Statement. Shareholders are urged to read the Plan in its entirety.

Purpose

     The purpose of the Plan is to provide a means by which employees, officers and directors of NIC, and any company affiliated with NIC, and any consultant to NIC or any of its affiliated companies may be given an opportunity to benefit from participation in the ownership of Common Stock through the granting of stock options and restricted stock awards. Substantially all of the Company's employees are eligible to participate in the Plan. The Company, by means of the Plan, seeks to retain the services of persons who are now employees or directors of or consultants to the Company, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

Administration

     The Plan provides that it is to be administered by the Board of Directors. The Board has the power, subject to the provisions of the Plan, to determine when and to whom each stock option and restricted stock award will be granted, the terms of each stock option and award, which need not be identical, including the number of shares underlying an option or an award and the vesting schedule of the option or award.

     The Board has the power to delegate administration of the Plan to a committee composed solely of outside directors. The Board may also delegate to a committee that includes directors other than outside directors the authority to grant options or restricted stock awards to persons who are not officers or directors of NIC, or persons who are not or not expected to be subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board is also authorized to delegate to an officer of the Company the authority to grant options or restricted stock awards to persons who are not officers or directors of NIC, or persons who are not or not expected to be subject to Internal Revenue Code Section 162(m), provided that each option grant is at fair market value on the grant date and is evidenced by an option agreement approved by the Board.

     The Plan is currently administered by the Compensation Committee.

Stock Subject to Plan

     If any award expires or otherwise terminates, in whole or in part, without having been exercised in full, the shares not acquired underlying such award revert to and are again available for issuance under the Plan. The number of shares available under the Plan are subject to appropriate adjustment in the event of merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise. If any such event occurs, the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, and the outstanding options and awards will be appropriately adjusted in the class(es), number of shares and price per share of stock subject to such outstanding options and awards.

Eligibility

     Incentive stock options may be granted under the Plan only to employees, including executive officers. Incentive stock options must also satisfy certain conditions and limitations established under the Code. Non-qualified stock options and restricted stock awards may be granted to employees, executive officers, directors and consultants. As of December 31, 2008, the number of directors of the Company eligible to receive awards under the Plan was eight, the number of executive officers of the Company eligible to receive awards under the Plan was three, and the number of employees (other than executive officers) of the Company eligible to receive awards under the Plan was 470. Because all members of our Board and each of our executive officers are eligible for awards under the Plan, each such person has a personal interest in the approval of the Plan.

     No person may be granted awards covering more than 200,000 shares of Common Stock per calendar year. The purpose of this limitation is generally to permit NIC to continue to be able to deduct for tax purposes the compensation attributable to the awards granted under the Plan.

Terms of Options

     The following is a description of the permissible terms of stock options under the Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price/Payment

     The exercise price for each stock option shall not be less than 100% of the fair market value of Common Stock on the date of the option grant, except for certain grants pursuant to an assumption or substitution for another option in a manner satisfying the applicable provisions of the Code. The exercise price of each non-qualified stock option shall be the price determined by the Board. The exercise price of options granted under the Plan must be paid either: (1) in cash at the time the option is exercised; or (2) as set forth in form of option agreement approved by the Board: (i) by delivery of other shares of Common Stock; (ii) by written direction to an authorized broker to sell the shares of Common Stock purchased upon exercise of the option, and payment of the appropriate portion of the proceeds thereof to the Company; (iii) pursuant to a deferred payment or other arrangement with the optionee; or (iv) any combination of the above.

     Exercise/Vesting

     Options granted under the Plan may be (but are not required to be) allotted in installments that become exercisable in cumulative increments ("vest") as determined by the Board. Shares of stock covered by currently outstanding options typically vest as to 25% of the shares on the one-year anniversary of the date of grant, and 25% on the second, third and fourth anniversary of the date of grant, subject to accelerated vesting in the discretion of the Board of Directors or upon the occurrence of certain events. Shares covered by options granted in the future under the Plan may be subject to different vesting terms. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned and unencumbered Common Stock, or by a combination of these means.

     Term

     The Plan provides that, except as otherwise provided in the applicable option agreement, an option will terminate on the date that is three months after the termination of the optionee's relationship with NIC as an employee, director or consultant (except upon death or disability), as applicable. Special rules apply in the case of such a termination due to death or disability. In all events, an incentive stock option will terminate if still outstanding on the 10-year anniversary of the date of grant.

     Restrictions on Transfer

     Except as otherwise provided in the applicable stock option agreement or the Plan, no stock option may be transferred by the optionee other than by will or the laws of descent or distribution.

     Acceleration of Exercisability and Vesting

     The Board has the power to accelerate the time at which a stock option may first be exercised.

Terms of Restricted Stock Awards

     A restricted stock award is an award of shares of Common Stock that is subject to certain restrictions and a substantial risk of forfeiture. Restricted stock granted under the Plan is subject to such restrictions on transferability and other restrictions as the Board may impose. The Board may also impose other restrictions, including limitations on the right to vote or the right to receive dividends.

     All awards of restricted stock will be subject to a "substantial risk of forfeiture" as defined by Section 409A-1(d) of the Code. Unless otherwise determined or waived by the Board, upon termination of employment during the applicable restriction period, restricted stock that is at that time subject to restrictions shall be forfeited. At its discretion, NIC may retain physical possession of the certificate evidencing the restricted stock award until all restrictions have lapsed.

Duration, Amendment and Termination

     The Board may suspend or terminate the Plan at any time. Unless terminated earlier, the Plan shall terminate on December 31, 2015.

     The Board may amend the Plan at any time or from time to time; however, no amendment shall be effective unless approved by the shareholders of NIC within 12 months before or after the adoption of the amendment, where the amendment will (1) increase the number of shares reserved for awards under the plan; or (2) modify certain requirements as to eligibility for participation in the Plan or modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

     The Board may amend the terms of any stock option or restricted stock award without approval of the Company's shareholders, subject to the restrictions on option repricing discussed below.

Restrictions on Repricing

     Under the Plan, the Board of Directors or the committee administering the Plan may not effect the repricing of any outstanding options, including a repricing by the cancellation of any outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different amount of shares of stock, except in the case of an option granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

New Plan Benefits

     The Board of Directors has not made any grants of awards under the Plan that are conditioned upon shareholder approval of the proposed amendment to the Plan. It is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of individuals if the amendment to the Plan is approved.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Federal income tax discussion set forth below is a general description of the federal income tax consequences relating to awards under the Plan, in the normal operation thereof, based on existing federal income tax laws and regulations. The description is not intended as a complete summary of such laws or as a legal interpretation, and does not describe state, local or foreign income or other tax consequences. Holders of awards under the Plan should consult their own tax advisers regarding the tax consequences applicable to awards under the Plan.

Incentive Stock Options

     Incentive stock options granted under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     Generally, there are no federal income tax consequences to the optionee or NIC by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may cause an optionee to be subject to, or result in an increase in, liability for alternative minimum tax because the excess of the fair market value of the stock received on exercise over the amount paid for the stock must be recognized as an alternative minimum tax adjustment.

     If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted, and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of: (1) the excess of the stock's fair market value on the date of exercise over the exercise price; or (2) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term if the optionee has held the stock more than 12 months. Otherwise the capital gain or loss will be short-term. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company generally will be entitled, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and certain other requirements, to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-Qualified Stock Options

     Non-qualified stock options granted under the Plan generally have the following federal income tax consequences. Generally, there are no tax consequences to the participant by reason of the grant of such a stock option. Upon exercise of the stock option, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the exercise price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse, unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold income and employment taxes based on the ordinary income recognized. Generally, the Company will be entitled, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and certain other requirements, to a business expense deduction equal to the taxable ordinary income realized by the participant. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, plus any amount recognized as ordinary income upon acquisition, or vesting, of the stock. Such capital gain or loss will be long-term or short-term, depending on whether the stock was held for more than one year.

Deductibility of Executive Compensation

     Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options under the Plan, when combined with all other types of compensation received by a covered employee from NIC, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with United States Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (1) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (2) the per-employee limitation is approved by the shareholders; (3) the award is granted by a compensation committee comprised solely of two or more "outside directors"; and (4) the exercise price of the option is not less than the fair market value of the stock on the date of grant.

     The Plan is intended to permit option grants to a covered employee that qualify as performance-based compensation exempt from the $1 million deduction limitation.

Restricted Stock Awards

     Under Section 83(a) of the Code, shares of stock granted to a person in connection with the person's performance of services to the issuer but subject to a "substantial risk of forfeiture" are not subject to income taxation until the risk of forfeiture lapses. Under the regulations promulgated by the Department of the Treasury under Section 83(a), stock is subject to a "substantial risk of forfeiture" if a recipient's continued rights in the shares are conditioned on the future performance of substantial services to the issuer or the completion of any other condition related to the purpose for the initial grant of shares, and if there is a substantial possibility that the conditions will not be satisfied. The shares of restricted stock will generally be subject to a "substantial risk of forfeiture" while they are unvested.

     Ordinarily, a recipient of unvested restricted stock will not pay income tax on the value of the shares until the shares become vested. The recipient will then have a basis in the shares equal to the value of the shares on the day they vest and are taxed. When the recipient subsequently sells the shares, any gain or loss will be treated as a capital gain or loss.

     Any person who receives unvested shares of stock in connection with services performed for the issuer may make an irrevocable election under Section 83(b) of the Code to be taxed on the value of the shares in the year in which the shares are received rather than when the shares vest. Awards under the Plan are intended to qualify for Section 83(b) treatment. A participant under the Plan must make and file with the Internal Revenue Service a written election to be taxed at the time of the award within 30 days of the date of the award, and will pay ordinary income tax on the value of the shares when they are received. A participant who makes this "83(b) election" will take a basis in the stock equal to the value of the award shares when they are issued. If the award shares vest and the participant sells the shares, any gain or loss on the transaction will be a capital gain or loss. If shares in respect of which such an election was made are later forfeited, such forfeiture shall be treated as a sale or exchange of the shares, and the grantee will recognize capital gain or loss in the year of such forfeiture equal to the difference between any amount realized on the disposition and the amount previously recognized as ordinary income in connection with the election, provided that the shares are a capital asset in the hands of the grantee.

     When the value of the vested shares (or unvested shares for which a Section 83(b) election is made) is taxed, the shares will be treated as salary if the recipient is an employee of NIC and otherwise will be treated as shares received in exchange for services. NIC may withhold taxes from the recipient at the time the restricted stock award shares are taxed.

Other Tax Consequences

     State tax consequences may in some cases differ from those described above. Awards under the Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

     The Board of Directors recommends a vote FOR the proposed amendment to the 2006 Amended and Restated Stock Option and Incentive Plan to increase the number of shares reserved for issuance under the Plan.

_________________

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(ITEM 5 ON PROXY CARD)
_________________

     The Audit Committee considered the performance and qualifications of PricewaterhouseCoopers LLP, independent registered public accountants. In consultation with management and PricewaterhouseCoopers LLP, the Audit Committee also considered whether the provision of services by the independent registered public accountants is compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee has reappointed PricewaterhouseCoopers LLP to audit the Company's consolidated financial statements and the Company's internal control over financial reporting for the year ending December 31, 2009.

     Fees billed to the Company by PricewaterhouseCoopers LLP for services rendered during fiscal year 2008 and 2007 were as follows:

	2008		2007
Audit fees	[$	526,000]	$695,000
Audit-related fees		[286,000]	204,000
Tax fees		[152,000]	156,000
All other fees		[—]	—
Total fees	[$	964,000]	$1,055,000

     Audit fees include audits of the annual consolidated financial statements on Form 10-K and reviews of quarterly consolidated financial statements on Form 10-Q, as well as the audit of the Company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. For 2008 and 2007, audit fees also included services rendered in connection with an SEC investigation and Audit Committee review of expense reporting by certain officers of the Company. Audit-related fees primarily include regulatory audits, audits of financial statements for certain subsidiaries of the Company, audits of benefit plan financial statements, and consultations concerning accounting standards, reporting standards and internal controls. Audit-related fees also included attest services relating to a Statement of Auditing Services No. 70 report. Tax fees consist primarily of fees billed for tax compliance and, to a lesser extent, tax advice.

     The Audit Committee has adopted policies and procedures for the pre-approval of all fee estimates and services to be provided by the independent registered public accountants to the Company and its subsidiaries. The Audit Committee's policy is to pre-approve all auditing services and non-audit services to be provided by the independent registered public accountants. Additionally, each permissible non-audit service provided in 2008 was reviewed and pre-approved by the Audit Committee.

     The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required to ratify the appointment of the independent registered public accountants. Proxies solicited by the Board will be voted in favor of ratification unless a shareholder has indicated otherwise on the proxy. If this appointment is not ratified by the shareholders, the Audit Committee will reconsider the appointment.

     The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2009.

_________________

ADJOURNMENTS
OF THE ANNUAL MEETING
(ITEM 6 ON PROXY CARD)
_________________

     Although it is not anticipated, the Annual Meeting may be adjourned for the purpose of soliciting additional proxies if there are not sufficient votes for approval of the matters referenced above at the Annual Meeting. Any adjournment of the Annual Meeting may be made without notice, other than by an announcement made at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company's shareholders who have already sent in their proxies to revoke them at any time prior to their use.

     The Board of Directors recommends a vote FOR approval of the grant of discretionary authority to the persons named as proxies to vote to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

_________________

SUBMISSION OF SHAREHOLDER PROPOSALS
_________________

     A shareholder may submit a proposal for inclusion in the Company's 2010 Proxy Statement. In order for the proposal to be considered, the Company must receive the proposal no later than [_______] [__], 2009. All proposals must comply with the rules of the Securities and Exchange Commission for eligibility and type of shareholder proposal. Shareholder proposals should be addressed to:

Corporate Secretary
NIC Inc.
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061

     If a shareholder does not wish to submit a proposal for inclusion in next year's proxy statement, but instead wishes to present it directly at the 2010 meeting, NIC's Bylaws require that the Company receive the proposal no later than February 4, 2010, and that the shareholder submitting the proposal be a shareholder of record when the notice of the 2010 annual meeting of shareholders is mailed. Requests for a copy of the Bylaw requirements should be addressed to the Corporate Secretary at the address provided above.

     If Proposal No. 2 is approved, and the Company reincorporates from the State of Colorado to the State of Delaware, the Board of Directors intends to adopt the Delaware Bylaws for the resulting Delaware corporation, in substantially the form attached hereto as Appendix C. The Delaware Bylaws require that the Company receive the proposal no earlier than January 5, 2010, and no later than February 4, 2010, in accordance with the applicable provisions of the Delaware Bylaws.

_________________

EXECUTIVE COMPENSATION
_________________

REPORT OF THE COMPENSATION COMMITTEE

     The Committee has reviewed and discussed the Compensation Discussion and Analysis ("CD&A") portion of this Proxy Statement with management. Based on the Committee's review and discussions, the Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement and the Company's Annual Report on Form 10-K.

Respectfully submitted,

The Compensation Committee
Daniel J. Evans (Chairperson)
John L. Bunce, Jr.
Art N. Burtscher
Alexander C. Kemper
Pete Wilson

_________________

COMPENSATION DISCUSSION AND ANALYSIS
_________________

PHILOSOPHY AND OBJECTIVES OF EXECUTIVE COMPENSATION PROGRAM

     The Company is committed to increasing shareholder value through profitable growth and the execution of specific strategies. Superior performance by our executive team is essential to these goals, so we have structured our executive pay programs to attract and retain talented, highly-qualified executives. For the fiscal year ended December 31, 2008, our Named Executive Officers ("NEOs") were as follows:

Name	Title
Harry H. Herington	Chairman of the Board and Chief Executive Officer
Jeffery S. Fraser	Former Chairman of the Board, Former Chief Executive
Officer and Chairman Emeritus
Stephen M. Kovzan	Chief Financial Officer
William F. Bradley, Jr.	Chief Operating Officer and General Counsel

     Mr. Fraser retired as Chief Executive Officer of the Company, effective February 4, 2008, and retired as Chairman of the Board on May 6, 2008. Upon Mr. Fraser's retirement as Chief Executive Officer, the Board of the Directors appointed Mr. Herington, who was the President of the Company, as Chief Executive Officer. The Board of Directors elected Mr. Herington to replace Mr. Fraser as Chairman of the Board in May 2008.

     The Company's Compensation Committee ("the Committee") has adopted a straightforward approach to executive compensation, whereby the material components of pay other than base salary are tied to the Company's overall financial performance. This approach reinforces the Company's commitment to collaboration for the benefit of the Company, particularly among its most senior executives. At its core, the Company's executive compensation program is comprised of base salary and incentives, both annual and long-term. The Committee structures these core elements to align executive and shareholder interests, by fostering a team-based environment that recognizes the Company's entrepreneurial history and strong record of financial performance.

THE EXECUTIVE COMPENSATION PROGRAM FOR 2008

     In 2006, the Committee directed senior management to conduct a competitive assessment of the Company's executive compensation program and to develop comprehensive program recommendations going forward. With the approval of the Committee, management engaged Mercer Consulting, an external compensation consultant ("Mercer"), in 2007 to assist in this regard; specifically, management asked Mercer to:

  review the Company's executive compensation program and provide critical feedback;

  assess executive pay within the context of peer group comparisons; and

  provide management with the necessary information and design alternatives to develop short- and long-term incentive plans.

     Management's goal was to complement key components of the existing program, where valid, and introduce new elements, where appropriate. Mercer introduced certain pay philosophies and alternatives that management incorporated into its recommendation to the Committee, namely:

  While individual executives may be above or below targeted pay positioning for each pay component, aggregate positioning in comparison to market should be the primary focus;

  Similarly, while each pay component was compared to market, management's primary focus was on the total value of the compensation programs relative to market; and

  Finally, Mercer compiled pay data for the five highest-paid executives among identified peer companies (see list of companies below). This data was then aggregated for each peer company to arrive at a "cost of management" figure. These aggregate data were used to understand the relative positioning of the Company's executive pay levels. This approach accommodated the Company's unique leadership structure in 2007 (with Mr. Fraser and Mr. Herington sharing certain responsibilities) and mitigated issues of role definition and shared responsibilities common among companies of NIC's size.

     The following discussion and analysis describes the findings from management's study, as well as the material components of the executive compensation program for 2008. Management's study was not referenced for any compensation decisions in fiscal 2007 for the NEOs; rather, this study was used to inform program changes for 2008.

     Peer group composition and market comparisons. Mercer's approach to peer group selection considered several factors, such as industry focus, business characteristics and operational complexity, to develop an appropriate peer group of companies in the internet & software services, application software, and information technology consulting industries that were appropriately-sized in terms of number of employees, market capitalization and asset base, with annual revenues used as a secondary criterion. The 14 members of the peer group were as follows:

Bankrate (RATE)	Online Resources (ORCC)
CyberSource (CYBS)	Perficient (PRFT)
ePlus (PLUS.PK)	S1 (SONE)
Goldleaf Financial Solutions	SupportSoft (SPRT)
(GFSI)
Imergent (IIG)	Tier Technologies (TIER)
Keynote Systems (KEYN)	Vocus (VOCS)
Omniture (OMTR)	WebMD Health (WBMD)

     From a total direct pay perspective, Mercer's study indicated that NIC's aggregate pay for its four highest paid executives (as of December 14, 2007, which included new base salaries for Messrs. Kovzan and Bradley, as approved by the Committee in November 2007) was below the market 25th percentile. This positioning was driven mostly by incentive pay, with the largest shortcoming attributable to long-term equity incentive pay (below the 25th market percentile), and to a lesser extent, annual cash incentive pay (between the 25th and 50th market percentiles). The study indicated that base salaries were between the 50th and 75th market percentiles.

     The end product of the Mercer study was an executive compensation program with the following components: base salary, short-term incentive compensation (i.e., annual cash bonus), and a two-pronged, long-term, equity-based incentive plan that includes annual restricted stock grants with (i) a service-based component and (ii) a performance-based component. The compensation program positioned total direct compensation around the market 50th percentile, assuming "target" Company performance, as further discussed below, with an emphasis on incentive pay, underlying a stronger pay-for performance relationship than the Company's 2007 executive compensation program. Under the terms of the program, total incentive compensation granted in any one fiscal year cannot exceed 250% of base salary for the Chief Executive Officer and 200% of base salary for other NEOs, reflecting differences in the scope of the duties and responsibilities of the Chief Executive Officer as compared to other NEOs.

     Management and Mercer also recommended a non-qualified deferred compensation (NQDC) plan, which is common in the market and serves to replace retirement benefits lost due to limitations of the Internal Revenue Code. However, the Company subsequently decided not to implement a NQDC plan.

     Base salary. While total direct compensation for 2008 was targeted around the market 50th percentile, aggregate 2008 base salaries were set by the Committee at or around the market 75th percentile, with consideration given to the Company's strong financial performance in recent years and historical long-term equity incentive shortfalls relative to peer companies. The Committee also considered as a countervailing factor the increased size of the incentive component of the executives' compensation in 2008 in establishing the base salary levels. As further discussed above, Mr. Fraser retired as Chief Executive Officer of the Company, effective February 4, 2008. Upon Mr. Fraser's retirement, the Board of the Directors appointed Mr. Herington, who was the President of the Company, as Chief Executive Officer. Mr. Herington received a raise in base salary in connection with his promotion to $380,000 per year. Also on February 4, 2008, Messrs. Bradley and Kovzan received raises in base salary, each to $260,000 per year. The differences in base salaries among the NEOs were based upon the differences in the scope of their duties and responsibilities. Under the terms of the program, the base salaries of executive officers are subject to change by the Committee from time to time.

     Annual cash incentive plan design and opportunities. Consistent with the Company's past rationale for short-term incentive compensation, annual cash incentives place a portion of an executive's annual compensation at risk to encourage behavior and drive results that create value for the Company's shareholders in the near term. The annual cash incentive plan for executive officers included in the executive compensation program for 2008 measured annual Company performance using the following key financial metrics as performance criteria:

  Operating income - 50% weighting

  Total revenues - 25% weighting

  Cash flow return on invested capital - 25% weighting

     Management and the Committee believe that these metrics drive shareholder value in the near term and reflect a stronger pay-for performance relationship than the Company's 2007 annual cash incentive plan, which provided for an "all or nothing" payout dependent upon the Company's achievement of its pre-established annual operating income goal. The definitions of operating income and total revenues are consistent with those terms defined in generally accepted accounting principles and were to be derived directly from the face of the consolidated statements of income included in the Company's Annual Report on Form 10-K for 2008. Cash flow return on invested capital is defined as consolidated cash flow from operating activities minus capital expenditures, the difference of which is divided by the difference between total assets and non-interest bearing current liabilities. Consolidated cash flow from operating activities and capital expenditures were to be derived from the face of the consolidated statements of cash flows included in the Company's Annual Report on Form 10-K for 2008. Total assets and non-interest bearing liabilities were to be derived from the face of the consolidated balance sheets included in the Company's Annual Report on Form 10-K for 2008.

     For 2008, the Committee determined a "target" performance level for the Company for each of the above three performance criteria. Performance of the Company at the target level was intended to result in an annual cash incentive at 50% of the executive's base salary. In keeping with the collaboration-based philosophy to executive pay, the Committee assigned the same incentive level as a percentage of base salary for all executives. The Committee also determined a range of possible cash incentives above and below target performance, ranging from 25% of base salary for achieving "threshold" performance to 75% of base salary for achieving "superior" performance.

For amounts between the threshold and target levels or between the target and superior levels, straight line interpolation was to be used. No payments would be awarded under the plan if threshold performance is not achieved, and no additional payments would be awarded for performance in excess of the superior level. The following table sets forth threshold, target and superior Company performance levels for the performance criteria included in the annual cash incentive plan for 2008:

Performance Levels
Performance Criteria	Threshold	Target	Maximum
Operating income	90% of budget	Budget	110% of Budget

Total revenue	95% of budget	Budget	105% of Budget

Cash flow return on invested capital	20%	25%	30%

     Target performance levels for operating income and total revenues were based upon the Company's annual budget approved by the Board of Directors. Target performance for cash flow return on invested capital was based on the Company's expected five-year average return on invested capital from 2004 to 2008. With respect to the likelihood of the Company achieving its annual budget goals, the Company established what it considered to be ambitious, yet achievable, annual budgets, whereby approximately half of actual results would fall above (or below) budgeted performance. Threshold and maximum performance levels in the table above were recommended by management and approved by the Committee based on the Company's past performance with respect to these metrics generally and relative to budget.

     The Committee retains sole discretion to reduce or eliminate an executive's annual cash incentive to reflect either (i) the executive's performance or (ii) unanticipated factors.

     After the end of the 2008 fiscal year, the Committee determined the Company’s actual performance for each of the three performance criteria as follows:

	Year ended December 31, 2008
Performance Criteria	Actual	Target	% of Target
Operating income	$18,609,214	$19,359,434	96.1%

Total revenue	$100,575,503	$103,323,351	97.3%

Cash flow return on invested capital	27.7%	25%	110.8%

     Annual incentive payments equaling approximately 45% of base salary were paid to Messrs. Herington, Kovzan and Bradley in early 2009 based on the Company’s actual 2008 financial performance in relation to the performance criteria and performance levels included in the annual cash incentive plan for 2008. The annual cash incentive plan payouts for 2008 were as follows:

Name	2008 Annual Cash Incentive Payout
Harry H. Herington	$169,100
Stephen M. Kovzan	$115,700
William F. Bradley, Jr.	$115,700

     Long-term, equity-based incentive plan design and opportunities. As determined by the Committee, the Company's long-term, equity-based incentive plan for executive officers included in the executive compensation program for 2008 provides for annual restricted stock grants with a service-based component and a Company performance component to compensate executives with regard to the Company's long-term growth objectives.

Service-based Component

     Under the long-term incentive plan, the annual amount of service-based restricted stock to be awarded to the Chief Executive Officer is 60% of the executive's annual base salary, and the annual amount to be awarded to the other NEOs is 50% of each executive's annual base salary, reflecting differences in the scope of duties and responsibilities of the Chief Executive Officer as compared to the other NEOs. Service-based restricted stock awards vest ratably over a four-year service period following the date of grant. There is no performance component tied to the service-based award. Mercer and the Company believe that restricted shares further the alignment of executive interests with those of shareholders, foster share ownership and wealth creation and provide significant retention value.

     On March 4, 2008, the Committee granted the NEOs the following awards of service-based restricted stock for 2008 pursuant to the terms of the long-term incentive plan (the closing market price of the Company's common stock on March 4, 2008 was $5.86 per share):

Name	Service-Based Restricted Shares
Harry H. Herington	38,908 shares
Stephen M. Kovzan	22,184 shares
William F. Bradley, Jr.	22,184 shares

Performance-based Component

     The performance component of the long-term incentive plan measures long-term Company performance using the following performance criteria:

  Operating income growth (three-year compound annual growth rate) - 25% weighting

  Total revenue growth (three-year compound annual growth rate) - 25% weighting

  Cash flow return on invested capital (three-year average) - 50% weighting

     As compared to the short-term cash incentive plan, the long-term, equity-based incentive plan places a higher weighting on cash flow return on invested capital and a lower weighting on operating income growth, as management and the Committee believe that cash flow return on invested capital is the primary driver of shareholder value over the long term.

     The plan provides for annual grants of restricted stock tied to three-year performance periods. A new three-year period is intended to begin each year. At the end of each three-year period, executives receive a number of shares per a pre-defined schedule of threshold, target and superior Company performance. Each level of performance is associated with a pre-defined payout, expressed as a percentage of base salary. The amount of restricted stock to be awarded at the end of each three-year performance period to the Chief Executive Officer for Company performance at the target levels is 60% of the executive's base salary, and the amount to be awarded to the other NEOs for Company performance at target levels is 50% of each executive's annual base salary. The plan incorporates a range of possible equity incentives above and below target performance. For the Chief Executive Officer, this range is from 30% of base salary for achieving threshold performance to 115% of base salary for achieving superior performance. For the other NEOs, this range is from 25% of base salary for achieving threshold performance to 75% of base salary for achieving superior performance. For each performance measure, no shares are awarded if threshold performance is not achieved, and no additional shares are awarded for performance in excess of the superior level. For amounts between the threshold and target levels or between the target and superior levels, straight line interpolation, rounded up to the next whole share, will be used to determine the portion of the award that becomes vested. The following table sets forth threshold, target and superior Company performance levels for the performance criteria included in the long-term incentive plan:

	Performance Levels
Performance Criteria	Threshold	Target	Maximum
Operating income growth (three-year compound annual growth rate)	15%	20%	25%

Total revenue growth (three-year compound annual growth rate)	15%	20%	25%

Cash flow return on invested capital (three-year average)	15%	20%	25%

     Performance levels in the table above were recommended by management and approved by the Committee based on the Company's past and expected future performance. Target performance levels in the table above for operating income growth and total revenue growth are higher than the Company's performance for those criteria for the three-year period ended December 31, 2007 and for the year ended December 31, 2008. The target performance level in the table above for cash flow return on invested capital is lower than the Company's performance for that criterion for the three-year period ended December 31, 2007 and for the year ended December 31, 2008.

     On March 4, 2008, the Committee granted the NEOs the following awards of performance-based restricted stock for 2008 pursuant to the terms of the long-term incentive plan (the closing market price of the Company's common stock on March 4, 2008 was $5.86 per share):

Name	Performance-Based Restricted Shares (1)
Harry H. Herington	74,573 shares
Stephen M. Kovzan	33,276 shares
William F. Bradley, Jr.	33,276 shares
____________________

(1)	Represents the maximum number of performance-based restricted shares able to be earned by the NEO at the end of the three-year performance period ending December 31, 2010 pursuant to the terms of the long-term incentive plan. The actual number of shares earned will be based on the Company's performance as indicated above over the three-year period ending December 31, 2010. No shares will be awarded if threshold performance is not achieved, and no additional shares will be awarded for performance in excess of the superior level.

EXECUTIVE PERQUISITES FOR 2008

     Other components of executive compensation beyond base salary, annual cash incentives and long-term equity-based incentives include the perquisites discussed below. With respect to these perquisites, the Committee considered the cost of each perquisite and the total amount of compensation otherwise provided to each executive.

     During 2008, the Company paid dues for Messrs. Fraser, Herington and Bradley for the use of a health club near the Company's corporate headquarters in Olathe, Kansas. Upon Mr. Fraser’s retirement in February 2008, the Company ceased paying such dues for Mr. Fraser.

     During 2008, the Company provided a leased vehicle and associated maintenance and fuel to each of Messrs. Fraser and Herington. Upon Mr. Fraser’s retirement in February 2008, the Company ceased providing Mr. Fraser a leased vehicle.

AGREEMENTS WITH EXECUTIVE OFFICERS

     Each of Messrs. Herington, Kovzan and Bradley has an existing employment agreement that sets forth certain levels of base salary and bonus severance compensation tied exclusively to change-in-control events. These agreements have been in place since 2000, at which time the Committee determined that such provisions, including the right of the executive to trigger severance payments by voluntarily terminating employment after a change-in-control, were appropriate considering the reasonable possibility of the Company being acquired due to its low stock price and poor financial condition, and considering the volatility and consolidation occurring within the information technology and internet services industries at that time. The Company has included change-in-control and termination provisions in the various plans and award agreements relating to incentive compensation of the NEOs. The plans and award agreements generally provide that upon a change in control, performance-based awards vest at specified levels, due to the potential lack of executive control over performance conditions after the change in control, and service-based awards do not accelerate or vest if they are assumed by the acquiring entity. Summaries of employment agreements and the change-in-control and termination provisions of award agreements for each of the NEOs are included on pages [_] to [_] in this Proxy Statement.

2009 APPOINTMENT OF ROBERT W. KNAPP TO EXECUTIVE VICE PRESIDENT

     On February 3, 2009, the Board of Directors of the Company appointed Robert W. Knapp to the position of Executive Vice President. Information regarding Mr. Knapp's is included on page [ ] in this Proxy Statement. Mr. Knapp’s annual base salary in his new position is $260,000. As Executive Vice President, Mr. Knapp will participate in the Company’s 2009 annual cash incentive plan and the Company’s long-term, equity-based incentive plan for executive officers. These plans have the same terms as the 2008 cash and equity incentive plans described above.

_________________

COMPENSATION TABLES
_________________

     The following Summary Compensation Table sets forth summary information as to compensation received by the persons who served as the Company's Chief Executive Officer and Chief Financial Officer during fiscal year 2008 and each of the other executive officers whose total adjusted compensation exceeded $100,000 during fiscal year 2008 (collectively, the "named executive officers").

SUMMARY COMPENSATION TABLE (1)
						Non-	All
						Equity	Other
						Incentive	Compensation
				Stock	Option	Plan	(Including
Name and		Salary	Bonus	Awards	Awards	Compensation	Perquisites)	Total
Principal Position	Year	($)	($)	($)(2)	($)(2)	($)(3)	($)	($)
(a)	(b)	(c)	(d)	(f)	(e)	(g)	(i)	(j)
Harry H. Herington(4)	2008	374,583	—	111,175	—	169,100	39,621	694,479
Chairman of the Board and	2007	315,000	—	59,382	43,543	110,250	75,121	603,296
Chief Executive Officer	2006	310,000	—	21,035	74,614	110,250	33,893	549,792

Jeffery S. Fraser(5)	2008	29,583	—	1,356	32,021	—	50,842	113,802
Former Chief Executive	2007	325,000	—	53,353	62,462	113,750	103,077	657,642
Officer	2006	218,500	110,000	21,668	92,696	113,750	259,392	816,006

Stephen M. Kovzan(6)	2008	259,167	—	146,502	—	115,700	25,733	547,102
Chief Financial Officer	2007	227,917		22,408	8,709	87,500	19,681	366,215

William F. Bradley, Jr.(7)	2008	259,167	—	58,900	—	115,700	12,876	446,643
Chief Operating Officer,	2007	240,167	—	32,375	21,771	87,500	24,989	406,802
General Counsel and	2006	217,000	—	13,927	37,307	77,175	7,500	352,909
Secretary

(1)	The "Change in Pension Value and Non-qualified Deferred Compensation Earnings" column has been omitted from the Summary Compensation Table because the Company does not provide a pension program.

(2)	Amounts reported in the Stock Awards and Option Awards columns consist of the dollar amount of compensation cost recognized in the Company's fiscal 2008, 2007 and 2006 consolidated financial statements as prescribed by SFAS No. 123R (revised 2004), "Share-Based Payment." These amounts include compensation cost recognized in the Company's consolidated financial statements with respect to unvested stock option and restricted stock awards. However, these amounts do not include an estimate of forfeitures related to service-based vesting conditions, and assume that the named executive officer will perform the requisite service to vest in the award. For additional information relating to the Company's adoption of SFAS No. 123R on January 1, 2006, including assumptions made in the valuation of stock options and restricted stock awarded to the named executive officers, refer to Note 11 in the Notes to Consolidated Financial Statements included in the Company's Form 10-K for the year ended December 31, 2008 filed with the Securities Exchange Commission on March [16], 2009.

(3)	For 2008, amount consists of compensation earned in 2008, based on the Company's fiscal 2008 financial performance, but paid in 2009 under the Company's annual cash incentive plan. Compensation earned equaled approximately 45% of the named executive officer's base salary as of May 2008. For 2007, amount consists of compensation earned in 2007, based on the Company's fiscal 2007 financial performance, but paid in 2008 under the Company's annual cash incentive plan. Compensation earned equaled 35% of the named executive officer's base salary as of May 2007. For 2006, amount consists of compensation earned in 2006, based on the Company's fiscal 2006 financial performance, but paid in 2007 under the Company's annual cash incentive plan. Compensation earned equaled 35% of the named executive officer's base salary as of May 2006. For additional information regarding the Company's annual cash incentive plan, refer to the Compensation Discussion and Analysis section of this Proxy Statement beginning on page [_].

(4)	In February 2008, the Compensation Committee increased Mr. Herington’s base salary from $315,000 to $380,000 in conjunction with his appointment to Chief Executive Officer.

For 2008, All Other Compensation for Mr. Herington consists of the following items:

	•	Attendance at quarterly Board meetings - $1,000 (Beginning in May 2008, Mr. Herington no longer receives compensation for service on the Board of Directors.)

	•	Dividend equivalent of $0.25 per share on 34,866 unvested shares of restricted stock paid by the Company in February 2008 - $8,717

	•	Company 401(k) matching funds earned in 2008 - $7,750

	•	Leased vehicle and associated maintenance and fuel paid by the Company – $21,338

	•	Health club dues paid by the Company – $816

For additional information regarding Mr. Herington's compensation, refer to the discussion under the Compensation Discussion and Analysis section of this Proxy Statement beginning on page [_].

(5)	For 2008, All Other Compensation for Mr. Fraser consists of the following items:

	•	Annual retainer for service on Board of Directors - $24,000

	•	Attendance at quarterly Board meetings - $4,000

	•	Dividend equivalent of $0.25 per share on 7,000 unvested shares of restricted stock paid by the Company in February 2008 - $1,750

	•	Company 401(k) matching funds earned in 2008 - $5,017

	•	Leased vehicle and associated maintenance and fuel paid by the Company – $2,443

	•	Health club dues paid by the Company – $340

	•	Health and dental insurance premiums paid by the Company after Mr. Fraser retired as Chief Executive Officer of the Company in February 2008 – $13,292

For additional information regarding Mr. Fraser's compensation, refer to the discussion under the Compensation Discussion and Analysis section of this Proxy Statement beginning on page [_].

(6)	In February 2008, the Compensation Committee increased Mr. Kovzan’s base salary from $250,000 to $260,000. In November 2007, the Compensation Committee approved an increase in the annual base salary and potential annual cash incentive compensation for Mr. Kovzan for fiscal year 2007 in connection with the Committee's annual review of executive compensation. The Compensation Committee increased Mr. Kovzan's base salary from $183,750 to $250,000, retroactive to May 1, 2007, and potential annual cash incentive compensation from 20% of his base salary as of May 1, 2007 to 35%. Mr. Kovzan was appointed Chief Financial Officer in August 2007, and had previously served as the Company's Vice President of Financial Operations and Chief Accounting Officer since September 2000.

For 2008, All Other Compensation for Mr. Kovzan consists of the following items:

	•	Dividend equivalent of $0.25 per share on 71,931 unvested shares of restricted stock paid by the Company in February 2008 - $17,983

	•	Company 401(k) matching funds earned in 2008 - $7,750

For additional information regarding Mr. Kovzan's compensation, refer to the discussion under the Compensation Discussion and Analysis section of this Proxy Statement beginning on page [_].

(7)	In February 2008, the Compensation Committee increased Mr. Bradley’s base salary from $250,000 to $260,000. In November 2007, the Compensation Committee approved an increase in Mr. Bradley's annual base salary for fiscal year 2007 to $250,000 from $220,500, retroactive to May 1, 2007, in connection with the Committee's annual review of executive compensation.

For 2008, All Other Compensation for Mr. Bradley consists of the following items:

	•	Dividend equivalent of $0.25 per share on 17,239 unvested shares of restricted stock paid by the Company in February 2008 - $4,310

	•	Company 401(k) matching funds earned in 2008 - $7,750

	•	Health club dues paid by the Company – $816

For additional information regarding Mr. Bradley's compensation, refer to the discussion under the Compensation Discussion and Analysis section of this Proxy Statement on page [_].

GRANTS OF PLAN-BASED AWARDS IN LAST FISCAL YEAR

     The following table sets forth information concerning grants of restricted stock awards and incentive plan awards to the named executive officers during the fiscal year ended December 31, 2008.

		Estimated Possible Payouts			Estimated Future Payouts						Grant
		Under Non-Equity Incentive			Under Equity Incentive			All Other	All Other		Date
			Plan Awards			Plan Awards		Stock	Option		Fair
								Awards:	Awards:	Exercise	Value of
								Number	Number of	or Base	Stock
								of Shares	Securities	Price of	and
								of Stock	Underlying	Option	Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Grant Date	($)(1)	($)(1)	($)(1)	(#)(2)	(#)(2)	(#)(2)	(#)	(#)	($/Sh)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Harry H. Herington	02-04-08(3)	—	—	—	—	—	—	4,000	—	—	28,800
	03-04-08	95,000	190,000	285,000	—	—	—	—	—	—	—
	03-04-08	—	—	—	19,454	38,908	74,573	—	—	—	—
	03-04-08(4)	—	—	—	—	—	—	38,908	—	—	228,001

Jeffery S. Fraser	02-04-08(3)	—	—	—	—	—	—	4,000	—	—	28,800
	05-06-08(5)	—	—	—	—	—	—	8,065	—	—	60,000

Stephen M. Kovzan	02-04-08(6)	—	—	—	—	—	—	60,000	—	—	432,000
	03-04-08	65,000	130,000	195,000	—	—	—	—	—	—	—
	03-04-08	—	—	—	11,092	22,184	33,276	—	—	—	—
	03-04-08(4)	—	—	—	—	—	—	22,184	—	—	129,998

William F. Bradley, Jr.	03-04-08	65,000	130,000	195,000	—	—	—	—	—	—	—
	03-04-08	—	—	—	11,092	22,184	33,276	—	—	—	—
	03-04-08(4)	—	—	—	—	—	—	22,184	—	—	129,998

____________________

(1)	Represents a grant pursuant to the Company’s 2008 annual cash incentive plan that will be paid out to each named executive officer if certain Company financial performance criteria are satisfied. The Compensation Committee determined a "target" performance level for the Company for each of three performance criteria (operating income, total revenue and cash flow return on invested capital). Performance of the Company at the target level will result in an annual cash incentive that is 50% of the named executive officer's base salary. The Committee also determined a range of possible cash incentives above and below target performance, ranging from 25% of base salary for achieving "threshold" performance to 75% of base salary for achieving "superior" performance. For amounts between the threshold and target levels or between the target and superior levels, straight line interpolation will be used. No payments are awarded under the plan if threshold performance is not achieved, and no additional payments are awarded for performance in excess of the superior level. Annual incentive payments equaling approximately 45% of base salary will be paid to Messrs. Herington, Kovzan and Bradley in early 2009 based on the Company’s actual 2008 financial performance in relation to the performance criteria and performance levels included in the annual cash incentive plan for 2008. Under the plan, the Committee retains sole discretion to reduce or eliminate an executive's bonus to reflect either (i) the executive's performance or (ii) unanticipated factors. For additional information regarding the Company's 2008 annual cash incentive plan, refer to the Compensation Discussion and Analysis section of this Proxy Statement beginning on page [_].

(2)	Represents a grant of performance-based restricted stock pursuant to the Company’s 2008 long-term equity incentive plan that will vest in whole or in part on March 4, 2011 if certain Company financial performance criteria are satisfied. The plan provides for annual grants of restricted stock tied to three-year performance periods. A new three-year period is intended to begin each year. At the end of each three-year period, executives receive a number of shares per a pre-defined schedule of threshold, target and superior Company performance. Each level of performance is associated with a pre-defined payout, expressed as a percentage of base salary. The amount of restricted stock to be awarded at the end of each three-year performance period to the Chief Executive Officer for Company performance at the target levels is 60% of the executive's base salary, and the amount to be awarded to the other named executive officers for Company performance at target levels is 50% of each executive's annual base salary. The plan incorporates a range of possible equity incentives above and below target performance. For the Chief Executive Officer, this range is from 30% of base salary for achieving threshold performance to 115% of base salary for achieving superior performance. For the other named executive officers, this range is from 25% of base salary for achieving threshold performance to 75% of base salary for achieving superior performance. For each performance measure, no shares are awarded if threshold performance is not achieved, and no additional shares are awarded for performance in excess of the superior level. For amounts between the threshold and target levels or between the target and superior levels, straight line interpolation, rounded up to the next whole share, will be used to determine the portion of the award that becomes vested. For additional information regarding the Company's 2008 long-term, equity-based incentive plan, refer to the Compensation Discussion and Analysis section of this Proxy Statement beginning on page [_].

(3)	Represents a grant of restricted stock pursuant to the Company’s 2007 director compensation program, which provided that each Board member receive an award of restricted stock of 4,000 shares annually. The grant vests in four equal annual installments beginning on February 4, 2009. Beginning in May 2008, Mr. Herington no longer receives compensation for service on the Board of Directors. For additional information regarding the Company’s 2007 director compensation program, refer to the Director Compensation section of this Proxy Statement beginning on page [_].

(4)	Represents a grant of service-based restricted stock to each named executive officer pursuant to the Company’s 2008 long-term, equity-based incentive plan. The amount of restricted stock awarded to the Chief Executive Officer was 60% of the executive’s base salary, and the amount of restricted stock awarded to the other named executive officers was 50% of each executive’s base salary. The number of shares granted was based upon the closing market price of the Company’s Common Stock on March 4, 2008 of $5.86 per share. The grant vests in four equal annual installments beginning on March 4, 2009. For additional information regarding the Company's long-term, equity-based incentive plan, refer to the Compensation Discussion and Analysis section of this Proxy Statement beginning on page [_].

(5)	Represents a grant of restricted stock pursuant to the Company’s 2008 director compensation program, which provided that each Board member receive an award of restricted stock with an equivalent market value of $60,000 on the date of the award. The number of shares granted was based upon the closing market price of the Company’s Common Stock on May 6, 2008 of $7.44 per share. The grant vests in four equal annual installments beginning on May 6, 2009. For additional information regarding the Company’s 2008 director compensation program, refer to the Director Compensation section of this Proxy Statement beginning on page [_].

(6)	Represents a grant of restricted stock to Mr. Kovzan by the Board of Directors in connection with his promotion to Chief Financial Officer in August 2007. The Board failed to approve a restricted stock grant to Mr. Kovzan at the time of his promotion, as the Company was undergoing an external competitive assessment of the Company’s executive compensation program during 2007. The closing market price of the Company’s Common Stock on February 4, 2008 was $7.20. The grant vests in four equal annual installments beginning on February 4, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table sets forth information concerning outstanding stock option and restricted stock awards for the named executive officers at December 31, 2008.

	Option Awards					Stock Awards

Equity
Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market
			Equity			Number		Awards:	or Payout
			Incentive			of		Number of	Value of
			Plan			Shares	Market	Unearned	Unearned
			Awards:			or	Value of	Shares,	Shares,
	Number of	Number of	Number of			Units of	Shares or	Units or	Units or
	Securities	Securities	Securities			Stock	Units of	Other	Other
	Underlying	Underlying	Underlying			That	Stock	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		Have	That	That	That
	Options	Options	Unearned	Exercise	Option	Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)(1)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Harry H. Herington (2)	—	—	—	—	—	63,485	292,031	74,573	343,036
Jeffery S. Fraser (3)	6,250	—	—	4.15	11-05-09	14,065	64,699	—	—
	2,500	2,500	—	6.16	11-08-10	—	—	—	—
Stephen M. Kovzan (4)	—	—	—	—	—	90,138	414,635	33,276	153,070

William F. Bradley, Jr. (5)	—	—	—	—	—	33,677	154,914	33,276	153,070

____________________

(1)	The closing sales price per share of the Company's Common Stock on December 31, 2008, was $4.60.

(2)	At December 31, 2008, Mr. Herington directly owned the following unvested restricted stock awards:
	(i)	16,418 shares of restricted stock, which vest in two remaining equal annual installments beginning on July 28, 2009;
	(ii)	2,000 shares of restricted stock, which vest in two remaining equal annual installments beginning on October 19, 2009;
	(iii)	2,159 shares of restricted stock, which vest in two remaining equal annual installments beginning on October 19, 2009;
	(iv)	4,000 shares of restricted stock, which vest in four remaining equal annual installments beginning on February 4, 2009.
	(v)	38,908 shares of restricted stock, which vest in four remaining equal annual installments beginning on March 4, 2009; and
	(vi)	74,573 performance-based restricted stock awards issued pursuant to an equity incentive plan which will vest in part or all on March 4, 2011, if certain Company financial performance criteria are satisfied.

(3)	At December 31, 2008, Mr. Fraser directly owned the following unvested restricted stock awards and unvested stock options to purchase Common Stock:
	(i)	2,000 shares of restricted stock, which vest in two remaining equal annual installments beginning on October 19, 2009;
	(ii)	4,000 shares of restricted stock, which vest in four remaining equal annual installments beginning on February 4, 2009;
	(iii)	8,065 shares of restricted stock, which vest in four remaining equal annual installments beginning on May 6, 2009;
	(iv)	6,250 options with an exercise price of $4.15 per share, all of which are currently exercisable; and
	(v)	5,000 options with an exercise price of $6.16 per share, 2,500 of which are currently exercisable, and 2,500 of which become exercisable on November 8, 2009.

(4)	At December 31, 2008, Mr. Kovzan owned the following unvested restricted stock awards:
	(i)	7,954 shares of unvested restricted stock, which vest in two remaining equal annual installments beginning on July 28, 2009;
	(ii)	60,000 shares of unvested restricted stock, which vest in four remaining equal annual installments beginning on February 4, 2009;
	(iii)	22,184 shares of unvested restricted stock, which vest in four remaining equal annual installments beginning on March 4, 2009; and
	(iv)	33,276 performance-based restricted stock awards issued pursuant to an equity incentive plan which will vest in part or all on March 4, 2011, if certain Company financial performance criteria are satisfied.

(5)	At December 31, 2008, Mr. Bradley owned the following unvested restricted stock awards:
	(i)	11,493 shares of unvested restricted stock, which vest in two remaining equal annual installments beginning on July 28, 2009;
	(ii)	22,184 shares of unvested restricted stock, which vest in four remaining equal annual installments beginning on March 4, 2009;
	(iii)	33,276 performance-based restricted stock awards issued pursuant to an equity incentive plan which will vest in part or all on March 4, 2011, if certain Company financial performance criteria are satisfied.

OPTION EXERCISES AND STOCK VESTED IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option exercises and shares of restricted stock acquired on vesting by the named executive officers during the fiscal year ended December 31, 2008.

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares	Value
	Acquired	Value Realized	Acquired	Realized on
	on Exercise	on Exercise	on Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Harry H. Herington	150,000	657,092	10,289	73,801
Jeffery S. Fraser	173,750	487,866	1,000	5,250
Stephen M. Kovzan	7,500	33,188	3,977	30,464
William F. Bradley, Jr.	—	—	5,746	44,014

     The "Pension Benefits" and "Non-qualified Deferred Compensation" tables have been omitted because NIC does not provide such compensation.

_________________

EXECUTIVE OFFICERS
_________________

     Below is certain information regarding the executive officers of the Company who are not directors. Executive officers serve at the pleasure of the Board of Directors.

Name	Age	Positions with the Company
Stephen M. Kovzan	40	Chief Financial Officer
William F. Bradley, Jr.	54	Chief Operating Officer, General Counsel and Secretary
Robert W. Knapp	40	Executive Vice President

     Stephen M. Kovzan has served as the Company’s Chief Financial Officer since August 2007. Mr. Kovzan joined the Company in October 1999 and served as the Company’s Controller until September 2000, at which time he became the Company’s Vice President of Financial Operations and Chief Accounting Officer, serving as such until August 2007. Prior to joining the Company, Mr. Kovzan served as a business assurance manager with PricewaterhouseCoopers LLP. Mr. Kovzan is a Certified Public Accountant and holds a B.S. in business administration from the University of Tulsa and an M.S. in business from the University of Kansas.

     William F. Bradley, Jr. has served as the Company’s Secretary since May 1998, General Counsel since July 1998 and Chief Operating Officer since May 2006. In addition, Mr. Bradley served as a director from May 1998 to February 1999. From January 1995 to the present, he has served in various executive capacities with the Company’s subsidiaries. Prior to joining the Company, he was engaged in the private practice of law in Kansas for fourteen years. Mr. Bradley served as a director of E-Filing.com, Inc., a provider of online filing applications for legal services in which NIC Inc. previously owned a minority equity interest, until June 2004. Mr. Bradley holds a B.A. degree in English from the University of Kansas, and a J.D. degree from the University of Kansas School of Law.

     Robert W. Knapp was appointed to the position of Executive Vice President in February 2009. Mr. Knapp joined the Company in November 1999 and has served in various management capacities, including Director of Marketing for the Company’s Indiana portal subsidiary, President and General Manager of the Company’s Kansas portal subsidiary, Regional Manager, and most recently Vice President of Portal Operations. Prior to joining the Company, Mr. Knapp was a director of information systems with Alltel. Mr. Knapp holds a B.S. in business administration and an M.B.A from the University of Tulsa.

_________________

EQUITY COMPENSATION PLAN INFORMATION
_________________

     The following table summarizes the shares reserved for issuance under the Company's equity compensation plans as of December 31, 2008:

	A	B	C
	Number of
	securities to be	Weighted average
	issued upon	exercise price of
	exercise of options,	outstanding	Number of
	warrants and rights	options, warrants	securities available
	outstanding as of	and rights shown	for issuance as of
Plan Category	December 31, 2008	in column A	December 31, 2008
Equity compensation plans approved by shareholders
—Stock options	410,375	$4.79
—Restricted stock	1,091,014	—
Total	1,501,389		801,748

Stock purchase plan	see note (1)	see note (1)	1,975,449

Equity compensation plans not	14,683	$2.03	2,399
approved by shareholders (2)
____________________

(1)	March 31, 2008 was the purchase date of Common Stock for the most recently completed offering period under the Company's stock purchase plan. Therefore, as of such date, no purchase rights were outstanding. The purchase price for the offering period ended March 31, 2008 was $4.539 per share, and the total number of shares purchased was 61,683.

(2)	In connection with the Company's acquisition of SDR Technologies, Inc. in May 2000, the Company adopted the 1999 Stock Option Plan of SDR Technologies, Inc. (the "SDR Plan"). Options to purchase 227,566 shares were granted in connection with the acquisition of SDR. However, no options in addition to those granted at the close of the SDR transaction will be granted under this plan. The SDR Plan is administered by the Compensation Committee of the Company's Board of Directors. Unless earlier terminated by the Board of Directors, the SDR Plan will terminate at the close of business on December 31, 2009. Termination of the SDR Plan will not affect any option previously granted.

_________________

EMPLOYMENT AGREEMENTS AND SEVERANCE PAYMENTS
_________________

Jeffrey S. Fraser

     Mr. Fraser retired from the Company as Chief Executive Officer effective February 4, 2008. He did not receive any severance pay upon his retirement.

     In connection with his employment agreement with the Company dated July 24, 1998, Mr. Fraser entered into a proprietary information and inventions agreement and a non-competition agreement. The agreements provide collectively that, upon termination of Mr. Fraser's employment with the Company for any reason, Mr. Fraser: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Harry H. Herington, Stephen M. Kovzan and William F. Bradley, Jr.

     Employment Agreements

     Messrs. Herington, Kovzan and Bradley are named executive officers of NIC. The officers have entered into employment agreements with NIC, each dated as of September 1, 2000, that have substantially the same terms, except with respect to their job titles and the annual salary payable to each officer. Mr. Herington currently serves as the Company's Chief Executive Officer, with a current annual salary of $380,000. Mr. Kovzan currently serves as the Company's Chief Financial Officer, with a current annual salary of $260,000. Mr. Bradley currently serves as the Company's Chief Operating Officer, General Counsel and Secretary, with a current annual salary of $260,000.

     Under the employment agreements, the Company may terminate the executive's employment at any time for cause or the executive may voluntarily terminate his employment at any time and for any reason. If the executive is terminated for cause, or the executive voluntarily terminates his employment outside the context of a "change of control" of the Company, the executive will not be entitled to any severance pay or similar such pay. The executive will only be entitled to receive the compensation earned by the executive prior to and including the date of termination. Cause is defined in the agreements as: (a) indictment or conviction for any felony or crime involving dishonesty; (b) willful participation in any fraud against the Company; (c) willful breach of the executive's duties to the Company; (d) intentional damage to any of the Company's property; or (e) conduct by the executive which the Company's Board of Directors determines to be inappropriate for his position. As described further below, the executive may be entitled to certain severance pay after the executive's voluntary termination after a "change in control" of the Company.

     Under the employment agreements, the Company may terminate the executive's employment at any time without cause and the executive will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date. The Company does not currently maintain a severance benefit plan.

     In the event the executive's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, or if the executive voluntarily terminates his employment within six months of a change in control, the executive is entitled to receive a severance payment in accordance with the terms of the employment agreement. Under the employment agreements, a change in control will be deemed to have occurred if any person (other than a trustee or a fiduciary holding securities under the Company's employee benefit plan) who is not a beneficial owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act) of 5% or more of the Company's Common Stock as of the date of the executive's employment agreement becomes the beneficial owner of 40% or more of the Company's Common Stock, or the shareholders approve a merger or consolidation of the Company with another company, other than a merger or consolidation in which the shareholders of the Company own 50% or more of the voting stock of the surviving corporation, the sale of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company.

     Upon a change in control, the employment agreements provide that the executive is entitled to receive a severance payment equal to the product of the number of full years the executive was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by the executive for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to the executive may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Code, in which case, the amount payable by the Company will be the maximum amount payable without causing such payment to be nondeductible by the Company. The employment agreements also provide that all stock options held by the executive will vest upon a change in control.

     Mr. Herington commenced employment with the Company on August 4, 1995. Had Mr. Herington's employment been terminated without cause in connection with or in contemplation of a change in control on December 31, 2008 or had Mr. Herington voluntarily terminated his employment on such date within six months after a change in control, Mr. Herington would have been entitled to a cash severance payment totaling approximately $594,858. Mr. Herington did not have any unvested stock options outstanding at December 31, 2008.

     Mr. Kovzan commenced employment with the Company on October 25, 1999. Had Mr. Kovzan's employment been terminated without cause in connection with or in contemplation of a change in control on December 31, 2008 or had Mr. Kovzan voluntarily terminated his employment on such date within six months after a change in control, Mr. Kovzan would have been entitled to a cash severance payment totaling approximately $281,775. Mr. Kovzan did not have any unvested stock options outstanding at December 31, 2008.

     Mr. Bradley commenced employment with the Company on January 1, 1995. Had Mr. Bradley's employment been terminated without cause in connection with or in contemplation of a change in control on December 31, 2008 or had Mr. Bradley voluntarily terminated his employment on such date within six months after a change in control, Mr. Bradley would have been entitled to a cash severance payment totaling approximately $407,008. Mr. Bradley did not have any unvested stock options outstanding at December 31, 2008.

     In connection with their employment agreements, each executive entered into a proprietary information and inventions agreement and a non-competition agreement. If the executive's employment with the Company terminates for any reason, the agreements provide collectively that the executive: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

     Restricted Stock Agreements

     Messrs. Herington, Kovzan and Bradley have entered into two forms of restricted stock agreements that govern the terms of each of the executive's restricted stock awards granted under the Company's 2006 Amended and Restated Stock Option and Incentive Plan (the "Plan"). One form of agreement governs the terms of the executive's service-based restricted stock awards (the "Service-Based Restricted Stock Agreement"). The service-based restricted stock awards do not contain a performance component and vest ratably over a four-year service period following the date of grant. The other form of agreement governs the terms of the executive's performance-based restricted stock awards (the "Performance-Based Restricted Stock Agreement"). The performance-based restricted stock awards are tied to a three-year performance period and the actual number of shares, if any, vested at the end of the period is based on pre-established Company performance goals.

     Each Service-Based Restricted Stock Agreement is the same form agreement entered into by all recipients of service-based restricted stock awards granted under the Plan. If the executive's employment is terminated for any reason, including retirement, death or disability, all outstanding unvested shares of restricted stock under the Service-Based Restricted Stock Agreement are forfeited. The Service-Based Restricted Stock Agreement provides that all outstanding unvested restricted shares will automatically become fully vested in the event (a) of a dissolution, liquidation or sale of all or substantially all of the assets of the Company, or (b) the Company is not the surviving corporation in any merger, consolidation, or reorganization; provided, however, that no such automatic vesting will occur if and to the extent (a) the Service-Based Restricted Stock Agreement is, in connection with the transaction, assumed by the successor corporation, or (b) the restricted shares are replaced with a cash incentive program of the successor corporation which preserves the fair market value of the restricted shares at the time of the transaction and provides for subsequent pay-out in accordance with a vesting schedule specified under the Service-Based Restricted Stock Agreement.

     As of December 31, 2008, (a) Mr. Herington owned 63,485 service-based restricted shares that had an aggregate market value of $292,031, (b) Mr. Kovzan owned 90,138 service-based restricted shares that had an aggregate market value of $414,635 and (c) Mr. Bradley owned 33,677 service-based restricted shares that had an aggregate market value of $154,914. If a change in control occurred on December 31, 2008, and the successor corporation did not assume the shares or otherwise provide substitute cash payments, the service-based restricted shares would have automatically become fully vested.

     The Performance-Based Restricted Stock Agreements entered into by each executive are substantially the same form, except for provisions regarding the number of shares to be awarded at the end of the performance period. If the executive's employment is terminated for any reason, other than death, disability or following a change in control, all undelivered shares of restricted stock under the Performance-Based Restricted Stock Agreement are forfeited. If the executive's employment is terminated for death or disability, the executive is entitled to a pro rata portion of the undelivered shares based upon the number of months the executive was employed during the performance period and the Company's actual performance.

     The definition of "change in control" under the Performance-Based Restricted Stock Agreement is the same as under the Service-Based Restricted Stock Agreement. If a change in control occurs on or prior to the first anniversary of the grant date, (a) all outstanding unvested restricted shares will automatically become fully vested as if the Company achieved its "target" performance goal (as defined in the Agreement) and (b) the shares are payable prior to the change in control, or, if the surviving entity assumes the Performance-Based Restricted Stock Agreement, at the end of the performance period. If a change in control occurs after the first anniversary of the grant date, (a) all outstanding unvested restricted shares will automatically become fully vested based on the Company's actual performance as if the performance period ended on December 31 immediately preceding the change in control date, adjusted for the shortened performance period, and (b) the shares are payable prior to the change in control, or, if the surviving entity assumes the Performance-Based Restricted Stock Agreement, at the end of the performance period. In each case, if the surviving entity assumes the Performance-Based Restricted Stock Agreement, and the executive is terminated prior to the end of the applicable performance period, the executive will be immediately entitled to payment of the shares under certain circumstances.

     If a change in control occurred on December 31, 2008, the transaction would have occurred prior to the first anniversary of the grant date of the outstanding performance-based restricted shares held by the executives, which were all granted on March 4, 2008. Accordingly, the outstanding performance-based shares would become fully vested as if the Company achieved its "target" performance goal (as defined in the Agreement). Assuming the change in control, as of December 31, 2008, (a) Mr. Herington would own 38,908 performance-based restricted shares that had an aggregate market value of $178,977, (b) Mr. Kovzan would own 22,184 performance-based restricted shares that had an aggregate market value of $102,046 and (c) Mr. Bradley would own 22,184 performance-based restricted shares that had an aggregate market value of $102,046.

     Annual Incentive Plan

     Messrs. Herington, Kovzan and Bradley are each eligible participants under the Company's annual cash incentive plan, which provides each executive with an annual cash incentive payment generally based on a percentage of their base salary if and to the extent pre-established Company performance goals are met for a given one-year performance period. The performance goals and potential payment amounts are established on an annual basis.

     Under the plan, if the executive voluntarily terminates his employment or if the executive's employment is terminated for "cause," all amounts payable to the executive under the annual cash incentive plan are forfeited. The plan references the executive's employment agreement for the definition of "cause." If the executive's employment is terminated prior to the end of the performance period due to death, disability or retirement, the executive will be entitled to pro rata portion of the annual cash incentive payment based upon the number of days the executive was employed during the performance period and the Company's actual performance. Upon a "change in control," which the plan defines substantially the same as the employment agreements, the executive is immediately entitled to his annual cash incentive payment as if the Company achieved its "target" performance goal (as provided in the plan).

     If a change in control occurred December 31, 2008, the executives would be entitled to the following payments based on the 2008 "target" performance goal: (a) Mr. Herington would be entitled to $190,000, (b) Mr. Kovzan would be entitled to $130,000 and (c) Mr. Bradley would be entitled to $130,000.

_________________

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
_________________

     The following table sets forth, as of February 28, 2009, certain information about shares of the Company's Common Stock beneficially owned by (i) each director; (ii) each shareholder who the Company knows is a beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock (based on SEC filings); (iii) the named executive officers, and (iv) all directors and executive officers as a group. Unless otherwise provided in the table below, the mailing address of the 5% beneficial owners is NIC Inc., 25501 West Valley Parkway, Suite 300, Olathe, Kansas 66061.

	Shares Beneficially Owned(1)
	Number	Percentage
Ross C. Hartley (2)	5,707,463	[8.9]%
Jeffery S. Fraser (3)	3,896,319	[6.1]%
William F. Bradley, Jr. (4)	1,494,391	[2.3]%
Harry H. Herington (5)	979,633	[1.5]%
Stephen M. Kovzan (6)	113,378	*
Robert W. Knapp (7)	75,345	*
John L. Bunce, Jr. (8)	229,475	*
Art N. Burtscher (9)	205,507	*
Daniel J. Evans (10)	154,079	*
Pete Wilson (11)	63,565	*
Alexander C. Kemper (12)	18,193	*
All executive officers and directors as a group (11 persons)(13)	12,937,348	[20.3]%
____________________

*	Less than 1%

(1)	This table is based upon information supplied by officers, directors, principal shareholders and the Company's transfer agent, and contained in Schedules 13D and 13G filed with the SEC. Unless otherwise noted in the footnotes to this table, the Company believes each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on [63,178,882] shares of the Company's Common Stock outstanding as of February 28, 2009, adjusted as required by the rules promulgated by the SEC.

(2)	Shares beneficially owned by Mr. Hartley include 2,000 shares directly owned, 5,376,273 shares owned by a limited liability company controlled by Mr. Hartley’s wife, 296,125 shares held in a trust for the benefit of Mr. Hartley’s son for which Mr. Hartley is the trustee, 13,065 shares of unvested restricted stock and 20,000 shares subject to options exercisable within 60 days of February 28, 2009.

(3)	Shares beneficially owned by Mr. Fraser include 84,836 shares directly owned, 13,065 shares of unvested restricted stock, 3,010,637 shares for the benefit of a trust, of which Mr. Fraser is the beneficiary, 779,031 for the benefit of an entity of which Mr. Fraser acts as a manager (Mr. Fraser disclaims beneficial ownership of these shares) and 8,750 shares subject to options exercisable within 60 days of February 28, 2009.

(4)	Shares beneficially owned by Mr. Bradley include 1,494,391 shares directly owned, including 57,228 shares of unvested restricted stock.

(5)	Shares beneficially owned by Mr. Herington include 979,633 shares directly owned, including 103,789 shares of unvested restricted stock and 27,758 shares held for the benefit of Mr. Herington’s minor children.

(6)	Shares beneficially owned by Mr. Kovzan include 113,378 shares directly owned, including 98,689 shares of unvested restricted stock.

(7)	Shares beneficially owned by Mr. Knapp include 70,345 shares directly owned (including 56,932 shares of unvested restricted stock) and 5,000 shares subject to options exercisable within 60 days of February 28, 2009.

(8)	Shares beneficially owned by Mr. Bunce include 166,975 shares directly owned (including 13,065 shares of unvested restricted stock) and 62,500 shares subject to options exercisable within 60 days of February 28, 2009.

(9)	Shares beneficially owned by Mr. Burtscher include 143,007 shares directly owned (including 13,065 shares of unvested restricted stock) and 62,500 shares subject to options exercisable within 60 days of February 28, 2009.

(10)	Shares beneficially owned by Governor Evans include 126,579 shares directly owned (including 13,065 shares of unvested restricted stock) and 27,500 shares subject to options exercisable within 60 days of February 28, 2009.

(11)	Shares beneficially owned by Governor Wilson include 38,565 shares directly owned (including 13,065 shares of unvested restricted stock) and 25,000 shares subject to options exercisable within 60 days of February 28, 2009.

(12)	Shares beneficially owned by Mr. Kemper include 18,193 shares directly owned, including 13,065 shares of unvested restricted stock.

(13)	Shares held by all executive officers and directors as a group include 408,814 shares of unvested restricted stock and 211,250 shares subject to options exercisable within 60 days of February 28, 2009.

     The SEC requires the Company's directors and officers, and shareholders who own more than 10% of the Company's Common Stock, to report their ownership of the Company's Common Stock and any changes in that ownership to the SEC and NASDAQ. Officers and directors, and shareholders owning more than 10% of the Company's Common Stock, must provide the Company with copies of all such forms that they file.

_________________

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
_________________

     Based solely on review of the copies of such reports provided to the Company, the Company believes that all required filings in 2008 were made in a timely fashion, except for one filing made by Mr. Herington, which was not timely filed and related to Mr. Herington's relinquishment of shares to satisfy tax withholdings upon vesting of restricted stock.

_________________

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION
_________________

     None of the persons who served on the Company's Compensation Committee during the last completed fiscal year (Art. N. Burtscher, John L. Bunce, Jr., Daniel J. Evans, Alexander C. Kemper and Pete Wilson) (i) was formerly an officer of the Company; (ii) during the last fiscal year, was an officer or employee of the Company; or (iii) had any relationship requiring disclosure under Item 404 of Regulation S-K.

     None of the Company's executive officers, during the last completed fiscal year, served as a (i) member of the compensation committee of another entity, one of whose executive officers served on the Company's Compensation Committee; (ii) director of another entity, one of whose executive officers served on the Company's Compensation Committee; or (iii) member of the compensation committee of another entity, one of whose executive officers served as the Company's director.

_________________

CERTAIN RELATIONSHIPS AND
RELATED TRANSACTIONS
_________________

POLICY AND PROCEDURES WITH RESPECT TO RELATED PERSON TRANSACTIONS

     NIC has adopted a written policy governing the review, approval or ratification of "Related Person Transactions," as described below (the "Policy").

Related Person Transactions

     For the purposes of the Policy, a "Related Person Transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds, or is anticipated to exceed, $120,000 in the aggregate, and in which any Related Person had, has or will have a direct or indirect material interest.

     For purposes of the Policy, a "Related Person" means: (1) any person who is, or at any time since the beginning of NIC's last fiscal year was, a director or executive officer of NIC or a nominee to become a director of NIC; (2) any person who is known to be the beneficial owner of more than 5% of any class of NIC's voting securities; (3) any immediate family member of any of the foregoing persons (as defined in the Policy) and any person (other than a tenant or employee) sharing the household of any of the foregoing persons; and (4) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

Approval Procedures

     Related Person Transactions that are identified as such prior to their consummation or amendment shall be consummated or amended only if the following steps are taken:

(1)	Prior to entering into the Related Person Transaction (a) the Related Person, (b) the director, executive officer, nominee or beneficial owner who is an immediate family member of the Related Person, or (c) the business unit or function/department leader responsible for the potential Related Person Transaction shall provide notice to the Corporate Governance and Nominating Committee (the "Committee") of the facts and circumstances of the proposed Related Person Transaction, including certain information specified in the Policy. The Committee will assess whether the proposed transaction is a Related Person Transaction for purposes of this policy.

(2)	If the Committee determines that the proposed transaction involves an aggregate amount in excess of $120,000 and is a Related Person Transaction, the proposed Related Person Transaction shall be submitted to the Committee for consideration at the next Committee meeting or, in those instances in which the Committee, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for NIC to wait until the next Committee meeting, to the Chair of the Committee (who will possess delegated authority to act between Committee meetings).

(3)	The Committee, or where submitted to the Chair, the Chair, shall consider all of the relevant facts and circumstances available to the Committee or the Chair. No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of NIC and its shareholders, as the Committee (or the Chair) determines in good faith.

(4)	The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this policy pursuant to delegated authority.

Ratification Procedures

     Under the Policy, the Company's accounting department, under the supervision of the Chief Financial Officer, shall produce periodic reports as the Chair of the Committee shall direct, but no less often than annually, of any amounts paid or payable to, or received or receivable from, any Related Person.

     In the event the Chief Executive Officer or Chief Financial Officer becomes aware, as a result of the reports described above or otherwise, of a Related Person Transaction that has not been previously approved or previously ratified under the Policy:

(1)	If the transaction is pending or ongoing, it will be submitted to the Committee or Chair of the Committee promptly, and the Committee or Chair shall consider all of the relevant facts and circumstances available to the Committee or the Chair. The Committee shall not ratify any Related Person Transaction that is not in the best interests of the Company and its shareholders. Based on this analysis, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment or termination of the Related Person Transaction; and

(2)	If the transaction is completed, the Committee or Chair shall evaluate the transaction, taking into account all of the relevant facts and circumstances available to the Committee or Chair, to determine if rescission of the transaction and/or any disciplinary action is appropriate, and shall request an evaluation of NIC's controls and procedures to ascertain the reason the transaction was not submitted to the Committee or Chair for prior approval and whether any changes to these procedures are recommended.

Review of Ongoing Transactions

     At the Committee's first meeting of each fiscal year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from NIC of more than $120,000 in the aggregate. Based on all relevant facts and circumstances, taking into consideration NIC's contractual obligations, the Committee shall determine if it is in the best interests of NIC and its shareholders to continue, modify or terminate the Related Person Transaction.

Charitable Contributions

     Proposed charitable contributions, or pledges of charitable contributions, by NIC to a charitable or non-profit organization identified on the roster of Related Persons shall be subject to prior review and approval by the Committee at the next Committee meeting or, in those instances in which the Committee, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, by the Chair. In addition, each named executive officer (as defined above) shall report to the Committee on a quarterly basis, charitable contributions in excess of $120,000, in the aggregate, by NIC's named executive officers and their spouses to charitable or non-profit organizations identified on the roster of Related Persons.

Disclosure

     All Related Person Transactions that are required to be disclosed in NIC's filings with the Securities and Exchange Commission, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations, shall be so disclosed in accordance with such laws, rules and regulations.

_________________

OTHER BUSINESS
_________________

     The Board of Directors knows of no other business which will be presented at the meeting. If any other business is properly brought before the Annual Meeting, the proxies in the enclosed form will be voted by the persons voting the proxies.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE ENCOURAGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

William F. Bradley, Jr.
Corporate Secretary

Olathe, Kansas
March [ ], 2009

Appendix A

PLAN OF CONVERSION OF

NIC INC., a Colorado corporation,

INTO

NIC INC., a Delaware corporation

     This PLAN OF CONVERSION (this “Plan”), dated as of ________, 2009, is hereby adopted by NIC Inc., a Colorado corporation (“NIC-Colorado”), in order to set forth the terms, conditions and procedures governing the conversion of NIC-Colorado into a Delaware corporation pursuant to Section 7-111-101.5 of the Colorado Business Corporation Act (as amended, the “CBCA”), Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act (as amended, the “CCAA”) and Section 265 of the Delaware General Corporation Law (as amended, the “DGCL”).

     WHEREAS, NIC-Colorado's Board of Directors has approved the Conversion (as defined below) and has submitted this Plan to the shareholders of NIC-Colorado for approval;

     NOW, THEREFORE, NIC-Colorado does hereby adopt this Plan to effectuate the conversion of NIC-Colorado into a Delaware corporation as follows:

     1. Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, CCAA and the DGCL, including, without limitation, Section 7-111-101.5 of the CBCA, Sections 7-90-201 and 7-90-202 of the CCAA and Section 265 of the DGCL, NIC-Colorado shall convert (referred to herein as the “Conversion”) into a Delaware corporation (referred to herein as “NIC-Delaware”) at the Effective Time (as defined below). NIC-Delaware shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of NIC-Delaware shall be deemed to have commenced on the date NIC-Colorado commenced its existence in Colorado.

     2. Effect of Conversion. Following the Conversion, NIC-Delaware shall, for all purposes of the laws of the State of Delaware and Colorado, be deemed to be the same entity as NIC-Colorado. Upon the Effective Time, all of the rights, privileges and powers of NIC-Colorado, and all property, real, personal and mixed, and all debts due to NIC-Colorado, as well as all other things and causes of action belonging to NIC-Colorado, shall remain vested in NIC-Delaware and shall be the property of NIC-Delaware and the title to any real property vested by deed or otherwise in NIC-Colorado shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of NIC-Colorado shall be preserved unimpaired, and all debts, liabilities and duties of NIC-Colorado shall remain attached to NIC-Delaware and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of NIC-Colorado, as well as the debts, liabilities and duties of NIC-Colorado, shall not be deemed, as a consequence of the Conversion, to have been transferred to NIC-Delaware for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of NIC-Colorado incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. NIC-Colorado shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of NIC-Colorado and shall constitute a continuation of the existence of NIC-Colorado in the form of a Delaware corporation.

     3. Effective Time. Provided that this Plan has not been terminated, abandoned or deferred pursuant to Section 11, the Conversion shall be effected as soon as practicable after the shareholders of NIC-Colorado have approved this Plan. Subject to the foregoing, unless another date and time is specified, the Conversion shall be effective upon (a) the filing with the Secretary of State of the State of Colorado of a duly executed Statement of Conversion meeting the requirements of Section 7-90-201.7 of the CCAA and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion meeting the requirements of Section 265 of the DGCL, and (ii) the Certificate of Incorporation of NIC-Delaware in the form specified below (the “Effective Time”).

     4. Governance and Other Matters Related to NIC-Delaware.

          (a) Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of NIC-Delaware shall be substantially in the form of Exhibit A attached hereto and shall be filed with the Delaware Secretary of State.

          (b) Bylaws. At the Effective Time, the Bylaws of NIC-Delaware shall be as set forth in Exhibit B attached hereto (the “Bylaws”), and shall be adopted as such by the Board of Directors of NIC-Delaware. Thereafter, the Bylaws may be amended by the Board of Directors or stockholders of NIC-Delaware as provided in the Certificate of Incorporation and Bylaws of NIC-Delaware.

          (c) Directors and Officers. The members of the Board of Directors and the officers of NIC-Colorado immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of NIC-Delaware until the expiration of their respective terms of office and until their successors have been elected and qualified, or until their earlier death, resignation or removal. After the Effective Time, NIC-Delaware and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

     5. Effect of the Conversion on the Common Stock of NIC-Colorado. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of NIC-Colorado, NIC-Delaware or any shareholder thereof, each share of common stock, no par value per share, of NIC-Colorado (the “Colorado Common Stock”), shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of NIC-Delaware (the “Delaware Common Stock”).

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     6. Stock Certificates. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Colorado Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of NIC-Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to NIC-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of NIC-Delaware evidenced by such outstanding certificate as provided above.

     7. Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan and other similar plans to which NIC-Colorado is then a party shall be automatically assumed by, and continue to be the plan of, NIC Delaware, without further action by NIC-Colorado or NIC-Delaware. To the extent any employee benefit plan, incentive compensation plan or other similar plan provides for the issuance or purchase of, or otherwise relates to, Colorado Common Stock, after the Effective Time such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Delaware Common Stock.

     8. Outstanding Awards. At the Effective Time, all outstanding stock options, purchase rights, restricted stock awards and other stock awards relating to the Colorado Common Stock shall, by virtue of the Conversion and without any further action on the part of NIC-Colorado, NIC-Delaware or the holder thereof, continue on the same terms and conditions and be assumed by NIC-Delaware, provided that all such awards shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Delaware Common Stock.

     9. Further Assurances. If, at any time after the Effective Time, NIC-Delaware shall determine or be advised that any agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to carry out the purposes of this Plan, NIC-Delaware and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of NIC-Colorado all such agreements, documents and assurances and do, in the name and on behalf of NIC-Colorado, all such other acts and things necessary, desirable to carry out the purposes of this Plan and the Conversion.

     10. Amendment. This Plan may be amended by the Board of Directors of NIC-Colorado at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of NIC-Colorado shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of NIC-Colorado.

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     11. Termination or Deferral. At any time before the Effective Time, this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of NIC-Colorado, notwithstanding the approval of this Plan by the shareholders of NIC-Colorado, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of NIC-Colorado, such action would be in the best interest of NIC-Colorado and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of NIC-Colorado or its Board of Directors or shareholders with respect thereto.

     12. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

     13. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Signature page follows]

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     IN WITNESS WHEREOF, NIC-Colorado has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

NIC INC., a Colorado corporation

By:
Name:
Title:

5

Appendix B-1
[INCLUDES AUTHORIZED PREFERRED STOCK]

CERTIFICATE OF INCORPORATION

OF

NIC INC.

ARTICLE I

NAME

     The name of the corporation is NIC Inc. (hereinafter referred to as the "Corporation").

ARTICLE II

PERIOD OF DURATION

     The Corporation shall exist perpetually unless dissolved in accordance with applicable law.

ARTICLE III

REGISTERED OFFICE

     The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

ARTICLE IV

PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

ARTICLE V

CAPITAL STOCK

     Section 1. Authorized Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is Two Hundred Twenty Million (220,000,000), consisting of Two Hundred Million (200,000,000) shares of Common Stock, par value $.0001 per share (the "Common Stock"), and Twenty Million (20,000,000) shares of Preferred Stock, par value $.0001 per share (the "Preferred Stock"). The board of directors of the Corporation (the "Board of Directors") is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Certificate of Designations"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Certificate of Designations.

     Section 2. Voting Rights. Except as otherwise provided herein with respect to any class or series of Preferred Stock outstanding at any time, voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the Common Stock. Except as otherwise provided herein with respect to any class or series of Preferred Stock outstanding at any time, at every meeting of stockholders of the Corporation each holder of Common Stock shall be entitled to one vote per share on all matters submitted to a vote of stockholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding classes or series of Preferred Stock if the holders of such affected classes or series are entitled, either separately or together as a class with the holders of one or more other such classes or series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock).

     Section 3. Dividends. Subject to the rights, powers and preferences applicable to any class or series of Preferred Stock outstanding at any time, the holders of Common Stock shall be entitled to receive dividends when and as declared out of funds legally available therefor at such times and in such amounts as the Board of Directors may determine in its sole discretion. Holders of shares of Common Stock shall be entitled to share equally, share for share, in such dividends.

     Section 4. Liquidation. If any voluntary or involuntary liquidation, dissolution or winding up of the Corporation occurs, then after payment or provision for payment of the debts and other liabilities of the Corporation, subject to the rights, powers and preferences of any class or series of Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders shall be distributed ratably to the holders of Common Stock in proportion to the number of shares held by them. Neither the merger nor consolidation of the Corporation, nor the transfer of all or part of its assets, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation within the meaning of this Section 4 of ARTICLE V.

     Section 5. No Preemptive Rights; No Cumulative Voting. Except as may be expressly provided with respect to any class or series of Preferred Stock, no holder of shares of capital stock of any class or series of the Corporation or holder of any security or obligation convertible into shares of capital stock of any class or series of the Corporation shall have any preemptive right whatsoever to subscribe for, purchase or otherwise acquire shares of capital stock of any class or series of the Corporation, whether now or hereafter authorized; provided that this provision shall not (i) prohibit the Corporation from granting, contractually or otherwise, to any such holder, rights similar to preemptive rights entitling such holder to purchase additional securities of the Corporation or (ii) otherwise limit or otherwise modify any rights of any such holder pursuant to any such contract or other agreement. Except as may be expressly provided with respect to any class or series of Preferred Stock, stockholders of the Corporation shall not be entitled to cumulative voting of their shares in elections of directors.

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     Section 6. No Action Without a Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Notwithstanding the foregoing sentence, the holders of any class or series of Preferred Stock shall be entitled to take action by written consent to such extent, if any, as may be provided herein.

ARTICLE VI

INCORPORATOR

     The name and mailing address of the incorporator is as follows:

William F. Bradley, Jr.
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061

ARTICLE VII

BOARD OF DIRECTORS

     Section 1. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     Section 2. Term. Subject to any rights of holders of any class or series of Preferred Stock to elect directors under specified circumstances, at each annual meeting of stockholders, the stockholders shall elect directors to hold office for a term expiring at the next succeeding annual meeting of stockholders. Each director shall hold office for the term for which he or she is elected and until his or her successor shall have been elected and qualified or until his or her earlier death, resignation or removal.

     Section 3. Written Ballot. The directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation so provide.

     Section 4. Stockholder Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the bylaws of the Corporation.

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ARTICLE VIII

BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, and subject to any provisions of this Certificate of Incorporation restricting such right, the Board of Directors is expressly authorized to make, alter, amend and repeal the bylaws of the Corporation.

ARTICLE IX

LIMITATION OF LIABILITY

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE X

INDEMNIFICATION

     The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director or an officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent authorized or permitted by law and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification to employees and agents of the Corporation to the fullest extent authorized or permitted by law. The Corporation may advance expenses (including attorneys’ fees) incurred by an indemnitee in defending any action, suit, or proceeding in advance of the final disposition of such action, suit or proceeding to the fullest extent authorized or permitted by law.

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     The rights to indemnification conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise. Any repeal or modification of this Article X shall not adversely affect any rights to indemnification of any indemnitee existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE XI

RIGHT TO AMEND CERTIFICATE OF INCORPORATION

     The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

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Appendix B-2
[EXCLUDES AUTHORIZED PREFERRED STOCK]

CERTIFICATE OF INCORPORATION

OF

NIC INC.

ARTICLE I

NAME

     The name of the corporation is NIC Inc. (hereinafter referred to as the "Corporation").

ARTICLE II

PERIOD OF DURATION

     The Corporation shall exist perpetually unless dissolved in accordance with applicable law.

ARTICLE III

REGISTERED OFFICE

     The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

ARTICLE IV

PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

ARTICLE V

CAPITAL STOCK

     Section 1. Authorized Stock. The total number of shares of stock which the Corporation has authority to issue is Two Hundred Million (200,000,000) shares of Common Stock, par value $.0001 per share (the "Common Stock").

     Section 2. Voting Rights. Except as otherwise provided herein with respect to any class or series of Preferred Stock outstanding at any time, voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the Common Stock. Except as otherwise provided herein with respect to any class or series of Preferred Stock outstanding at any time, at every meeting of stockholders of the Corporation each holder of Common Stock shall be entitled to one vote per share on all matters submitted to a vote of stockholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding classes or series of Preferred Stock if the holders of such affected classes or series are entitled, either separately or together as a class with the holders of one or more other such classes or series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock).

     Section 3. Dividends. Subject to the rights, powers and preferences applicable to any class or series of Preferred Stock outstanding at any time, the holders of Common Stock shall be entitled to receive dividends when and as declared out of funds legally available therefor at such times and in such amounts as the Board of Directors may determine in its sole discretion. Holders of shares of Common Stock shall be entitled to share equally, share for share, in such dividends.

     Section 4. Liquidation. If any voluntary or involuntary liquidation, dissolution or winding up of the Corporation occurs, then after payment or provision for payment of the debts and other liabilities of the Corporation, subject to the rights, powers and preferences of any class or series of Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders shall be distributed ratably to the holders of Common Stock in proportion to the number of shares held by them. Neither the merger nor consolidation of the Corporation, nor the transfer of all or part of its assets, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation within the meaning of this Section 4 of ARTICLE V.

     Section 5. No Preemptive Rights; No Cumulative Voting. Except as may be expressly provided with respect to any class or series of Preferred Stock, no holder of shares of capital stock of any class or series of the Corporation or holder of any security or obligation convertible into shares of capital stock of any class or series of the Corporation shall have any preemptive right whatsoever to subscribe for, purchase or otherwise acquire shares of capital stock of any class or series of the Corporation, whether now or hereafter authorized; provided that this provision shall not (i) prohibit the Corporation from granting, contractually or otherwise, to any such holder, rights similar to preemptive rights entitling such holder to purchase additional securities of the Corporation or (ii) otherwise limit or otherwise modify any rights of any such holder pursuant to any such contract or other agreement. Except as may be expressly provided with respect to any class or series of Preferred Stock, stockholders of the Corporation shall not be entitled to cumulative voting of their shares in elections of directors.

     Section 6. No Action Without a Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Notwithstanding the foregoing sentence, the holders of any class or series of Preferred Stock shall be entitled to take action by written consent to such extent, if any, as may be provided herein.

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ARTICLE VI

INCORPORATOR

     The name and mailing address of the incorporator is as follows:

William F. Bradley, Jr.
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061

ARTICLE VII

BOARD OF DIRECTORS

     Section 1. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     Section 2. Term. Subject to any rights of holders of any class or series of Preferred Stock to elect directors under specified circumstances, at each annual meeting of stockholders, the stockholders shall elect directors to hold office for a term expiring at the next succeeding annual meeting of stockholders. Each director shall hold office for the term for which he or she is elected and until his or her successor shall have been elected and qualified or until his or her earlier death, resignation or removal.

     Section 3. Written Ballot. The directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation so provide.

     Section 4. Stockholder Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the bylaws of the Corporation.

ARTICLE VIII

BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, and subject to any provisions of this Certificate of Incorporation restricting such right, the Board of Directors is expressly authorized to make, alter, amend and repeal the bylaws of the Corporation.

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ARTICLE IX

LIMITATION OF LIABILITY

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE X

INDEMNIFICATION

     The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director or an officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent authorized or permitted by law and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification to employees and agents of the Corporation to the fullest extent authorized or permitted by law. The Corporation may advance expenses (including attorneys’ fees) incurred by an indemnitee in defending any action, suit, or proceeding in advance of the final disposition of such action, suit or proceeding to the fullest extent authorized or permitted by law.

     The rights to indemnification conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise. Any repeal or modification of this Article X shall not adversely affect any rights to indemnification of any indemnitee existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

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ARTICLE XI

RIGHT TO AMEND CERTIFICATE OF INCORPORATION

     The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

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Appendix C

BYLAWS

OF

NIC INC.,

a Delaware corporation

As adopted on [________] [__],200[_]

i

ii

BYLAWS

OF

NIC INC.

ARTICLE I

OFFICES

     Section 1.01. Registered Office. NIC Inc. (the “Corporation”) shall at all times maintain a registered office in the State of Delaware. The registered office and registered agent of the Corporation shall be fixed in the Corporation’s Certificate of Incorporation (as it may be amended from time to time, the “Certificate of Incorporation”) and may be changed from time to time by the Corporation in the manner specified by law.

     Section 1.02. Other Offices. The Corporation may also have offices at such other places both within and outside the State of Delaware as the board of directors of the Corporation (the “Board of Directors”) may from time to time determine or as may be appropriate for the business of the Corporation.

ARTICLE II

MEETINGS OF STOCKHOLDERS

     Section 2.01. Time and Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose will be held at such time and place, either within or without the State of Delaware, as designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a) of the Delaware General Corporation Law (the “DGCL”).

     Section 2.02. Annual Meeting. Annual meetings of stockholders will be held each year on such date and at such time as designated by the Board of Directors. At the annual meeting, the stockholders shall elect directors nominated in accordance with Section 2.05 and shall transact only such other business as is properly brought before the meeting in accordance with these Bylaws.

     Section 2.03. Special Meetings. Subject to the rights of the holders of any class or series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by (a) the Board of Directors acting pursuant to a resolution adopted by a majority of the members of the Board of Directors then in office or (b) by the Corporation upon the written request of the holder or holders of greater than 50% of the outstanding shares entitled to vote at the meeting. In the event that the Corporation receives such a written request in proper form, the Corporation shall have 120 days after receipt of such request to call and hold the meeting, and if the Corporation fails to call and hold the meeting within 120 days, the special meeting may then be called directly by the stockholders holding greater than 50% of the outstanding shares entitled to vote at the meeting. The written request shall specify the purpose or purposes for which the meeting is to be called and shall include: (1) for business to be brought before the special meeting other than the election of directors, the information required by Section 2.04 with respect to stockholder proposed business at annual meetings and (2) for the election of directors, the information required by Section 2.05 with respect to stockholder nominations of directors at annual meetings. The stockholders requesting or calling a special meeting of stockholders shall update and supplement the information in the written request to the same extent as required under Sections 2.04 and 2.05. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting.

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     Section 2.04. Business Brought Before a Meeting. (A) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplements thereto) given by or at the direction of the Board of Directors (or a duly authorized committee thereof); (2) brought before the meeting by or at the direction of the Board of Directors; or (3) otherwise properly brought before the meeting by a stockholder who (a) was a stockholder of record at the time of giving the notice provided for in this Section 2.04 and on the record date for the determination of stockholders entitled to vote at the annual meeting, (b) is entitled to vote at the meeting, and (c) complied with all of the notice procedures set forth in this Section 2.04 as to such business (except for proposals made in accordance with Rule 14a-8 under the Exchange Act (as defined in Section 2.06), which are addressed in Section 2.04(E)). The foregoing clause (3) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Stockholders seeking to nominate persons for election to the Board of Directors must comply with the notice procedures set forth in Section 2.05 of these Bylaws, and this Section 2.04 shall not be applicable to nominations except as expressly provided therein.

          (B) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (1) provide Timely Notice (as defined in Section 2.06) thereof in writing and in proper form to the Secretary of the Corporation and (2) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.04. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice.

          (C) To be in proper form for purposes of this Section 2.04, a stockholder’s notice to the Secretary pursuant to this Section 2.04 must set forth:

               (1) (a) the name and address of the stockholder providing the notice, as they appear on the Corporation’s books, and of the other Proposing Persons (as defined in Section 2.06),

                    (b) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record and the class and number of shares beneficially owned (as defined in Rule 13d-3 under the Exchange Act) by each Proposing Person, except that any such Proposing Person shall be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, and

2

                    (c) a representation that each Proposing Person will notify the Corporation in writing of the class and number of shares owned of record, and of the class and number of shares owned beneficially, in each case, as of the record date for the meeting;

               (2) as to each Proposing Person, (a) any Derivative Instruments (as defined in Section 2.06) that are, directly or indirectly, owned or held by such Proposing Person, (b) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person, directly or indirectly, has or shares a right to vote any shares of any class or series of the Corporation, (c) any Short Interests (as defined in Section 2.06), that are held directly or indirectly by such Proposing Person, (d) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (e) any performance-related fees (other than an asset based fee) that such Proposing Person is entitled to receive based on any increase or decrease in the price or value of shares of any class or series of the Corporation, of any Derivative Instruments or of any Short Interests, if any, including, without limitation, any such shares, instruments or interests held by persons sharing the same household as such Proposing Person, and (f) any plans or proposals that the Proposing Person may have that relate to or may result in the acquisition or disposition of securities of the Corporation, an extraordinary corporate transaction (such as the sale of a material amount of assets of the Corporation or any of its subsidiaries, a merger, reorganization or liquidation) involving the Corporation or any of its subsidiaries, any change in the Board of Directors or management of the Corporation (including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the Board of Directors), any material change in the present capitalization or dividend policy of the Corporation, any change in the Corporation’s Certificate of Incorporation or Bylaws, causing a class of securities of the Corporation to be delisted from a national securities exchange or any other material change in the Corporation’s business or corporate structure or any action similar to those listed above;

               (3) as to each matter proposed to be brought by any Proposing Person before the annual meeting, (a) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any material interest of such Proposing Person in such business and (b) a reasonably detailed description of all agreements, arrangements, understandings or relationships between or among any of the Proposing Persons and/or any other persons or entities (including their names) in connection with the proposal of such business by such Proposing Person; and

               (4) any other information relating to any Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Exchange Act.

          (D) A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.04 shall be true and correct as of the record date for the meeting and as of the date of the meeting or any adjournment or postponement thereof, as the case may be, and such update and supplement shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the later of the record date for the meeting or the date notice of such record date is first Publicly Disclosed (in the case of the update and supplement required to be made as of the record date), and as promptly as practicable after any change in the information required to be provided (in the case of any update or supplement required to be made after the record date).

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          (E) This Section 2.04 is expressly intended to apply to any business proposed to be brought before an annual meeting, regardless of whether or not such proposal is made by means of an independently financed proxy solicitation. In addition to the foregoing provisions of this Section 2.04, each Proposing Person shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 2.04. This Section 2.04 shall not be deemed to affect (1) the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act and, if required by such rule to be included in the Corporation’s proxy statement, to include a description of such proposal in the notice of meeting and to be submitted for a stockholder vote at the applicable meeting, or (2) to affect the rights of the holders of any class or series of preferred stock as set forth in the Certificate of Incorporation.

          (F) Notwithstanding satisfaction of the provisions of this Section 2.04, the proposed business described in the notice may be deemed not to be properly brought before the meeting if, pursuant to the Certificate of Incorporation, the Bylaws, state law or any rule or regulation of the Securities and Exchange Commission, it was offered as a stockholder proposal and was omitted, or had it been so offered, it could have been omitted, from the notice of, and proxy material for, the meeting (or any supplement thereto) authorized by the Board of Directors.

          (G) In the event Timely Notice is given pursuant to Section 2.04(B), and the business described therein is not disqualified pursuant to this Section 2.04, such business may be presented by, and only by, the stockholder who shall have given the notice required by this Section 2.04, or a representative of such stockholder who is qualified under the law of the State of Delaware to present the proposal on the stockholder’s behalf at the meeting.

          (H) Notwithstanding anything in these Bylaws to the contrary: (1) no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.04 or, subject to Section 2.04(E), as permitted under Rule 14a-8 under the Exchange Act (other than the election of directors nominated in accordance with Section 2.05), and (2) unless otherwise required by law, if a Proposing Person intending to propose business at an annual meeting pursuant to Section 2.04(A)(3) does not provide the information required under Section 2.04(C) or does not update or supplement the notice in accordance with Section 2.04(D) within the periods specified therein, or the stockholder who shall have given the notice required by Section 2.04 (or a qualified representative of the stockholder) does not appear at the meeting to present the proposed business, such business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Corporation. The chairperson of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.04 and any such business not properly brought before the meeting shall not be transacted. The requirements of this Section 2.04 are included to provide the Corporation notice of a stockholder’s intention to bring business before an annual meeting and shall in no event be construed as imposing upon any stockholder the requirement to seek approval from the Corporation as a condition precedent to bringing any such business before an annual meeting.

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     Section 2.05. Nomination of Directors. (A) Nominations of persons for election to the Board of Directors at an annual meeting or special meeting called by the Board of Directors (but only if the Board of Directors has first determined that directors are to be elected at such special meeting) may be made at such meeting (1) by or at the direction of the Board of Directors (or a duly authorized committee thereof), or (2) by any stockholder who (a) was a stockholder of record at the time of giving the notice provided for in this Section 2.05 and on the record date for determination of stockholders entitled to vote at the meeting, (b) is entitled to vote at the meeting, and (c) complied with the notice procedures set forth in this Section 2.05 as to such nomination. Except for the rights of the holders of any class or series of preferred stock to nominate or elect directors pursuant to the terms of such class or series in the Certificate of Incorporation, Section 2.05(A)(2) of these Bylaws shall be the exclusive means for a stockholder to propose any nomination of a person or persons for election to the Board of Directors to be considered by the stockholders at an annual meeting or special meeting called by the Board of Directors.

          (B) Without qualification, for nominations to be made at an annual meeting by a stockholder, the stockholder must (1) provide Timely Notice (as defined in Section 2.06) thereof in writing and in proper form to the Secretary of the Corporation and (2) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.05. Without qualification, if the Board of Directors has first determined that directors are to be elected at a special meeting, then for nominations to be made at a special meeting by a stockholder, the stockholder must (1) provide notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which the date of such special meeting was first Publicly Disclosed and (2) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.05. In no event shall any adjournment or postponement of an annual meeting or special meeting, or the announcement thereof, commence a new time period for the giving of a stockholder notice as described above.

          (C) To be in proper form for purposes of this Section 2.05, a stockholder’s notice to the Secretary pursuant to this Section 2.05 must set forth:

               (1) (a) the name and address of the stockholder providing the notice, as they appear on the Corporation’s books, and of the other Proposing Persons,

                    (b) the information specified in Section 2.04(C)(1), clauses (b) and (c), and Section 2.04(C)(2), as to each Proposing Person, and

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                    (c) any other information relating to each Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act; and

               (2) as to each person whom the stockholder proposes to nominate for election as a director, (a) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.05 if such proposed nominee were a Proposing Person; (b) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee, if applicable, and to serving as a director if elected), (c) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Proposing Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates (as such terms are defined in Rule 12b-2 under the Exchange Act), and any other persons or entities Acting in Concert with such nominee or any of his or her affiliates or associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if the Proposing Persons were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; and (d) a completed and signed questionnaire, representation and agreement as provided in Section 2.05(G).

          (D) The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such nominee.

          (E) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.05 shall be true and correct as of the record date for the meeting and as of the date of the meeting or any adjournment or postponement thereof, as the case may be, and such update and supplement shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the later of the record date for the meeting or the date notice of such record date is first Publicly Disclosed (in the case of the update and supplement required to be made as of the record date), and as promptly as practicable after any change in the information required to be provided (in the case of any update or supplement required to be made after the record date).

          (F) Notwithstanding anything in the first sentence of Section 2.05(B) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting of stockholders, a stockholder’s notice required by this Section 2.05 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such information was first Publicly Disclosed by the Corporation.

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          (G) To be eligible to be a stockholder nominee for election as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.05) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in form provided by the Secretary upon written request) that such person (1) is not and will not become a party to (a) any Voting Commitment (as defined in Section 2.06) that has not been disclosed to the Corporation or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (2) is not, and does not intend to become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (3) in such person’s individual capacity, would be in compliance with, if elected as a director of the Corporation, and will comply with, applicable Publicly Disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

          (H) In addition to the foregoing provisions of this Section 2.05, each Proposing Person shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 2.05.

          (I) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.05 shall be eligible to be elected to serve as directors. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairperson of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Section 2.05 and, if any proposed nomination is not in compliance with this Section 2.05, to declare that such defective nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

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     Section 2.06. Definitions.

For purposes of Section 2.04 and Section 2.05 of these Bylaws, the following terms have the meanings specified or referred to in this Section 2.06:

          (A) “Acting in Concert” means a person will be deemed “Acting in Concert” with another person for purposes of these Bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (1) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (2) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies from such other person in connection with a public proxy solicitation pursuant to, and in accordance with, the Exchange Act. A person that is Acting in Concert with another person shall also be deemed to be Acting in Concert with any third party who is also Acting in Concert with the other person.

          (B) “Derivative Instruments” shall mean (1) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise, conversion or exchange privilege or settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the price or value or volatility of any class or series of shares of the Corporation, or (2) any derivative, swap or other transaction, right or instrument or series of transactions, rights or instruments engaged in, directly or indirectly, by any Proposing Person the purpose or effect of which is to give such Proposing Person economic risks or rights similar to ownership of shares of any class or series of the Corporation, including, due to the fact that the value of such derivative, swap or other transaction, right or instrument is determined by reference to the price or value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transaction, right or instrument provides, directly or indirectly, the opportunity to profit from any increase or decrease in the price or value or volatility of any shares of any class or series of the Corporation, in each case whether or not (a) such security, derivative, swap or other transaction, right or instrument conveys any voting rights in such shares to any Proposing Person, or is required to be, or is capable of being, settled through delivery of such shares, or (b) any Proposing Person may have entered into other transactions or arrangements that hedge or mitigate the economic effect of such security, derivative, swap or other transaction, right or instrument.

          (C) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (D) “Proposing Person” shall mean (1) the stockholder providing the notice of business proposed to be brought before an annual meeting or the stockholder providing notice of the nomination of a director, (2) such beneficial owner, if different, on whose behalf the business proposed to be brought before the annual meeting, or on whose behalf the notice of the nomination of the director, is made, (3) any affiliate or associate of such stockholder or beneficial owner (the terms “affiliate” and “associate” are defined in Rule 12b-2 under the Exchange Act), and (4) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.

          (E) “Publicly Disclosed” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

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          (F) “Short Interests” shall mean any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by any Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation.

          (G) “Timely Notice” shall mean a stockholder’s notice to the Secretary of the Corporation which must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before, or more than sixty (60) days after, such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which the date that such annual meeting was Publicly Disclosed (as defined above).

          (H) “Voting Commitment” shall mean any agreement, arrangement or understanding with any person or entity as to how such nominee, if elected as a director of the Corporation, will act or vote on any issue or question.

     Section 2.07. Notices of Annual and Special Meetings. Notice of any meeting of stockholders shall be given in accordance with Section 6.01 of these Bylaws. Notice of any meeting of stockholders may be waived in accordance with Section 6.02 of these Bylaws. Written notice of all meetings of stockholders stating the place, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called will be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by the DGCL or the Certificate of Incorporation. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, shall be given as otherwise required by these Bylaws.

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     Section 2.08. Quorum. Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or by the Certificate of Incorporation, the holders representing a majority of the combined voting power of the capital stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum is not present or represented at any meeting of the stockholders, the chairperson of the meeting or stockholders representing a majority of the capital stock entitled to vote at the meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The stockholders present at a duly called meeting at which a quorum was originally present may continue to transact business until adjourned, notwithstanding the withdrawal of enough stockholders to leave less than a quorum present.

     Section 2.09. Proxies and Voting. (A) Subject to the rights of the holders of any series of preferred stock and except as otherwise required by law, the Certificate of Incorporation or these Bylaws, with respect to all matters other than the election of directors, the affirmative vote of the holders of at least a majority of the voting power of the capital stock present or represented at the meeting and entitled to vote thereon shall be the act of the stockholders. Except as otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders is entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy, but no proxy will be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the chairperson of the meeting, in his or her discretion, may require that any votes cast at such meeting be cast by written ballot. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section 2.09 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, if such copy, facsimile telecommunication or other reproduction is a complete reproduction of the entire original writing or transmission.

          (B) The Corporation may, and if required by law shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and if required by law shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. To the extent required by law, every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

          (C) Subject to the rights of the holders of any series of preferred stock and except as otherwise required by law or the Certificate of Incorporation, directors shall be elected by a plurality of the voting power present or represented at the meeting and entitled to vote on the election of directors.

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     Section 2.10. Organization. A person designated by the Board of Directors or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, the President of the Corporation or, in his or her absence, a Vice President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairperson of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairperson of the meeting appoints.

     Section 2.11. Conduct of Business. The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the regulation of the manner of voting and the conduct of discussion. The chairperson shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

     Section 2.12. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder (but not the electronic mail address or other electronic contact information, unless the Board of Directors so directs) and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours, at the Corporation’s principal place of business. If the meeting is to be held at a place, then the list shall be produced and kept at the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder of the Corporation during the whole time of the meeting on a reasonably accessible electronic network, and the information required to gain access to such list shall be provided with the notice of the meeting.

     Section 2.13. Stock Ledger. Except as otherwise provided by law, the stock ledger of the Corporation is the only evidence as to the stockholders who are entitled to examine the stock ledger, the list required by Section 2.12, or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

ARTICLE III

DIRECTORS

     Section 3.01. Number of Directors. Subject to any rights of holders of any series of preferred stock to elect directors under specified circumstances, the Board of Directors shall consist of not less than three (3) or more than twelve (12) members, the exact number of which shall be fixed, from time to time, exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the members of the Board of Directors then in office. No reduction of the authorized number of directors shall have the effect of removing any director before the director’s term of office expires.

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     Section 3.02. Vacancies. Any director may resign at any time by giving notice in writing or by electronic transmission to the Corporation. Any resignation will be effective upon actual receipt or, if later, as of the date and time or the occurrence of the event specified in the notice. Except for directorships created pursuant to the Certificate of Incorporation relating to the rights of holders of preferred stock or any series thereof, and except for vacancies in such directorships, any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled by the Board of Directors (and not by stockholders), acting by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy or newly created directorship shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

     When one or more directors resigns and the resignation is effective at a future date or upon the occurrence of a future event, the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies as provided in this Section 3.02, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section 3.02.

     Section 3.03. Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors, which may exercise all powers of the Corporation and do all lawful acts and things as are not required by statute, the Certificate of Incorporation or these Bylaws to be exercised or done by the stockholders.

     Section 3.04. Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there is one, the Chief Executive Officer, the President or a majority of directors. Notice thereof stating the place, date and hour of the meeting will be given to each director either by mail not less than forty-eight (48) hours before the time of the meeting, by telephone or other form of electronic transmission or communication not less than twenty-four (24) hours before the time of the meeting, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

     Section 3.05. Quorum. Except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum is an act of the Board of Directors. If a quorum is not present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

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     Section 3.06. Actions of the Board of Directors in Lieu of a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

     Section 3.07. Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 3.07 shall constitute presence in person at such meeting.

     Section 3.08. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by applicable law and provided in the resolution of the Board of Directors or these Bylaws establishing such committee, shall have and may exercise all the lawfully delegable powers, duties and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee will keep regular minutes and report to the Board of Directors as appropriate. Each committee will comply with all applicable provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission and the rules and requirements of the NASDAQ or the New York Stock Exchange, as applicable, and will have the right to retain independent legal counsel and advisors at the Corporation’s expense.

     Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member’s term on the Board of Directors. The Board of Directors may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.

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     Meetings and actions of committees shall be governed by, and held and taken in accordance with the provisions of:

(a)	Section 3.04 (Meetings);

(b)	Section 3.05 (Quorum);

(c)	Section 3.06 (Actions in Lieu of a Meeting); and

(d)	Section 3.07 (Meetings by means of Conference Telephone)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members. Notwithstanding the foregoing:

(i)	the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee;

(ii)	special meetings of committees may also be called by resolution of the Board of Directors; and

(iii)	notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.

     Section 3.09. Compensation. The Board of Directors may establish the compensation for, and reimbursement of the expenses of, directors for membership on the Board and on committees of the Board, attendance at meetings of the Board or committees of the Board, or for other services by the directors to the Corporation or any of its majority-owned subsidiaries, as the Board of Directors may determine.

     Section 3.10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, will be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

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     Section 3.11. Audit Committee. The Board of Directors shall establish an Audit Committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The Audit Committee will also appoint the independent auditors of the Corporation and make any change in such appointment and monitor the independence of the Corporation’s auditors. In addition, the Audit Committee will assume such other duties and responsibilities as the Board of Directors may confer upon the committee from time to time. In the event of any inconsistency between this Section 3.11 and the Certificate of Incorporation, the terms of the Certificate of Incorporation will govern.

     Section 3.12. Compensation Committee. The Board of Directors shall establish a Compensation Committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the Chief Executive Officer, the President and other executive officers of the Corporation, along with such other duties and responsibilities as the Board of Directors may confer upon the committee from time to time. In the event of any inconsistency between this Section 3.12 and the Certificate of Incorporation, the terms of the Certificate of Incorporation shall govern.

     Section 3.13. Corporate Governance and Nominating Committee. The Board of Directors shall establish a Corporate Governance and Nominating Committee whose principal duties will be to consider and recommend candidates for election to the Board of Directors and advise the Board of Directors on corporate governance matters, as well as such other duties and responsibilities as the Board of Directors may confer upon the committee from time to time. In the event of any inconsistency between this Section 3.13 and the Certificate of Incorporation, the terms of the Certificate of Incorporation shall govern.

ARTICLE IV

OFFICERS

     Section 4.01. General. The officers of the Corporation will be elected by the Board of Directors. The Board of Directors, in its discretion, may elect a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary, Vice Presidents, Assistant Secretaries and such other officers as determined by the Board of Directors from time to time in accordance with Section 4.11 of these Bylaws. Any number of offices may be held by the same person, unless otherwise prohibited by applicable law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders or directors of the Corporation.

     Section 4.02. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders will elect the officers of the Corporation who will hold their offices for such terms and will exercise such powers and perform such duties as determined from time to time by the Board of Directors. All officers of the Corporation will hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any vacancy occurring in any office of the Corporation will be filled by the Board of Directors.

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     Section 4.03. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, the President and any Vice President or any other person authorized by the Board of Directors, the Chief Executive Officer or the President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer deems advisable to vote in person or by proxy at any meeting of security holders of any entity in which the Corporation owns securities and at any such meeting will possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

     Section 4.04. Chairman of the Board of Directors. Except as otherwise provided in these Bylaws, the Chairman of the Board of Directors, if there is one, will preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors also will perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.

     Section 4.05. Chief Executive Officer. Subject to the control of the Board of Directors and any supervisory powers the Board of Directors may give to the Chairman of the Board of Directors, the Chief Executive Officer shall have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall perform all duties incidental to this office that may be required by law and all such other duties as are properly required of this office by the Board of Directors or assigned to him or her by the Bylaws. In the absence of the Chairman of the Board of Directors, the Chief Executive Officer shall preside at all meetings of the Board of Directors and of the stockholders.

     Section 4.06. President. Subject to the control of the Board of Directors and any supervisory powers the Board of Directors may give to the Chairman of the Board of Directors and the Chief Executive Officer, the President shall be the chief operating officer of the Corporation and shall perform all duties incidental to this office that may be required by law and all such other duties as are properly required of this office by the Board of Directors or assigned to him or her by the Bylaws. At the request of the Chief Executive Officer, or in the event of a vacancy or in the event of his or her inability or refusal to act, the President will perform the duties of the Chief Executive Officer, and when so acting, will have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

     Section 4.07. Vice Presidents. At the request of the President or in the event of a vacancy or in the event of his or her inability or refusal to act, the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) will perform the duties of the President and, when so acting, will have all the powers of and be subject to all the restrictions upon the President. Each Vice President will perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there is no Vice President, the Board of Directors will designate the officer of the Corporation who, in the event of a vacancy or in the event of the inability or refusal of the President to act, will perform the duties of the President, and when so acting, will have all the powers of and be subject to all the restrictions upon the President.

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     Section 4.08. Secretary. The Secretary will be charged with keeping the stock ledger of the Corporation. The Secretary will attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary also will perform like duties for the standing committees. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and will perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer or the President, under whose supervision he or she will be. If there is no Secretary, or the Secretary is unable or refuses to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there is no Assistant Secretary, then the Board of Directors, the Chief Executive Officer or the President may choose another officer to cause such notice to be given.

     The Secretary will have custody of the seal, if any, of the Corporation and the Secretary or any Assistant Secretary, if there is one, will have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal, if any, of the Corporation and to attest the affixing by his or her signature. The Secretary will see that all books, reports, statements, certificates and other documents and records required to be kept or filed by the DGCL and the corporation laws of other jurisdictions in which the Corporation is qualified to do business are properly kept or filed, as the case may be.

     Section 4.09. Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there are any, will perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the President, any Vice President, if there are any, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, will perform the duties of the Secretary, and when so acting, will have all the powers of and be subject to all the restrictions upon the Secretary.

     Section 4.10. Chief Financial Officer. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the care and custody of the moneys, funds, valuable papers and documents of the Corporation (other than his or her own bond, if any, which shall be in the custody of the Chief Executive Officer or the President), and shall have, under the supervision of the Board of Directors, all the powers and duties commonly incident to his or her office. The Chief Financial Officer shall be subject in every way to the order of the Board of Directors, and shall render to the Board of Directors, the Chief Executive Officer and/or the President of the Corporation, whenever they may require it, an account of all his or her transactions and of the financial condition of the Corporation. In addition to the foregoing, the Chief Financial Officer shall have such duties as may be prescribed or determined from time to time by the Board of Directors or by the Chief Executive Officer or the President if the Board of Directors does not do so.

     Section 4.11. Other Officers. Such other officers as the Board of Directors may choose will perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

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     Section 4.12. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors, the Chief Executive Officer, the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective.

     Section 4.13. Removal. Any officer may be removed from office at any time, with or without cause, by the vote or written consent of a majority of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors. In addition, any officer appointed by the Chief Executive Officer or the President may be removed from office at any time, with or without cause, by the Chief Executive Officer or the President.

     Section 4.14. Compensation. The compensation of the executive officers shall be fixed from time to time by or in the manner provided by the Board of Directors, and no executive officer shall be prevented from receiving such compensation by reason of the fact that such executive officer is also a director of the Corporation.

     Section 4.15. Authority and Duties of Officers. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE V

STOCK

     Section 5.01. Certificates for Shares of Stock. The shares of stock of the Corporation shall be represented by certificates unless the Board of Directors shall by resolution provide that some or all of any class or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares of stock represented by a certificate until the certificate is surrendered to the Corporation. Any certificates representing shares of stock of the Corporation shall be in such form as required by law and as approved by the Board of Directors or the Chief Executive Officer. Certificates representing shares of stock shall be issued in numerical order, and each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President, and by the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder. Any or all of the signatures on such certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar who signed such certificate, or whose facsimile signature shall have been used thereon, were such officer, transfer agent or registrar of the Corporation at the date of issue.

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     Section 5.02. Transfers of Stock. Transfers of stock shall be subject to the restrictions on transfer, if any, set forth in the Certificate of Incorporation. Transfers of stock shall be made only upon the stock transfer books of the Corporation, kept at the office of the Corporation or of the transfer agent designated to transfer the class of stock, and before a new certificate is issued with respect to a previously issued certificate, the old certificate shall be surrendered for cancellation, subject to the provisions of Section 5.04. Until and unless the Board of Directors appoints some other person, firm or corporation as its transfer agent (and upon the revocation of any such appointment, thereafter until a new appointment is similarly made), the Secretary of the Corporation shall be the transfer agent of the Corporation without the necessity of any formal action of the Board, and the Secretary, or any person designated by the Secretary, shall perform all of the duties of such transfer agent.

     Section 5.03. Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, conversion and registration of shares of stock of the Corporation (including any certificates representing such shares), not inconsistent with the laws of the State of Delaware, the Certificate of Incorporation and these Bylaws.

     Section 5.04. Lost Certificates. The Board of Directors may direct that a new certificate or certificates be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates to be lost, stolen or destroyed. When authorizing the issue of such replacement certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such allegedly lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to give the Corporation a bond in such sum as it may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or certificates.

     Section 5.05. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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     Section 5.06. Beneficial Owners. The Corporation is entitled to recognize the exclusive right of a person registered on its books as the owner of shares for all purposes, and is not bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has notice thereof, except as otherwise provided by law.

ARTICLE VI

NOTICES

     Section 6.01. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or stockholder, and no provision is made as to how such notice shall be given in these Bylaws, such notice may be given (i) personally, (ii) by mailing a copy of such notice, postage prepaid, directly to such director, member of a committee or stockholder to his or her address as it appears in the records of the Corporation or (iii) by transmitting such notice thereof to him or her, in the case of notice to stockholders to the extent permissible under Section 232 of the DGCL, by facsimile or other electronic transmission to the number or electronic mail address specified in the records of the Corporation or such other methods of electronic transmission permissible under Section 232 of the DGCL.

     Section 6.02. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, will be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, and at the beginning of the meeting does object, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VII

GENERAL PROVISIONS

     Section 7.01. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

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     Section 7.02. Disbursements. All checks or demands for money and notes of the Corporation will be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Section 7.03. Fiscal Year. Unless otherwise fixed by resolution of the Board of Directors, the fiscal year of the Corporation will begin on January 1st and end on December 31st in each calendar year.

     Section 7.04. Corporate Seal. The Board of Directors may adopt a corporate seal, containing the name of the Corporation, and use it by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 7.05. Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

     Section 7.06. Reliance upon Books, Reports and Records. Each director and each member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

     Section 7.07. Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE VIII

INDEMNIFICATION

     Section 8.01. Indemnification; Generally. In addition to and without limiting the rights to indemnification and advancement of expenses specifically provided for in the other Sections of this Article VIII, the Corporation shall indemnify and advance expenses to each person who is or was a director or officer of the Corporation or is or was a director or officer of the Corporation serving at the Corporation’s request as a director, officer, employee or agent of any Other Enterprise to the full extent permitted by the laws of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment).

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     Section 8.02. Indemnification in Actions by Third Parties. The Corporation shall indemnify each person who has been or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or appellate (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation or is or was a director or officer of the Corporation serving at the Corporation’s request as a director, officer, employee or agent of any Other Enterprise against all liabilities and expenses, including without limitation judgments, fines and amounts paid in settlement (provided that such settlement and all amounts paid in connection therewith are approved in advance by the Corporation using the procedures set forth in Section 8.05 of these Bylaws, which approval shall not be unreasonably withheld or delayed), attorneys’ fees, ERISA excise taxes or penalties, fines and other expenses actually and reasonably incurred by such person in connection with such action, suit or proceeding (including without limitation the investigation, defense, settlement or appeal of such action, suit or proceeding) if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful; provided, however, that the Corporation shall not be required to indemnify or advance expenses to any such person or persons seeking indemnification or advancement of expenses in connection with an action, suit or proceeding initiated by such person including, without limitation, any cross-claim or counterclaim initiated by such person, other than a proceeding in accordance with Section 8.05 below, unless the initiation of such action, suit or proceeding was authorized by the Board of Directors of the Corporation. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or under a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that such person’s conduct was unlawful.

     Section 8.03. Indemnification in Derivative Actions. The Corporation shall indemnify each person who has been or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation or is or was a director or officer of the Corporation serving at the Corporation’s request as a director, officer, employee or agent of any Other Enterprise against all expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding (including without limitation the investigation, defense, settlement or appeal of such action, suit or proceeding) if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification under this Section 8.03 shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which the action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

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     Section 8.04. Indemnification for Expenses. Notwithstanding the other provisions of this Article VIII, to the extent a person who is or was serving as a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of any Other Enterprise, has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 8.02 and Section 8.03 of these Bylaws (including the dismissal of any such action, suit or proceeding without prejudice), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

     Section 8.05. Determination of Right to Indemnification. Prior to indemnifying a person pursuant to the provisions of Sections 8.01, 8.02 and 8.03 of these Bylaws, unless ordered by a court and except as otherwise provided by Section 8.04 of these Bylaws, the Corporation shall determine that such person has met the specified standard of conduct entitling such person to indemnification as set forth under Sections 8.01, 8.02 and 8.03 of these Bylaws. Any determination that a person shall or shall not be indemnified under the provisions of Sections 8.01, 8.02 and 8.03 of these Bylaws shall be made (A) by majority vote of the directors who were not parties to the action, suit or proceeding, even though less than a quorum, (B) by a committee of such disinterested directors designated by majority vote of such disinterested directors, even though less than a quorum, (C) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel in a written opinion, or (D) by the stockholders, and such determination shall be final and binding upon the Corporation; provided, however, that in the event such determination is adverse to the person or persons to be indemnified hereunder, such person or persons shall have the right to maintain an action in any court of competent jurisdiction against the Corporation to determine whether or not such person has met the requisite standard of conduct and is entitled to such indemnification hereunder. If such court action is successful and the person or persons shall be determined to be entitled to such indemnification, such person or persons shall be reimbursed by the Corporation for all fees and expenses (including attorneys’ fees) actually and reasonably incurred in connection with any such action (including, without limitation, the investigation, defense, settlement or appeal of such action).

     Section 8.06. Advancement of Expenses. Expenses (including attorneys’ fees) actually and reasonably incurred by a person who may be entitled to indemnification hereunder in defending an action, suit or proceeding, whether civil, criminal, administrative, investigative or appellate, shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to indemnification by the Corporation.

     Section 8.07. Non-Exclusivity. The indemnification and advancement of expenses provided by this Article VIII shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may have or hereafter acquire under any statute, the Certificate of Incorporation, these Bylaws, any agreement, the vote of stockholders or disinterested directors, policy of insurance or otherwise, both as to action in their official capacity and as to action in another capacity while holding their respective offices, and shall not limit in any way any right which the Corporation may have to make additional indemnifications with respect to the same or different persons or classes of person. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise specifically provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and estate of such a person.

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     Section 8.08. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the Corporation’s request as a director, officer, employee or agent of any Other Enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VIII.

     Section 8.09. Vesting of Rights. The rights to indemnification and to the advancement of expenses conferred upon indemnitees in this Article VIII (A) shall be contract rights based upon good and valuable consideration, pursuant to which an indemnitee may bring suit as if the provisions of this Article VIII were set forth in a separate written contract between the indemnitee and the Corporation, (B) are intended to be retroactive and shall be available with respect to action or omission to act occurring prior to the adoption of this Article VIII, (C) shall continue as to an indemnitee who has ceased to be a director or officer of the Corporation or to serve at the request of the Corporation as a director, officer, employee or agent of any Other Enterprise, and shall inure to the benefit of the indemnitee’s heirs, executors and administrators, and (D) shall be deemed to have fully vested at the time the indemnitee first assumes his or her position as an officer or director of the Corporation. No amendment, alteration or repeal of this Article VIII shall adversely affect any right of an indemnitee or his or her heirs, executors or administrators with respect to any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal, and regardless of whether any action, suit or proceeding is brought before or after the indemnitee has ceased to be a director or officer of the Corporation or ceased to serve at the request of the Corporation as a director, officer, employee or agent of any Other Enterprise.

     Section 8.10. Definitions. For the purposes of this Article VIII, references to:

          (A) The “Corporation” shall, if and only if the Board of Directors shall determine, include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify the directors or officers of the constituent corporation and the directors and officers of the constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of any Other Enterprise, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such Corporation serving at the request of such constituent corporation as a director, officer, employee or agent of any Other Enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

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          (B) “Other Enterprise” or “Other Enterprises” shall include without limitation any other corporation, partnership, limited liability company, joint venture, trust or employee benefit plan;

          (C) “director, officer, employee or agent of any Other Enterprise” shall include any person performing similar functions with respect to such Other Enterprise, whether incorporated or unincorporated;

          (D) “fines” shall include any excise taxes assessed against a person with respect to an employee benefit plan;

          (E) “defense” shall include investigations of any threatened, pending or completed action, suit or proceeding as well as appeals thereof and shall also include any defensive assertion of a cross-claim or counterclaim; and

          (F) “serving at the request of the Corporation” shall include any service as a director or officer of a corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and

          (G) “not opposed to the best interests of the Corporation” as referred to in this Article VIII, shall include with respect to any employee benefit plan, actions in good faith and in a manner reasonably believed to be in or not opposed to the interests of the participants and beneficiaries of an employee benefit plan.

     For purposes of this Article VIII, unless the Board of Directors of the Corporation shall determine otherwise, any director or officer of the Corporation who shall serve as a director, officer, employee or agent of any Other Enterprise of which the Corporation, directly or indirectly, is a stockholder or creditor, or in which the Corporation is in any way interested, shall be presumed to be serving as such director, officer, employee or agent at the request of the Corporation. In all other instances where any director or officer of the Corporation shall serve as a director, officer, employee or agent of any Other Enterprise, if it is not otherwise established that such person is or was serving as such director, officer, employee or agent at the request of the Corporation, the Board of Directors of the Corporation shall determine whether such person is or was serving at the request of the Corporation, and it shall not be necessary to show any prior request for such service, which determination shall be final and binding on the Corporation and the person seeking indemnification.

     Section 8.11. Partial Indemnification. Without limiting the generality of the foregoing, if any person who is or was serving as a director or officer of the Corporation, or any person who is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of any Other Enterprise, is entitled under any provision of this Article VIII to indemnification by the Corporation for some or a portion of the judgments, amounts paid in settlement, attorneys’ fees, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, fines or other expenses actually and reasonably incurred by any such person in connection with any threatened, pending or completed action, suit or proceeding (including without limitation the investigation, defense, settlement or appeal of such action, suit or proceeding), whether civil, criminal, administrative, investigative or appellate, but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify such person for the portion thereof to which such person is entitled.

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ARTICLE IX

AMENDMENTS

     Section 9.01. Amendments. Subject to the rights of the holders of any series of preferred stock, these Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted, by the Board of Directors. Subject to the rights of the holders of any series of preferred stock, the Corporation’s Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of not less than a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, except that (and in addition to any other vote that may be required by law), to be amended by the stockholders of the Corporation, the affirmative vote of holders of not less than two-thirds of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to alter, amend or repeal, in whole or in part, Section 2.04, 2.05, 2.06, 3.01, 3.02, Article VIII or this Section 9.01 of the Bylaws or to adopt any bylaw inconsistent with the purpose and intent of the foregoing provisions. Notice of such alteration, amendment, repeal or adoption of new Bylaws will be contained in the notice of any meeting of stockholders at which such matter is expected to be acted upon.

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Appendix D

Summary Comparison of Shareholder Rights before and after the Reincorporation

     There are many differences between the CBCA and the DGCL, as well as differences between the Colorado Articles and Colorado Bylaws, on one hand, and the Delaware Certificate and Delaware Bylaws, on the other. Because of these differences, a reincorporation in Delaware would have an effect on the rights of the Company's shareholders. This section sets forth a summary of the material differences in shareholder rights between the two statutes and related differences in the Company's governing documents before and after the Reincorporation.

     The summary below is not intended to be relied upon as an exhaustive list of all differences in shareholders rights or a complete description of the differences and is qualified in its entirety by reference to the CBCA, the Colorado Articles, the Colorado Bylaws, the DGCL, the Delaware Certificate and the Delaware Bylaws.

Authorized Capital Stock
Colorado The Colorado Articles authorizes the issuance of 200,000,000 shares of common stock, no par value, of which approximately 62,774,595 shares were issued and outstanding as of October 31, 2008.

Delaware

If Proposal No. 3 is approved, the Delaware Certificate will authorize the issuance of an aggregate of 220,000,000 shares of stock in two classes designated respectively as "common stock" and "blank check preferred stock." The total number of shares that the Company will be authorized to issue is: (i) 200,000,000 shares of common stock, par value $0.0001 per share, and (ii) 20,000,000 shares of preferred stock, par value $0.0001 per share ("Preferred Stock"). Upon effectiveness of the Reincorporation, each outstanding share of the Company's common stock will continue to be an outstanding share of the Company's Common Stock, as incorporated in Delaware.

If Proposal No. 3 is not approved, the Delaware Certificate will authorize the issuance of 200,000,000 shares of common stock, par value $0.0001. Upon effectiveness of the Reincorporation, each outstanding share of the Company's common stock will continue to be an outstanding share of the Company's Common Stock, as incorporated in Delaware.

See Proposal No. 3 for a fuller description of the Company's authorized capital stock after the Reincorporation.

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Blank Check Preferred Stock

Colorado

Under the CBCA, if the articles of incorporation so provide, a corporation may issue one or more classes of stock or one or more series of stock within any class, with such preferences, limitations and relative rights as determined by the board of directors without shareholder approval ("Blank Check Preferred Stock").

Delaware

The DGCL also permits, if authorized by the certificate of incorporation, the issuance of Blank Check Preferred Stock with preferences, limitations and relative rights determined by a corporation's board of directors without shareholder approval.

The Colorado Articles does not provide for the issuance of preferred stock of any type.

If Proposal No. 3 is approved, the Delaware Certificate will provide for the issuance of up to 20,000,000 shares of Blank Check Preferred Stock. The Board of Directors will be authorized, subject to any limitations prescribed by law and without the need for further shareholder approval, to provide for the issuance of shares of preferred stock in series, and to establish from time to time the number of shares to be included in such series and to fix the designations, power, preferences and rights of the shares of each series and any qualifications, limitations or restrictions thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of stock then outstanding) by the affirmative vote of the holders of a majority of common stock, without the vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of such holders is required pursuant to the terms of any certificate of designations.

If Proposal No. 3 is not approved, the Delaware Certificate will not provide for the issuance of Blank Check Preferred Stock.

See Proposal No. 3 for a fuller description of the Company's authorized capital stock after the Reincorporation.

2

Special Meetings of Shareholders

Colorado

Under the CBCA, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting.

Delaware

Under the DGCL, a special meeting of shareholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The Delaware statute does not require a corporation to call a special meeting at the request of shareholders.

The Colorado Bylaws provide that a special meeting of shareholders may be called by the Company's principal executive officer or secretary at the request of a majority of the Board, or at the request in writing of shareholders owning a majority in amount of the entire capital stock of the Company issued, outstanding and entitled to vote.	The Delaware Bylaws provide that special meetings of shareholders, subject to the rights of holders of Preferred Stock, may be called by the Board of Directors acting pursuant to a resolution adopted by a majority of the members of the Board of Directors then in office or by the Company at the written request of shareholders owning a majority of the Company's shares, outstanding and entitled to vote. In the event the Company receives a written request from such shareholders, the Company has 120 days after receipt of such request to call and hold the special meeting, and if the Company does not hold and call the meeting within 120 days, the special meeting may then be called directly by such shareholders.

Corporate Action without a Shareholder Meeting

Colorado

The CBCA provides that, unless the articles of incorporation require such action be taken at a shareholder meeting or expressly authorizes that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing.

Delaware

Unless otherwise provided in the certificate of incorporation, the DGCL permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.

The Colorado Bylaws provide that any action required or permitted by the provisions of the CBCA to be taken at a shareholders' meeting may be taken without a meeting, without prior notice and without a vote, if all of the shareholders entitled to vote consent to such action in writing. In the context of a publicly-held corporation, such as the Company, this provision practically eliminates the right of shareholders to act by written consent by requiring that such consent be unanimous.
The Delaware Certificate prohibits shareholder action without a meeting, except in the case of holders of Preferred Stock, who may be entitled to take action by written consent as provided in the applicable certificate of designation.

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Amendment or Repeal of the Articles or Certificate of Incorporation

Colorado

Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders, unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Delaware

Under the DGCL, shareholders are not entitled to enact, without appropriate action taken by the board of directors, an amendment to the certificate of incorporation. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

The Colorado Articles provides that it can be amended as now or hereafter prescribed by Colorado law.	The Delaware Certificate expressly reserves the right of the Company to amend or repeal any provision contained in the Delaware Certificate, in the manner prescribed by Delaware law.
Amendment or Repeal of Bylaws

Colorado

Under the CBCA, shareholders may amend the bylaws. Unless otherwise specified in the corporation's articles of incorporation, directors are also permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless the bylaws prohibit the directors from doing so. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

Delaware

The DGCL provides that shareholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, the power to adopt, amend or repeal bylaws lies in shareholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

Under the Colorado Bylaws, the bylaws can be altered, amended, repealed or restated by the shareholders or, unless expressly prohibited by a particular bylaw, by the Board of Directors. The Colorado Bylaws expressly provide that the Company's shareholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the Board of Directors.	The Delaware Bylaws expressly reserve the right of the Board of Directors to adopt, amend, alter or repeal bylaws of the Company. In addition, the Delaware Bylaws provide that, subject to the rights of holders of Preferred Stock, the bylaws of the Company also may be adopted, amended, altered or repealed by the affirmative vote of shareholders holding at least a majority of the voting power of the Company's capital stock entitled to vote thereon, voting together as a single class; provided, however, that the affirmative vote of shareholders holding at least two-thirds of the voting power will be required to amend or adopt any bylaw inconsistent with certain provisions of the Delaware Bylaws relating to annual meetings, special meetings, board vacancies, the number of board members, director indemnification and the provision regarding the amendment of bylaws.

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Anti-Takeover Statutes

Colorado

The CBCA does not contain provisions designed to deter takeovers of public companies, such as a "fair price" statute, "business combination" statute, "control share acquisition" statute or "cash-out" statute.

Delaware

Section 203 of the DGCL contains a form of a "business combination" statute, although a corporation's certificate of incorporation or shareholders may elect to exclude the corporation from the restrictions imposed thereunder.

Section 203 provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any "interested shareholder" for a three-year period following the date that such shareholder becomes an interested shareholder unless: (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine, confidentially, whether plan shares will be tendered in a tender or exchange offer), or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2 / 3 of the outstanding voting stock which is not owned by the interested shareholder. Except as specified in Section 203 of the DGCL, an interested shareholder is defined to include: (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date; and (b) the affiliates and associates of any such person.

The provisions of the Delaware business combination statute do not apply to a corporation if, subject to certain requirements, the certificate of incorporation or bylaws of the corporation contain a provision expressly electing not to be governed by the provisions of the statute or the corporation does not have voting stock listed on a national securities exchange, authorized for quotation on the Nasdaq Stock Market or held of record by more than 2,000 shareholders.

5

The Colorado Articles sets forth business combination provisions, which are substantively identical to the Delaware business combination statute contained in Section 203 of the DGCL.

Because the Delaware Certificate and Delaware Bylaws do not include any provision to "opt-out" of the Delaware business combination statute, the statute will apply to business combinations involving the Company.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an "interested shareholder" to effect various business combinations with the Company for a three-year period. The provisions of Section 203 of the DGCL may encourage companies interested in acquiring the Company to negotiate in advance with the Board of Directors, since the shareholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the shareholder becoming an interested shareholder.

Number of Directors

Colorado

Under the CBCA, the number of directors must be specified in a corporation's bylaws.

The Colorado Bylaws provide that the number of directors shall not be less than three or more than ten. The number of directors may be changed or fixed from time to time by action of the Board of Directors, but no decrease in number shall have the effect of shortening the term of any incumbent director. The CBCA provides that shareholders may amend a corporation's bylaws without the approval of the board of directors. Accordingly, under the CBCA, shareholders of the Company have the ability to determine the size of the Board of Directors.

Delaware

The DGCL permits the number of directors to be specified in either a corporation's bylaws or the corporation's certificate of incorporation; in the latter case a change in the number of directors may be made only by amendment of the certificate.

The Delaware Bylaws provide that the Board shall consist of not less than three and not more than 12 members, the exact number of which shall be fixed from time to time, exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

Term
Colorado The CBCA permits (but does not require) the classifications of a corporation's board of directors in the same manner as the DGCL.

Delaware

The DGCL, like the CBCA, permits (but does not require) classifications of a corporation's board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible. In the event of multiple classes of directors, the DGCL provides for staggered terms of two years if there are two classes of directors or three years if there are three classes of directors.

6

The Company's directors are currently elected annually. All directors hold office until the next annual meeting of shareholders following their election or until their successors are elected and qualified, or until their earlier death, resignation or removal.

The Delaware Certificate, like the Colorado Articles, provides that the Company's directors are elected annually. Under the Delaware Certificate, subject to the rights of holders of Preferred Stock, all directors hold office until the next annual meeting of shareholders following their election or until their successors are elected and qualified, or until their earlier death, resignation or removal.

Removal

Colorado

Under the CBCA, one or more directors may be removed from office by the shareholders with or without cause, unless a corporation's articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

The Colorado Articles does not limit a shareholder's right to vote to remove a director without cause. The Colorado Bylaws provide that the Company's Directors may be removed at any time, with or without cause, by the affirmative vote of holders of at least a majority of the Company's outstanding shares entitled to vote at the election of directors.

Delaware

Under the DGCL, one or more directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the corporation's outstanding shares entitled to vote at an election of directors.

The Delaware Bylaws provide that the Company's Directors may be removed at any time, with or without cause, by the affirmative vote of holders of at least a majority of the voting shares in order to comply with the DGCL.

Vacancies

Colorado

Under the CBCA (unless otherwise provided in the articles of incorporation), any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.

Delaware

Under the DGCL (unless otherwise provided in the articles of incorporation or bylaws), any vacancy on the board of directors, including any vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Under the DGCL (unless otherwise provided in the articles of incorporation or bylaws), shareholders may fill the vacancy only if (i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of shareholders holding at least 10% of a corporation's outstanding voting shares, orders an election to fill any such position.

The Colorado Articles does not alter the procedures specified in the CBCA. The Colorado Bylaws includes a provision that by limits the right to fill vacancies to the Board of Directors.	Under the Delaware Bylaws, vacancies on the board of directors may be filled by vote of a majority of the remaining directors, although less than a quorum.

7

Cumulative Voting; Vote Required for the Election of Directors

Colorado

Under the CBCA, shareholders have the right to cumulate their votes in the election of directors unless otherwise provided in the articles of incorporation. In addition, the CBCA provides that, absent a provision to the contrary in a corporation's articles of incorporation, the election of directors will be by a plurality vote of the shareholders entitled to vote.

Delaware

The DGCL permits cumulative voting if provided in the certificate of incorporation. In addition, the DGCL provides for the election of directors by plurality vote of the shareholders entitled to vote, unless the Company's certificate of incorporation or bylaws provide otherwise.

The Colorado Articles expressly prohibits cumulative voting for the election of directors. The Colorado Articles does not alter the default plurality voting standard for the election of directors.	The Delaware Certificate expressly prohibits cumulative voting for the election of directors. The Delaware Bylaws expressly provides for the plurality voting standard for the election of directors.
Limitation of Liability of Directors

Colorado

The CBCA permits a corporation to include a provision in its articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. The applicable CBCA statute is substantively identical to the corresponding statute contained in the DGCL.

Delaware

Under the DGCL and the CBCA, a provision eliminating the liability of a director to the corporation or its shareholders for monetary liability for breach of the director's fiduciary duty in certain cases must be contained in the corporation's certificate of incorporation or articles of incorporation, as applicable. In Delaware and Colorado, a director may not be exculpated from liability: (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) arising from transactions relating to certain unlawful distributions, or (iv) for any transaction from which the director derived an improper personal benefit.

The Colorado Articles exculpates directors of the Company from all monetary damages for breach of fiduciary duty as a director to the fullest extent allowed under Colorado law.	The Delaware Certificate exculpates directors of the Company from all monetary damages for breach of fiduciary duty as a director to the fullest extent allowed under Delaware law.

8

Indemnification of Directors and Officers
Colorado The CBCA provisions regarding indemnification rights are substantially similar to the provisions contained in the DGCL, except as noted below.

Delaware

The DGCL provisions relating to the indemnification of directors and officers is summarized below. The DGCL expressly provides that the indemnification rights provided by the DGCL are not exclusive, but this has been interpreted to not allow deviation from the substantive standards of conduct specified in the statute.

Permissive Indemnification. In addition to the limitations of the DGCL, the CBCA prohibits a corporation from indemnifying an Indemnitee adjudged liable of receiving an improper personal benefit.

The CBCA also allows a corporation to indemnify an Indemnitee, who is not a director, to a greater extent than specified in the CBCA, if not inconsistent with public policy, however, a corporation may only indemnify a director as specified in the CBCA.

The CBCA requires a corporation to provide its shareholders with written notice of any indemnification payments or expense advancements paid to a director on or before the notice of the next shareholder's meeting after making such payments.

Permissive Indemnification – Non-Derivative Actions. Under the DGCL, a corporation may indemnify a director, officer, employee or agent of a corporation (each, an "Indemnitee") who was or is a party or is threatened to be made a party to any proceeding against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such proceeding if the Indemnitee met the specified Standard of Conduct.

Permissive Indemnification – Derivative Actions. In the case of derivative actions, a corporation may indemnify an Indemnitee against expenses (including attorneys' fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the Indemnitee met the specified Standard of Conduct, except that no indemnification may be made for any claim as to which the Indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity.

Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL's indemnification provisions must be indemnified by the Corporation for reasonable expenses (including attorneys' fees).

Standard of Conduct. Under the CBCA, the specified Standard of Conduct requires that an Indemnitee acted (i) in good faith, (ii) in a manner the Indemnitee reasonably believed to be, in the case of conduct in the Indemnitee's official capacity, in the best interests of the corporation, and, for all other conduct, at least not opposed to the best interests of the corporation and (iii) with respect to any criminal action or proceeding, with no reasonable cause to believe the Indemnitee's conduct was unlawful.

Standard of Conduct. The DGCL states that any permissive indemnification, unless ordered by a court, may be made only after a determination that the Indemnitee met the specified Standard of Conduct. Under the DGCL, the specified Standard of Conduct requires that an Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee's conduct was unlawful. The determination may be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

9

The Colorado Articles and Colorado Bylaws require the Company to indemnify any person who is or was a director, officer, employee or agent of the Company to the fullest extent allowed by the laws of Colorado.

Under the Delaware Certificate and Delaware Bylaws, the Company must indemnify any person who is or was a director or officer of the Company to the fullest extent allowed under the DGCL.
Advancement of Expenses

Colorado

Advancement of Expenses. Under the CBCA, a corporation may advance reasonable expenses to the Indemnitee in advance of the final disposition of a proceeding upon (i) a written affirmation of the Indemnitee's good faith belief that the Indemnitee met the specified Standard of Conduct and (ii) a written undertaking by or on behalf of the Indemnitee to repay such amount to the corporation if it is ultimately determined that the Indemnitee did not meet the specified Standard of Conduct. Under the CBCA, a corporation must make a preliminary determination based upon the then known facts that the specified Standard of Conduct has been met prior to advancing the Indemnitee expenses.

Delaware

Advancement of Expenses. A corporation may advance reasonable expenses to the Indemnitee in advance of the final disposition of a proceeding upon a written undertaking by or on behalf of the Indemnitee to repay such amount to the corporation if it is ultimately determined that the Indemnitee did not meet the specified Standard of Conduct.

The Colorado Articles and Colorado Bylaws require the Company to advance expenses to any person who is or was a director, officer, employee or agent of the Company to the fullest extent allowed by the laws of Colorado.
Under the Delaware Certificate and Delaware Bylaws, the Company may advance expenses to any person who is or was a director or officer of the Company to the fullest extent allowed under the DGCL.
Transactions with Officers and Directors

Colorado

The CBCA contains a provision regarding interested transactions between a corporation and its executives that is substantively identical to the corresponding statute contained in the DGCL, except that the applicable CBCA statute only addresses transactions between a corporation and its directors.

Delaware

The DGCL provide that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have a financial interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

10

Neither the Colorado Articles nor the Colorado Bylaws places restrictions in addition to those contained in this CBCA provision.	The Delaware Bylaws contain a provision identical to this DGCL provision.
Dissenters' Rights of Appraisal

Colorado

Dissenting shareholders have the right to obtain the fair value of their shares in more circumstances under the CBCA than under the DGCL. Under the CBCA, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation's business, (ii) to merge or consolidate with another corporation, or (iii) to participate in a share exchange. Dissenters' rights under the CBCA are available to both record holders and beneficial holders.

Delaware

Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of (i) a sale, lease or exchange of all or substantially all of the corporation's assets or (ii) a share exchange. Appraisal rights under the DGCL are available to record holders only.

Neither the Colorado Articles nor the Colorado Bylaws places restrictions in addition to those contained in these CBCA provisions.	Neither the Delaware Certificate nor the Delaware Bylaws places restrictions in addition to those contained in these DGCL provisions.
Shareholders Rights to Examine Books and Records

Colorado

Under the CBCA, any record or beneficial shareholder of a corporation may, upon 5 days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of the board of directors of the corporation, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Delaware

Under the DGCL, the inspection rights of the shareholders of a corporation are the same as under Colorado law, except: (i) there is no requirement that a shareholder has been a shareholder for at least 3 months or is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if a corporation refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the shareholder may apply to the Court of Chancery for an order to compel such inspection.

Neither the Colorado Articles nor the Colorado Bylaws contains a provision respecting examination rights.	Neither the Delaware Certificate nor the Delaware Bylaws contains a provision respecting examination rights.

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Dividends and Repurchases of Shares

Colorado

The CBCA dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The CBCA permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Delaware

The concepts of par value, capital and surplus are retained under the DGCL. The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

The term "capital" means the aggregate par value of all outstanding shares of capital stock and the term "surplus" means the excess of fair value of net assets over the amount of capital. As a practical matter, the difference between the tests under the DGCL and CBCA is that dividends and stock repurchases cannot be made from capital under the DGCL, which would only incrementally restrict approximately $6,300 of such payments.

Neither the Colorado Articles nor the Colorado Bylaws prohibits (i) the payment of dividends or (ii) the repurchase and subsequent reissuance of shares acquired by the Company.	Neither the Delaware Certificate nor the Delaware Bylaws prohibits (i) the payment of dividends or (ii) the repurchase and subsequent reissuance of shares acquired by the Company.
Franchise Tax
Colorado There is no franchise tax in Colorado.

Delaware

The DGCL requires corporations to pay a franchise tax annually. The Company estimates that after the Reincorporation, the Company's annual franchise tax in Delaware would be between $13,000 and $15,000. If Proposal No. 3 is approved, the estimated amount of annual franchise tax would be slightly higher, approximately $16,000, due to the addition of 20 million authorized shares of "blank check" preferred stock.

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Appendix E

NIC INC. 2006 AMENDED AND RESTATED
STOCK OPTION AND INCENTIVE PLAN

(Article IV, Section A is proposed to be amended to change
9,286,754 shares to 14,286,754 shares as set forth therein)

ARTICLE I. PURPOSE.

A. The purpose of the Plan is to provide a means by which selected Employees, Directors and Consultants of the Company, and its Affiliates, if any, may be given an opportunity to benefit from increases in value of the Common Stock of the Company through the grant of Options, Restricted Stock Awards or both.

B. The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

C. All Options granted under the Plan shall be separately designated as Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and in such form as issued pursuant to Article VI, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option or granted pursuant to a Restricted Stock Award, which shall also be in such form as issued pursuant to Article VIII.

D. The Plan is a 2006 amendment and restatement of the National Information Consortium, Inc. 1998 Stock Option Plan, as adopted effective May 5, 1998 and amended November 3, 1998 and May 4, 1999, revised as of August 31, 1999 and amended and restated as of May 4, 2004. Any option granted under the National Information Consortium, Inc. 1998 Stock Option Plan prior to the Plan’s effective date, as provided in Article XV, shall be subject to the terms of the National Information Consortium, Inc. 1998 Stock Option Plan as they existed immediately prior to that effective date.

ARTICLE II. DEFINITIONS.

     “Act” means the Securities Act of 1933, as amended.

     “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     “Award” means either an Option or a Restricted Stock Award.

     “Board” means the Board of Directors of the Company.

     “Code” means the Internal Revenue Code of 1986, as amended, and any Internal Revenue Code adopted in the future to replace the Internal Revenue Code of 1986.

     “Committee” means the Committee of Outside Directors appointed by the Board in accordance with subsection C of Article III to administer the Plan. For any purposes under this Plan, the Committee may be the Compensation Committee of the Company's Board.

     “Common Stock” means shares of the Company’s common stock, no par value.

     “Company” means NIC Inc., a Colorado corporation.

     “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services as an independent contractor and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

     “Continuous Status as an Employee, Director or Consultant” means that the provision of services to the Company or an Affiliate in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the person remains in the service of the Company, Affiliate or successor in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave approved by the Company; provided, however, that any such authorized leave of absence shall be treated as Continuous Status as an Employee, Director or Consultant for the purposes of vesting only to the extent as may be provided in the Company’s leave policy. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. The Board, in its sole discretion, shall in all cases determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted or terminated.

     “Covered Employee” means any person who, on the last day of the taxable year, is the chief executive officer (or is acting in such capacity) or is among the four most highly compensated officers (other than the chief executive officer) of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     “Director” means a member of the Board or of the board of directors of an Affiliate.

     “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company as determined under the rules contained in Code Section 3401. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient by itself to constitute “employment” by the Company.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

     (i) If the Common Stock is readily tradable on an established securities market, the fair market value of the Common Stock on the date of grant means the value determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant of the Award, or any other reasonable basis using actual transactions in the Common Stock as reported by such market and consistently applied.

     (ii) If the Common Stock is not readily tradable on an established securities market, the fair market value of the Common Stock on the date of grant means the value determined by a valuation of the Common Stock determined by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code and the regulations thereunder as of a date that is no more than 12 months before the relevant Option grant date.

     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option (as set forth in the Option Agreement) and that qualifies as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option (as set forth in the Option Agreement) or that does not qualify as an Incentive Stock Option.

     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     “Option” means a stock option granted pursuant to the Plan.

     “Option Agreement” means a written agreement between the Company and a Recipient evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     “Outside Director” means a Director who (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), (ii) is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan) during the taxable year, (iii) has not been an officer of the Company or an “affiliated corporation” at any time, (iv) is not currently receiving direct or indirect remuneration (including any payment in exchange for goods or services) from the Company or an “affiliated corporation” in any capacity other than as a Director, (v) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code, a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an "independent director" for purposes of Rule 4350 of the National Association of Securities Dealers, Inc.

     “Plan” means this NIC Inc. 2006 Amended and Restated Stock Option and Incentive Plan.

     “Purchase Price” is defined in Subsection C of Article VI.

     “Recipient” means an Employee, Director or Consultant, or their transferees, who holds an outstanding Option or Restricted Stock Award.

     “Restricted Stock” means Common Stock awarded to an Employee pursuant to Article VIII that is subject to certain restrictions and a substantial risk of forfeiture.

     “Restricted Stock Agreement” means a written agreement between the Company and a Recipient evidencing the terms, conditions and restrictions of an individual Restricted Stock Award. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

ARTICLE III. ADMINISTRATION.

A. The Plan shall be administered by the Board unless and until the Board delegates administration to the Committee, as provided in subsection C of this Article III.

B. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

     (i) To determine, in its sole discretion, from time to time which of the persons eligible under the Plan shall be granted an Award; when and how each Award shall be granted; whether an Option granted will be an Incentive Stock Option or a Non-Qualified Stock Option, or a combination of the foregoing; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to an Award; the number of shares with respect to which an Award shall be granted to each such person; and all other terms, conditions and restrictions applicable to each such Award or shares acquired upon exercise of an Option not inconsistent with the terms of the Plan.

     (ii) To approve one or more forms of Option Agreement and Restricted Stock Agreement.

     (iii) To construe and interpret, in its sole discretion, the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

     (iv) To amend, modify or otherwise change in any manner the Plan or an Award as provided in Article XIII and to suspend or terminate the Plan as provided in Article XIV.

     (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

     All decisions, determinations and interpretations of the Board shall be final, binding and conclusive on any Recipient and any other person with an interest in the Plan or in an Award and on any Affiliate.

C. The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) of its members, all of the members of which Committee shall be Outside Directors. The Committee may be the Board's Compensation Committee. Furthermore, notwithstanding anything in this Article III to the contrary, the Board shall delegate administration of the Plan to the Committee for any grant of an Award to an eligible person who is a Covered Employee or who is expected to be a Covered Employee at the time of recognition of income resulting from such Award with respect to either of whom the Company wishes to avoid the application of Section 162(m) of the Code.

     Notwithstanding anything in this Article III to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Awards to eligible persons who (i) are not then subject to Section 16 of the Exchange Act and (ii) are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (B) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

     In the event that any administration of the Plan is delegated to the Committee under this Article III, the Committee shall have, during such delegation and in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and, upon abolition administration of the Plan shall revert automatically, without any further action on the Board's part, to the Board.

D. Notwithstanding anything in this Article III to the contrary, at any time the Board may also delegate to any proper Officer the authority to grant Awards, without further approval of the Board, to eligible persons who (i) are not then subject to Section 16 of the Exchange Act and (ii) are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (B) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code; provided, however, that (i) the exercise price per share of each Option Award shall be equal to the Fair Market Value of such stock at the date of grant, and (ii) each Option Award shall be subject to the terms and conditions of the standard form of Option Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board.

E. No member of the Board or of any committee constituted under this Article III or any Officer acting pursuant to this Article shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any Award.

ARTICLE IV. SHARES SUBJECT TO THE PLAN.

A. Subject to the provisions of Article XII relating to adjustments upon changes in stock, the amount of stock that may be issued pursuant to Awards shall not exceed in the aggregate [nine million two hundred eighty-six thousand seven hundred fifty-four (9,286,754)] fourteen million two hundred eighty-six thousand seven hundred fifty-four (14,286,754) shares of the Common Stock. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares not acquired underlying such Award shall revert to and again become available for issuance under the Plan.

B. The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ARTICLE V. ELIGIBILITY.

A. Incentive Stock Options may be granted only to Employees. Non-Qualified Stock Options and Restricted Stock may be granted only to Employees, Directors or Consultants.

B. No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of any of its Affiliates (a “Ten Percent Stockholder”), unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

C. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Recipient during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

D. Subject to the provisions of Article XII relating to adjustments upon changes in stock, no person shall be eligible to be granted Awards covering more than two hundred thousand (200,000) shares of the Common Stock in any calendar year.

ARTICLE VI. TERMS OF OPTIONS.

     Each Option shall be evidenced by an Option Agreement in such form and shall contain such terms and conditions as the Board shall deem appropriate. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement or by communicating with the Company in such manner as the Company may authorize. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof or as specifically set forth in the Option Agreement or otherwise) the substance of each of the following provisions:

A. Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. However, in the case of an Incentive Stock Option granted to a Recipient who, at the time the Option is granted, is a Ten Percent Stockholder (as described in subsection B of Article V), the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

B. Price. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

C. Consideration. The purchase price of stock acquired pursuant to an Option (the “Purchase Price”) shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or check at the time the Option is exercised, or (ii) as set forth in the Option Agreement (or in the case of a Non-Qualified Stock Option, as subsequently determined in the discretion of the Board or the Committee) (A) in shares of Common Stock duly endorsed over to the Company (which shares shall have been owned by the Option holder for at least six (6) months prior to such exercise and, for purposes of this paragraph, be valued at their Fair Market Value as of the business day immediately preceding the date of such exercise), (B) by written direction to an authorized broker to sell the shares of Common Stock purchased pursuant to such exercise immediately for the account of the Option holder and pay an appropriate portion of the proceeds thereof to the Company, (C) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the Recipient in any other form of legal consideration that may be acceptable to the Board, or (D) any combination of such methods of payment which together amount to the full exercise price of the shares purchased pursuant to the exercise of the Option. For purposes of this subsection C, the Purchase Price shall include the amount of the full exercise price of the Common Stock shares purchased pursuant to the exercise of the Option plus the minimum amount, if any, of any applicable taxes which the Company is required to withhold.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. No deferred payment arrangement shall be permitted if the exercise of an Option for such a deferred payment would be a violation of any law or cause the Plan to be deemed a "nonqualified deferred compensation plan", as defined in Section 409A of the Code.

D. Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Recipient only by such Recipient or by his attorney-in-fact or conservator, unless such exercise by the attorney-in-fact or the conservator of the Recipient would disqualify the Incentive Stock Option as such. Unless the Board otherwise specifies, a Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Recipient only by such person or by his attorney-in-fact or conservator.

     Notwithstanding the foregoing, the Recipient may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Recipient, shall thereafter be entitled to exercise the Option.

E. Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. Unless otherwise specified in an Option Agreement, the shares of stock underlying an Option grant shall vest in four equal amounts: the first installment will be first exercisable on the six (6)-month anniversary of the option grant date and each succeeding installment will be first exercisable one (1) year from the date that the immediately preceding installment became exercisable. Any vesting schedule can be accelerated in the discretion of the Board, unless otherwise specified in the Option Agreement.

F. Termination of Employment or Relationship as a Director or Consultant. In the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Recipient’s death or disability), the Recipient may exercise his or her Option (to the extent that the Recipient was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Recipient’s Continuous Status as an Employee, Director or Consultant (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Recipient is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified in the Option Agreement or in this Plan, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Recipient’s death or disability).

G. Disability of Recipient. In the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s disability, as defined in Section 22(e)(3) of the Code, the Recipient may exercise his or her Option (to the extent that the Recipient was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination of Continuous Status, the Recipient is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s disability.

H. Death of Recipient. In the event of the death of a Recipient during, or within a period specified in the Option after the termination of, the Recipient’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Recipient was entitled to exercise the Option at the date of death) by the Recipient’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Recipient’s death pursuant to subsection D of Article VI, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Recipient was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s death.

I. Responsibility for Option Exercise. A Recipient is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time under the Plan. By signing or accepting an Option Agreement a Recipient (and any person to whom the Option under that Option Agreement is transferred) acknowledges that information regarding the procedures and requirements for the exercise of that Option is available upon such Recipient’s or person’s request to the Board. The Company shall have no duty or obligation to notify any Recipient of the expiration of any Option.

ARTICLE VII. REPRICING, CANCELLATION AND RE-GRANT OF OPTIONS.

     The Board or the Committee shall not effect at any time directly or indirectly the repricing of any outstanding Options, including without limitation a repricing by the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different amount of shares of stock. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

ARTICLE VIII. RESTRICTED STOCK AWARDS

A. The Board is authorized to make Awards of Restricted Stock to any Recipient selected by the Board in such amounts and subject to such terms and conditions as determined by the Board. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Agreement.

B. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Board may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

C. All Awards of Restricted Stock shall be subject to a "substantial risk of forfeiture" as defined by Section 409A-1(d) of the Code. Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Board may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

D. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Board shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE IX. COVENANTS OF THE COMPANY.

     During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

ARTICLE X. USE OF PROCEEDS FROM EXERCISE OF OPTIONS.

     Proceeds from the exercise of Options shall constitute general funds of the Company.

ARTICLE XI. MISCELLANEOUS.

A. Neither an Employee, Director or Consultant nor any person to whom an Option may be transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Award unless and until such person has satisfied all requirements for exercise, which can include an early exercise, of the Option pursuant to its terms, or until all restrictions on a Restricted Stock Award have lapsed, and the Company has issued such shares.

B. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Employee, Director or Consultant or other holder of Awards or Common Stock issued upon exercise of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company’s Board of Directors and/or the Company’s stockholders to remove any Director pursuant to the terms of the Company’s Articles of Incorporation and By-Laws and the provisions of Colorado Law, or the right to terminate the relationship of any Consultant with the Company or its Affiliates.

C. If the Company or its Affiliates is required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations, in respect of the issuance of Awards or shares of stock pursuant to the Plan, the Company or such Affiliates shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Recipient. In any event, such person shall promptly make available to the Company or such Affiliate, when requested by the Company or such Affiliate, sufficient funds to meet the requirements of such withholding, and the Company or such Affiliate may take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or such Affiliate from any funds or property due or to become due to such person.

D. To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the stock otherwise issuable to the Recipient as a result of the exercise or acquisition of stock underlying the Option; or (iii) delivering to the Company unencumbered shares of the Company’s stock owned by the person acquiring the stock. The Fair Market Value of any shares of Common Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rules.

E. The Company shall not be required to issue fractional shares pursuant to this Plan and, accordingly, a Recipient may be awarded or required to purchase only whole shares.

F. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or laws of the United States, shall be governed by the laws of the State of Colorado and construed accordingly, without reference to the conflict of laws principles.

G. The receipt, transfer and exercise of any Award is subject to taxation under Section 83 of the Code.

ARTICLE XII. ADJUSTMENTS UPON CHANGES IN STOCK.

If any change is made in the stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, and the outstanding Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction not involving the receipt of consideration by the Company.)

ARTICLE XIII. AMENDMENT OF THE PLAN AND AWARDS.

A. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Article XII relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

     (i) Increase the number of shares reserved for Awards under the Plan;

     (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

     (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

B. The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

C. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

D. Rights and obligations of the Recipient under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan except with the written consent of the Recipient, unless such amendment is necessary to comply with any applicable law, regulation or rule as determined in the sole discretion of the Board.

E. The Board at any time, and from time to time, may amend, modify, extend, cancel or renew any Award or waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof and accelerate, continue, extend or defer the exercise time for any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Recipient’s termination of Continuous Status as an Employee, Director or Consultant; provided, however, that the rights and obligations under any Award shall not be materially impaired by any such amendment except with the written consent of the Recipient, unless such amendment is necessary to comply with any applicable law, regulation or rule as determined in the sole discretion of the Board.

     The Board may accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest notwithstanding the provisions in the Option Agreement stating the time at which it may first be exercised or the time during which it will vest.

F. The Board may amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

ARTICLE XIV. TERMINATION OR SUSPENSION OF THE PLAN.

A. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2015, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

B. Rights and obligations under any Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Recipient, unless such impairment is necessary to qualify the Award as an Incentive Stock Option or to comply with any applicable law, regulation or rule all as determined in the sole discretion of the Board.

ARTICLE XV. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be obtained within twelve (12) months before or after the date when the Plan is adopted by the Board.

ARTICLE XVI. COMPLIANCE WITH SECURITIES LAWS.

     The grant of Awards and the issuance of shares of Common Stock upon the exercise of Options shall be subject to compliance with all applicable requirements of federal and state law with respect to such securities. Options may not be exercised if the issuance of shares of Common Stock upon exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. In addition, no Option may be exercised unless (A) a registration statement under the Act shall at the time of exercise of the Option be in effect with respect to the Common Stock shares to be issued upon the exercise of that Option or (B) in the opinion of counsel to the Company, the Common Stock shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Stock shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition of the exercise of any Option, the Company may require the Recipient to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. The Company may, upon the advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

ARTICLE XVII. COMPLIANCE WITH SECTION 409A.

     To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Option Agreement or other agreement evidencing the Award will incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award agreements will be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Plan's effective date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Plan's effective date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Plan's effective date), the Board may adopt such amendment to the Plan and applicable Award agreements or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

* * * * *

PRELIMINARY FORM OF PROXY

25501 WEST VALLEY PARKWAY SUITE 300 OLATHE, KS 66061
VOTE BY INTERNET - www.proxyvote.com/nic
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date (the cut-off date). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by NIC Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your Vote, by whatever method, must be received by May 4, 2009 to ensure that it is counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 5, 2009:
The Proxy Statement and Annual Report to Shareholders are available to you at http://materials.proxyvote.com/62914B.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
NIC INC.
The Board of Directors recommends you vote FOR the following proposals:

Vote on Directors

1.	ELECTION OF DIRECTORS
	Nominees:
	01)	Harry H. Herington	05)	Ross C. Hartley
	02)	Art N. Burtscher	06)	Alexander C. Kemper
	03)	Daniel J. Evans	07)	Pete Wilson
	04)	Jeffery S. Fraser

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
☐	☐	☐

Vote on Proposals		For	Against	Abstain

2.	Proposal to approve a plan of conversion to cause the reincorporation of the Company from the State of Colorado to the State of Delaware;	☐	☐	☐

3.	Proposal to approve the inclusion in the Company’s Delaware certificate of incorporation of provisions authorizing an additional 20,000,000 shares of capital stock designated as “blank check” preferred stock;	☐	☐	☐

4.	Proposal to approve the amendment to the 2006 Amended and Restated Stock Option and Incentive Plan;	☐	☐	☐

		For	Against	Abstain

5.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the year ending December 31, 2009; and	☐	☐	☐

6.	Proposal to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes for approval of the other matters referenced in this proxy at the Annual Meeting.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholders. If no direction is made, this proxy will be voted FOR items 1 through 6. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please sign your name exactly as it appears hereon. When  signing  as  attorney,  executor, administrator, trustee  or  guardian,  please  add  your  title  as  such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY FORM OF PROXY

NIC INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS
MAY 5, 2009
10:00 A.M.

The undersigned shareholder(s) hereby appoint Harry H. Herington and William F. Bradley, Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NIC Inc. that the undersigned shareholder(s) are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. CDT on May 5, 2009, at the Sheraton Overland Park Hotel at the Convention Center, 6100 College Boulevard, Overland Park, Kansas 66211, and any adjournments or  postponements  thereof. This proxy revokes all prior proxies given by the undersigned shareholder(s).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE